As filed with the Securities and Exchange Commission on ____________, 201_

Registration No. 333-194562

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pre-Effective Amendment No.2 to

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

YORKE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

222 South Main St. Suite 500
Salt Lake City, Utah 84101
(385) 282-5164
(Address, including zip code, and telephone number, including area code of registrant’s principal executive offices)

Ronald W. Daw
Chief Executive Officer
222 South Main St. Suite 500
Salt Lake City, Utah 84101
(385) 282-5164

(Name, address, including zip code, and telephone number, including area code of agent for service)

Copies to:

David S. Evans, Esq. Alexander N. Pearson, Esq. Kirton McConkie, P.C. 60 E. South Temple, Suite 1800 Salt Lake City, Utah (801) 328-3600

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	20,000,000 shares of Common Stock	$10.00	$200,000,000	$25,760 (1)

(1) Previously Paid.
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION,

PRELIMINARY PROSPECTUS DATED ____________ 201_

YORKE CAPITAL CORPORATION

COMMON STOCK
_____________

Minimum Offering of 100,000 Shares of Common Stock

Maximum Offering of 20,000,000 Shares of Common Stock

Yorke Capital Corporation (the “Company,” “we,” or “us” as appropriate) is a closed-end, non-diversified investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, (the “1940 Act”).  We were incorporated under the general corporation laws of the State of Maryland on November 15, 2013, and will commence operations upon raising gross proceeds in excess of $1 million, all of which must be from persons who are not affiliated with us or Yorke Capital Management, LLC. Our investment activities are managed by Yorke Capital Management, LLC (“YCM”), an investment adviser that was originally organized under Delaware law as Quail Creek Partners, LLC, in 2012 and was originally registered under the Investment Advisers Act of 1940 (the “Advisers Act”) on April 30,  2014. YCM subsequently withdrew its Advisers Act registration and shortly thereafter reapplied for registration as an investment adviser. On September 20, 2014 the Securities and Exchange Commission (“SEC”) issued an order granting YCM’s registration as an investment adviser under the Advisers Act.  As our investment adviser, YCM is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  YCM also provides us with the administrative services necessary for us to operate.

This is our initial public offering, and our shares have no history of public trading. Through our unaffiliated broker-dealer, Orchard Securities, LLC or the “dealer manager,” we are offering up to 20,000,000 shares of common stock in this offering at an initial offering price of $10.00 per share. The dealer manager is not required to sell any specific number or dollar amount of shares, but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. Pending satisfaction of the minimum offering condition, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including the sales load and interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. While we are not required to do so, we intend to list our shares on a national exchange within thirty-six (36) months of satisfying the minimum offering, but no sooner than twelve (12) months following satisfaction of the minimum offering.

Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments, while still obtaining capital appreciation from our equity and equity-related investments.  Our objective is to invest in equity securities as well as debt instruments with lower middle market companies (“LLM Companies”).  We intend to do so by (i) infusing growth capital into such LMM Companies in order to maximize capital appreciation and gains, while (ii) maintaining current income through the use of loan facilities, which will primarily consist of senior secured loans.  A LMM Company is a company that has up to $200 million in revenue and up to $15 million in EBITDA. LMM Companies offer a variety of goods and services. The debt securities in which the Company invests will generally be considered below investment grade, which are also known as “junk securities.” Indebtedness below investment grade quality has predominantly speculative characteristics with respect to the borrower’s capacity to pay interest and repay principal. Additionally, a material amount of the Company’s debt investments will not fully amortize during their lifetime, which could result in a substantial loss to the Company if the portfolio company is unable to refinance or repay the debt at maturity.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. As required by federal law and regulation, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information will be available free of charge by contacting us by mail at 222 S. Main St. Suite 500, Salt Lake City, Utah 84101; by telephone at (385) 282-5164; or on our website at http:// www.yorkecap.com. (Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.) The SEC also maintains a website at http://www.sec.gov that contains such information.

An investment in our common stock is subject to a variety of risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value (“NAV”). If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $10 per share, purchasers in this offering will experience immediate dilution in NAV of approximately $1.50 per share. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page ___ to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Yorke Capital Corporation is a development-stage company and as of the date of this Registration Statement, has had no revenues.  The Company qualifies as an “emerging growth company” under the JOBS Act of 2012, but we do not intend to take advantage of the exemptions available to emerging growth companies, including those related to the scaled disclosure requirements and modified accounting standards created by the JOBS Act, which are otherwise available to such companies.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in shares of our common stock are subject to risks, including without limitation, the following risks:
  You should not expect to be able to sell your shares of common stock regardless of how we perform.
  If you are able to sell your shares of common stock, you will likely receive less than your purchase price.
  We do not intend to list our shares of common stock on any securities exchange during, or for what may be a significant time after, the offering period, and we do not expect a secondary market in the shares of common stock to develop.
  You should consider that you may not have access to the money you invest for an indefinite period of time.
  An investment in our shares of common stock is not suitable for you if you need access to the money you invest.
  Because the Company’s investors will be unable to sell their shares of common stock, its shareholders will be unable to reduce their exposure on any market downturn.

  Although the Company intends to list its shares no sooner than twelve (12) months following satisfaction of the minimum offering, there is no guarantee that it will be successful at obtaining such a listing within that time frame, if at all.
  We may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
  We intend to invest primarily in senior secured loans and equity positions consisting of preferred stock, warrants, convertible securities and other rights to acquire equity securities of private U.S. LMM Companies. However, there is no limit on the amount of subordinated debt and selected equity investments in which we may invest. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company, which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. In addition, our senior secured and second lien secured loan investments may be callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments, if made, will likely have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments. It is anticipated that our private equity positions should enable us to accumulate capital gains as a portfolio company grows in value. However, there can be no guarantee that a portfolio company will see any such gains and we may lose our entire equity investment.

For a more thorough discussion of risks related to an investment in shares of our common stock, please see Risk Factors beginning on page 40.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)	$10.00	$1,000,000	$200,000,000
Sales Load(2)	$1.00	$100,000	$20,000,000
Net Proceeds (Before Expenses)(3)	$9.00	$900,000	$180,000,000

(1) Assumes all shares are sold at the initial offering price of $10.00 per share.

(2) “Sales Load” includes selling commissions of 7.0% and dealer manager fees of 3.0%. See “Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers.”

(3)  We estimate that we will incur approximately $15,000 of expenses in connection with this offering if the minimum number of shares is sold and approximately $3,000,000 of expenses if the maximum number of shares is sold.

Orchard Securities, LLC

The date of this prospectus is          , 2014

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process. As we make material investments or experience other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. A prospectus supplement, together with this prospectus, will constitute the prospectus for an offering of the Company’s securities. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our NAV per share declines more than 10% from the NAV per share as of the effective date of this registration statement. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment.

You should rely only on the information contained in this prospectus. Our dealer manager is Orchard Securities, LLC, which we refer to in this prospectus as our “dealer manager” or “Orchard Securities.” Orchard Securities is not a related party. Neither we nor our dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus, any prospectus supplement and the related exhibits filed with the SEC, together with additional information described below under “Available Information.” Nonetheless, all of the material terms of any exhibits and the additional information described under “Available Information” that should be read before you make an investment will be summarized in the prospectus or applicable prospectus supplement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for shareholders to sell shares. As a result, we have established suitability standards that require investors to have either (i) a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation, including the risk that the potential investor may lose such investor’s entire investment; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the lack of liquidity of the shares, (c) the restrictions on transferability of the shares, (d) the background and qualifications of YCM and (e) the tax consequences of the investment. For more information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Yorke Capital Corporation” refer to Yorke Capital Corporation. In addition, the terms “Yorke Capital Management, LLC,” “Yorke Capital Management,” “YCM,” and “Adviser” refer to Yorke Capital Management, LLC.

Yorke Capital Corporation

We are a closed-end, non-diversified investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).  As a BDC, we are required to comply with certain regulatory requirements.  For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which include securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.  See “Regulation.”  We intend to elect, as soon as practicable, to be treated for US federal tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”).  We intend to operate so as to qualify as a RIC in 2014. See “Material U.S. Federal Income Tax Considerations.”

We are externally managed by Yorke Capital Management, LLC (“YCM”), an investment adviser that was originally organized under Delaware law as Quail Creek Partners, LLC, in 2012 and was originally registered under the Investment Advisers Act of 1940 (the “Advisers Act”) on April 30, 2014. YCM subsequently withdrew its registration and shortly thereafter reapplied for registration as an investment adviser under the Advisers Act. On September 20, 2014 the SEC issued an order granting YCM’s registration as an investment adviser.  As our investment adviser, YCM, is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  YCM also provides us with the administrative services necessary for us to operate.  Our investment activities are managed by YCM pursuant to the Investment Advisory and Administrative Services Agreement (the “Investment Advisory Agreement”) between us and YCM.

Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments, while still obtaining capital appreciation from our equity and equity-related investments.  Our objective is to invest in equity securities as well as debt instruments with LMM Companies.   We intend to do so by (i) infusing growth capital into such LMM Companies in order to maximize capital appreciation and gains, while (ii) maintaining current income through the use of loan facilities, which will primarily consist of senior secured loans.  A LMM Company is a company that has up to $200 million in revenue and up to $15 million in EBITDA. LMM Companies offer a variety of goods and services.  The debt securities in which the Company invests will generally be considered below investment grade, which are also known as “junk securities.” Indebtedness below investment grade quality has predominantly speculative characteristics with respect to the borrower’s capacity to pay interest and repay principal. Additionally, a material amount of the Company’s debt investments will not fully amortize during their lifetime, which could result in a substantial loss to the Company if the portfolio company is unable to refinance or repay the debt at maturity.

We anticipate that our portfolio investments typically will be made to support recapitalizations, growth financings and re-financing of LMM Companies, incorporating both debt and equity components. Our broad objective is to provide optimal financing to our portfolio companies. We seek to partner with entrepreneurs, business owners and management teams and plan generally to provide ‘‘one stop’’ capital alternatives to LMM Companies within our portfolio. We plan to invest primarily in equity investments and senior secured loans of our portfolio companies. We anticipate receiving warrants to purchase additional equity securities in our portfolio companies in connection with most if not all of our equity investments and senior secured loans. It is anticipated that the equity investments will be comprised primarily of preferred equity entitling us to preferential distributions and liquidation preferences. As noted elsewhere herein, our goal for each investment is to structure our investments so that approximately 50% of our investment capital will be in equity securities of our portfolio companies and the other half in debt securities. However, depending on the needs of the portfolio company and on the advice of our investment adviser, up to 70% of our investment capital may be in equity securities and 30% in debt. Conversely, as little as

30% of our investment capital may be invested in equity securities and 70% in debt securities of our portfolio companies.  We don’t anticipate investing in the securities of any emerging market issuers. Geographically, we expect to invest a minimum of 70% of capital in LMM Companies domiciled in the United States, with the remainder most likely to be made in Western Europe. Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, which at present time includes warrants. Our objective is to invest in equity securities as well as debt instruments with LMM Companies. We anticipate that our portfolio companies generally will have annual revenues between $5 million and $75 million at the time of our investment. Our investment commitment will generally range in size from $5 million to $25 million in the aggregate. There can be no guarantee that our target portfolio companies will meet these requirements.

The underserved nature of the LMM Companies creates the opportunity to meet the financing needs of these companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, will allow us to offer portfolio companies a comprehensive suite of financing options, or a ‘‘one stop’’ capital solution. We anticipate that our providing customized, ‘‘one stop’’ capital solutions will become even more relevant to our portfolio companies in the current investing environment. We will seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We anticipate that our portfolio debt investments will be generally secured by a first position lien on all of the assets of the portfolio company, will typically have a term of between three and seven years, and will typically require interest-only payments until the expiration of the term at which time payment of all unpaid interest and principal will be due. As such, it is anticipated that substantially all of our debt investments will not pay down principal during their lifetime, which could result in a substantial loss of our invested capital if the portfolio company is unable to refinance or repay the debt at maturity. Given that we anticipate payments of interest only until maturity, we do not anticipate any interest reset provisions in our senior secured loans. We anticipate the secured debt in which we invest in as a part of our initial investments will not be rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (i.e. rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s), which investments are commonly referred to as “junk.” Indebtedness of below-investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and is, therefore, commonly subject to additional risks. In addition, we intend to negotiate warrant coverage for most, if not all, of our portfolio debt and equity investments.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with YCM in transactions originated by YCM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside YCM or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of YCM and their respective affiliates, as applicable. We have not applied for an exemptive order from the SEC and, if we apply, there can be no assurance that we will be able to obtain such exemptive relief. However, we will be permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

We currently do not intend to employ leverage for investment purposes within the first twelve months of operations following effectiveness of the registration statement and the commencement of this offering. In the event YCM in its sole discretion decides it is in our best interests to employ leverage in order to enhance our returns, we may do so. But in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Risk Factors” for a discussion of the risks inherent in employing leverage.

We intend to list our shares on a national exchange within thirty-six (36) months of satisfying the minimum offering, but no sooner than twelve (12) months following satisfaction of the minimum offering. However, there is no guarantee that we will be successful at obtaining such a listing within that time frame, if at all. Prior to such time, we intend to seek a quotation for our Common Stock on the OTC Markets maintained by the Financial Industry Regulatory Authority (“FINRA”). No assurance can be given that our Common Stock will be approved for quotation on the OTC Markets and, even if our Common Stock is approved for quotation on the OTC Markets, we are not certain that any trading market will develop or, if it develops, whether such trading market will be sustained. If you are able to sell your shares, it is likely that you will have to sell them at a significant discount to the purchase price of your shares. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to NAV. Accordingly, stockholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to NAV.

This risk is separate and distinct from the risk that our NAV will decrease. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. There can be no assurance that we will be able to complete a liquidity event.

Subscription by YCM

Effective as of September 20, 2014, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, YCM committed to contribute an amount equal to $100,000 to purchase 11,765 shares of common stock at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares. Such commitment was funded in November, 2014.  YCM has agreed not to liquidate these shares for a period of at least six months following the completion of this offering. After the Company meets the minimum offering requirement, YCM will become entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company, up to 1.5% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses (not including the sales load) and any future organization and offering expenses incurred and/or paid by YCM have been recovered.  As of the date of this Registration Statement, YCM has incurred $________  in organizational and offering costs on behalf of Yorke.

Concurrent Private Offering

We intend to conduct a private placement of shares of our common stock pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder to investors who meet the definition of both “Qualified Clients,” as defined in 17 CFR 275.205-3(d) and “Accredited Investors,” as defined in Regulation D. We expect to issue up to 29,411,764 shares in the private placement at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares, for a maximum of up to approximately $250,000,000 of gross offering proceeds. None of the shares acquired in the private placement will be accompanied by registration rights. The final closing of the private placement shall occur on or before March 31, 2015. However, the Company may extend this deadline in its discretion, but in no event shall the Final Closing occur later than June 30, 2015. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of at least $1 million, plus the proceeds received in the private placement and capital contribution by YCM.  The Company intends to deploy funds raised in the private offering as soon as practicable.  Accordingly, the Company may make investments in LMM Companies prior to the commencement of the public offering. As of October 1, 2014 the Company has not made any investments.

About YCM

On April 30, 2014, YCM was originally registered as an investment adviser with the SEC under the Advisers Act. YCM subsequently withdrew its Advisers Act registration and shortly thereafter reapplied for registration as an investment adviser. On September 20, 2014 the SEC issued an order granting YCM’s registration as an investment adviser under the Advisers Act. See “Risk Factors—Risks Related to YCM and its Affiliates” and “Certain Relationships and Related Party Transactions.”

YCM’s senior management team has significant experience in private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. We believe that the active and ongoing participation by YCM and its affiliates in the capital markets, and the depth of experience and disciplined investment approach of YCM’s management team, will allow YCM to successfully execute our investment strategy. See “Management” for biographical information regarding YCM’s senior management team.

All investment decisions require the majority approval of YCM’s board of managers which is currently comprised of Ronald W. Daw, Edward Ekstrom and N. Dan Reeve. Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and strategy and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement (discussed in more detail below), will annually review the compensation we pay to YCM to determine that the provisions of the Investment Advisory Agreement are carried out. See “Investment Advisory Agreement” for more information, including information regarding the termination provisions of the Investment Advisory Agreement.

YCM’s principal business address is 222 S. Main St., Suite 500, Salt Lake City, UT 84101.

Market Opportunity

We intend to pursue a disciplined investment style and an active-ownership approach to building high-quality businesses.  We also intend to approach the purchase of securities by performing due diligence to industry standards, by analyzing market trends and other economic factors that may or may not influence the profitability of an investment in such security, and by otherwise determining whether an investment in such security is in the best interests of the Company and our shareholders. When analyzing any particular security, we intend to strive to be realistic in its assumptions and look to buy securities at attractive prices. We believe that great investment opportunities are rare. As a consequence, we may be invested in a limited number of opportunities where favorable risk/reward characteristics can be identified.

We intend to go through a rigorous due diligence process in order to ascertain whether each potential portfolio company is one with current and lasting value.  This includes generally limiting searches to both domestic and foreign companies that generally have revenues between $5 million and $75 million.  Companies must also have a superior management team, a proprietary product and/or service that has tangible customer benefits and a large market opportunity.

We anticipate that targeted investments will generally range between $5 million and $25 million.  We plan to invest in both equity and debt of our portfolio companies. We anticipate that most, if not all, of the debt investments we make will be accompanied by warrants.  Accordingly, even though we may receive no actual current income from such warrants, we may be deemed to have received income equal, generally, to a portion of the excess of the face value of such warrants over their issue price (“original issue discount”).  Since the original issue discount income earned by the Company in a taxable year may not be represented by cash income, we may have to dispose of assets that it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements.  We do not intend to enter into any agreement where the Company would receive payment in kind (“PIK”) income of any sort.

We seek to provide optimized growth capital to LMM Companies which are primarily focused on technology-enabled services, IT infrastructure and related industries. We believe that an attractive market opportunity exists for us as a provider of growth equity financing to LMM Companies that meet our investment criteria for the following reasons:

We anticipate that targeted investments will generally range between $5 million and $25 million. We plan to invest in both equity and debt of our portfolio companies. We anticipate that most, if not all, of the debt investments we make will be accompanied by warrants.  If a debt investment is acquired for less than its face amount (i.e., its issue price is less than its stated redemption price at maturity), it will be deemed to include “original issue discount” for federal income tax purposes.  The acquisition of warrants in connection with a debt investment increases the likelihood that the debt investment will be deemed to include original issue discount.  If a debt investment has original issue discount, for federal income tax purposes we must include in income each year a portion of the original issue discount that accrues over the life of the debt investment, regardless of whether cash representing such income is received by us in the same taxable year.  Since the original issue discount income earned by the Company in a taxable year may not be represented by cash income, we may have to dispose of assets that we might otherwise have continued to hold, or borrow to generate cash in order to satisfy our distribution requirements. We do not intend to enter into any agreement where the Company would receive payment in kind (“PIK”) income of any sort.

We seek to provide optimized growth capital to LMM Companies which are primarily focused on technology-enabled services, IT infrastructure and related industries. Technology-enabled services are information service offerings that technology companies develop and operate on behalf of their customers and include products that help corporate clients automate and operate information systems that are unique to their company. IT infrastructure services are those which provide information technology solutions such as IT systems management, network management, data security, data center solutions, systems software and other related services. Related industries include any industry that benefits from information technology services. We believe that an attractive market opportunity exists for us as a provider of growth equity financing to LMM Companies that meet our investment criteria for the following reasons:
  Liquidity: We believe that our investors will have access to the type of investments typically associated with late stage venture capital and lower middle market private equity funds. However, unlike such funds, which typically require lock-ups of five to seven years, and have partnership terms of up to 10 years, it is intended that our investors will have access to liquidity in the form of a publicly traded stock once our common stock becomes quoted on the OTC Markets. However, there is no assurance that our common stock will become quoted on the OTC Markets and, even if it becomes quoted on the OTC Markets, we can make no assurance that an active trading market will develop or if activity develops that it will be sustained.
  Taxation: As a newly organized Maryland corporation we have no operating history. We intend to elect, as soon as practicable, to be treated as a RIC under subchapter M of the Code as soon as we are able to qualify for such election. This will give the Company, and correspondingly our stockholders, tax advantages that are not typically afforded corporations. However, such an election and qualification requires that we comply with certain requirements contained in subchapter M of the Code that may affect our ability to pursue additional business opportunities or strategies that, if we were to determine we should pursue, could diminish the desirability of or impede our ability to qualify as a RIC.

  Current Income: As has been noted throughout this registration statement, the Investment Advisor intends to identify suitable LMM Companies that meet our investment criteria. We will acquire both debt and equity securities of each LMM Company in which we choose to invest. As a creditor, it is anticipated that the Company will enjoy the benefit of current income by means of the debt and interest repayments that will be required of each target LMM Company.
  Secured Credit: As has been noted throughout this registration statement, the Investment Advisor intends to identify suitable LMM Companies that meet our investment criteria. We will acquire both debt and equity securities of each such company. As a secured creditor, our risk should be substantially mitigated in our debt investments due to the fact that we will require substantial collateral securing each debt obligation. Thus, we anticipate that a meaningful portion of the Company’s capital should be protected, while retaining the ability to participate in the upside associated with the success of each target LMM Company through its related equity investment in the LMM Company.  Notwithstanding the foregoing, there can be no guarantee we will see any return on our debt investments or that we will be able to recover the principal investment if our portfolio companies are unsuccessful in meeting their objectives.  Should a portfolio company default on their repayment obligations, it may prove difficult to foreclose on our loans, and there can be no guarantee that we will be able to liquidate or even receive the collateral which secures our debt investments. Additionally, equity investments typically carry a high degree of risk. However, we anticipate mitigating such risk by requiring liquidation preferences and other protective preferences. Notwithstanding the preceding, investors should be aware of the high degree of risk in any equity investment we make in a portfolio company. Investors should note that we do not intend to make investments with payment-in-kind interest. However, as noted earlier, the Company may be deemed to have received original issue discount because the Company will likely negotiate to receive warrants to purchase equity in each LMM Company from which we acquire debt securities, which includes the likelihood that the debt securities will be acquired for less than their face amount.
  Equity Securities:  We will invest in both debt and equity securities of each LMM Company in which we invest. Equity investments typically carry a high degree of risk. Investors should be aware of the high degree of risk in any equity investment we make in a portfolio company.
  Managerial assistance.  We believe we can be a provider of choice for private financing due to our financing strategies.  We will generally require board seats, observation rights, or other control provisions, yet we generally intend to allow the current management and board to remain focused on executing the company’s business strategy.  Furthermore, we believe our ability to typically make investment decisions in a relatively short time frame is attractive to the company’s existing management and institutional investors and therefore makes us a desirable partner in a transaction with other institutional investors.  In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors.  We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights. If YCM provides managerial assistance on the Company’s behalf to portfolio companies that request this assistance, the Company will retain any fees charged for providing such services.
  Experience: As experienced investors, managers and operators, the Investment Advisor and its principals are in a position to identify and respond more quickly and effectively to certain key developments that may arise in the course exploring investment activities and opportunities that the Company may undertake in the future.
  Economies of Scale – Lower Transaction Costs: The anticipated size and volume of trading by the Company may enable the Company to obtain lower transaction costs and rates than would otherwise be available to smaller portfolios invested independently in the strategies applied by the Company.  In such situations, transaction costs can be significant, and such investment opportunities might not be feasible for smaller accounts that would be required to pay higher commissions.  If the Company continues to increase in size, custodial expenses are also expected to be less per share than the amount a smaller account would pay.

  Limited Liability: Unlike an individual engaging in securities and options trading for his own account, our stockholders generally cannot lose more than the amount of his or her investment in the Company.
  Administrative Convenience: The Company provides investors with numerous services designed to alleviate the administrative details involved in engaging directly in securities transactions, including maintenance of the books and accounts of trading activities, which activities are summarized and reported in unaudited financial progress reports which indicate performance of the Company for the period measured and annual audited financial statements furnished to its stockholders.
  Debt:  As has been noted throughout this registration statement, the Investment Advisor intends to identify suitable LMM Companies that meet our investment criteria. We anticipate that we will acquire both debt and equity securities of each such LMM Company in which we invest.  Our debt investments will be secured by valuable collateral and should therefore increase the likelihood of repayment of principal and interest. At the same time, our equity investments afford us the ability to participate in the upside associated with the success of such target LMM Companies. Notwithstanding the foregoing, there can be no guarantee we will see any return on our debt investments or that we will be able to recover the principal investment if our portfolio companies are unsuccessful in meeting their objectives.
We believe that these factors will result in advantageous conditions in which to pursue our investment objective of generating current income and capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest in the equity and debt of primarily privately held LMM Companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we plan to invest are not publicly-traded or actively traded on the secondary market and instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of YCM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, (the “Sarbanes-Oxley”) and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments, while still obtaining capital appreciation from our equity and equity-related investments.  Our objective is to invest in equity securities as well as debt instruments with LMM Companies.  As noted elsewhere herein, our goal for each investment is to structure our investments so that approximately 50% of our investment capital will be in equity securities of our portfolio companies and the other half in debt securities. However, depending on the needs of the portfolio company and on the advice of our investment adviser, up to 70% of our investment capital may be in equity securities and 30% in debt. Conversely, as little as 30% of our investment capital may be invested in equity securities and 70% in debt securities of our portfolio companies. We plan to focus on acquiring equity securities that are typically a portfolio company’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the portfolio company typically has only common stock outstanding.  Additionally, our portfolio debt investments are generally secured by a first lien on all of the assets of the portfolio company and typically have a term of between three and seven years.  In addition, we intend to obtain warrants to purchase additional equity securities in connection with our equity investments, as well as the loans we issue to portfolio companies.

We have adopted the following business strategies to achieve our investment objective:
  Deliver Customized Capital Solutions to the Lower Middle Market. We believe our ability to provide a broad range of customized financing solutions sets us apart from other capital providers. We plan to offer to our portfolio companies growth capital in the form of both debt and equity that are tailored to the facts and circumstances of each situation. We believe that our ability to invest across a company’s capital structure, from equity securities to various forms of debt, will allow us to offer our target portfolio companies a comprehensive suite of financing options, or a ‘‘one-stop’’ financing solution.
  Focus on Established Companies. We plan to invest in LMM Companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. We also believe that established companies in our targeted size range provide attractive opportunities for capital appreciation.
  Leverage the Skills and Experience of Our Investment Team. Our investment team has significant experience in operating and investing in LMM Companies. The members of our team have broad backgrounds, with prior experience at private investment funds, executive business positions, investment banks and other financial services companies. The expertise of our team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional or complex structures for our portfolio companies.
  Invest Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately balanced among various industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets.
  Capitalize on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of deal sources for proprietary portfolio company investments.
Additionally, based upon years of collective experience, our investment team has identified investment criteria that it believes are important in evaluating prospective portfolio companies.
  Large Market Opportunity. We evaluate the company’s market opportunity with the premise that markets are not created.
  Proven Management Team with Meaningful Equity Stake. We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that both protects our debt investment and enhances the value of our equity investment.
  Established Companies with Positive Cash Flow. We seek to invest in companies with historical financial performance producing positive cash flow. We generally do not invest in start-up companies or companies with speculative business plans.

  Defensible Competitive Advantages/Favorable Industry Position. We will primarily focus on LMM Companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which should help to protect their market position and profitability.
  Exit Alternatives. We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in LMM Companies whose business models and expected future cash flows may provide attractive long term capital appreciation for the equity portion of our investment. The likely long term exit path for our equity investment would be through an IPO or a merger or acquisition transaction with a strategic or financial buyer.
Competitive Advantages

Our strategy of coupling equity investments with loans makes us different from other BDCs that primarily make debt-only investments (from which they generally receive only current yield in the form of interest income) or equity-only investments (from which they generally receive only long term capital gain income). We believe that our transaction structure will make us more attractive to LMM Companies who have a need for a broader range of financing options.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:
  An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
  You may not have access to the money you invest for an indefinite period of time.
  You should not expect to be able to sell your shares regardless of how we perform.
  The Company’s shares are not currently listed on national exchange, and although we intend to list our shares on a national exchange within approximately thirty-six (36) months of satisfying the minimum offering, there can be no guarantee that we will be successful in achieving such a listing.
  If you are unable to sell your shares, you will be unable to reduce your exposure on any market downturn.
  Any capital returned to you through distributions will be distributed after payment of fees and expenses. Accordingly, your capital account could be adversely affected.
  We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.
  Investing in lower middle-market companies involves a number of significant risks, including reliance on key management personnel, lack of available information when making an investment, a less robust internal infrastructure and lack of liquid market for the securities of portfolio companies any one of which could have a material adverse effect on our operating results.
  An investment strategy focused primarily on privately held lower middle-market companies presents certain challenges, including the fact that even though investments in LMM Companies are usually smaller in size, they typically require the same commitment and resources from an investor. Additionally, because our target portfolio companies are privately held, it is likely that we will not hold a controlling interest or be able to achieve much liquidity. Management of our portfolio companies may have interests or views that conflict with our own.
  A lack of liquidity in certain of our investments may adversely affect our business.
  We have not identified any specific investments that we will make with the proceeds of this offering and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a “blind pool” offering.
  We may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
  YCM is a new entity and has no prior experience managing a BDC or a RIC. Therefore, YCM may not be able to successfully operate our business or achieve our investment objectives.
  Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has, in our opinion, yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives.
  There is a risk that investors in our common stock may not receive distributions or that our distributions will not grow over time.

  We may pay distributions from the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. Distributions from sources other than earnings will be clearly identified. We have not established limits on the amount of funds we may use from available sources to make distributions.
  The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, it is possible that a portion of the distributions that we make will represent a return of capital to you for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to YCM. While a return of capital is currently not taxable, it will lower a shareholder’s investment tax basis in the Company, which may subject the shareholder to tax consequences in the future in connection with the sale of shares of the Company’s common stock, even if sold at a loss to the shareholder’s original investment. Each year a statement on Form 1099-DIV identifying the sources of the distributions that we make will be mailed to you.
  We intend to qualify as a RIC for federal income tax purposes but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.
  As a result of the annual distribution requirement to maintain our qualification as a RIC, we may need to raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
  We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
  A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
  We intend to invest primarily in senior secured loans and equity positions consisting of preferred stock, warrants, convertible securities and other rights to acquire equity securities of private U.S. LMM Companies.  However, there is no limit on the amount of subordinated debt and selected equity investments in which we may invest. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company, which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. In addition, our senior secured and second lien secured loan investments may be callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments, if made, will likely have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments. Our private equity positions enable us to accumulate capital gains as a portfolio company grows in value. However, there can be no guarantee that a portfolio company will see any such gains and we may lose our entire equity investment.
  The potential for YCM to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to make investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, YCM may have an incentive to increase portfolio leverage in order to earn higher base management fees.The potential for YCM to earn incentive fees under the Investment Advisory Agreement may create an incentive for it to make investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, YCM may have an incentive to increase portfolio leverage in order to earn higher base management fees.
  This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

  After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the NAV of our shares. As a result, in the event of an increase in our NAV per share, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.

  Although we do not anticipate doing so, we may borrow funds in order to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.  Additionally, the fees due to YCM would increase as a result of additional assets being under management, thus creating a potential conflict of interest.
  Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.
  A portfolio company’s inability to pay interest and principal when due may contribute to a reduction in the NAV per share of Company common stock, the Company’s ability to pay dividends and to service its contractual obligations, and may negatively affect the market price of Company common stock and other securities that it may issue.
  When interest rates increase, floating rate interest reset features on debt instruments may make it more difficult for borrowers to repay their loans and may make it easier for YCM to meet its income incentive fee threshold without any additional effort.
  The Company will likely recover little or no unpaid principal or interest if any of its borrowers were to default, even when such debt obligations are first lien or second lien debt obligations or are otherwise secured.
  Investors may lose all or part of their investment in the Company.
  There are significant actual and potential conflicts of interest presented by an investment in the common stock of the Company.
See “Risk Factors” beginning on page __ and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended.

The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 of our shares. Additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. We will not sell any shares unless we raise gross offering proceeds of $1 million, all of which must be from persons who are not affiliated with us or YCM, by one year from the date of this prospectus. In addition, we are conducting a private placement of shares of our common stock to certain members of our Board of Directors, individuals and entities affiliated with YCM, as well as other institutional investors that are not affiliated with YCM. We expect to issue the shares purchased in the private placement at $8.50 per share, which representsthe initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of at least $1 million, plus the proceeds received in the private placement.

Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at monthly closings at an initial offering price of $10.00 per share; however, to the extent that our NAV increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our NAV per share. In the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our NAV per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.yorkecap.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We sell our shares at a current public offering price established by our Board of Directors or a committee thereof. We are prohibited under the 1940 Act from selling our shares of common stock at a public offering price, after deducting selling commissions and dealer manager fees, that is below our NAV per share. In connection with each monthly closing, we intend to ensure that our offering price is not more than 2.5% above NAV. Should the NAV fall outside of this range, we will adjust the public offering price accordingly.

In reviewing our public offering price in connection with each  monthly closing date, the Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof consider the following factors, among others:
  The NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;
  Our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the closing on and sale of our common stock; and
  the magnitude of the difference between (i) a value that our Board of Directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.
This requires that the Board of Directors or a committee thereof determine that we are not selling shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV at the time in which the sale of shares is made. Moreover, to the extent that there is even a remote possibility that we may issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV of our common stock at the time at which the sale is made, our Board of Directors or committee thereof will elect to either: (i) postpone the offering until such time that there is no longer the possibility of the occurrence of such event, or (ii) undertake to determine the NAV of our common stock within two days prior to any such sale to ensure that such sale will not, after deducting selling commissions and dealer manager fees, be below our then-current NAV.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

A decline in our NAV per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our management, reasonably and in good faith determines that the decline in NAV per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) NAV per share decreases to more than 2.5% below our current net offering price and (ii) our Board of Directors believes that such decrease in NAV per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than 2.5% above our NAV per share. If our Board of Directors determines that the decline in our NAV per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the NAV per share of greater than 2.5%. See “Determination of Net Asset Value.”

The dealer manager is Orchard Securities, LLC.  Orchard’s principal business address is 170 Interstate Plaza, Suite 320, Lehi, Utah 84043.The dealer manager was formed in 2005. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, Inc. (f/k/a National Association of Securities Dealers, Inc.), or FINRA, on March 29, 2005. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the common stock offered pursuant to this prospectus. As of the date of this Prospectus, Orchard was the sole underwriter, and was engaged to sell 100% of the share offered hereby. For additional information about the dealer manager, see “Certain Relationships and Related Party Transactions” and “Plan of Distribution—Compensation of Dealer Manager and Selected Broker-Dealers.”

To purchase common stock in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. Prior to our meeting the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for Yorke Capital Corporation.” Subsequent to our meeting the minimum offering requirement, you should make your check payable to “Yorke Capital Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part, for any or no reason. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account. See “How to Subscribe.”

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A. (the “Escrow Agent”), in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1 million by a date which is one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon satisfying the minimum offering requirement, funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will become stockholders of the Company.  As soon as practicable, but in no event later than 15 days after such release, we will instruct our transfer agent to issue share certificates to new stockholders. The dealer manager will notify the network of selected broker-dealers once the minimum offering requirement has been attained. The selected broker-dealers will, in turn, notify the registered representatives who obtain subscription documents from investors.

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for shareholders to sell shares. As a result, we have established suitability standards that require investors to have either (i) a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation, including the risk that the potential investor may lose such investor’s entire investment; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the lack of liquidity of the shares, (c) the restrictions on transferability of the shares, (d) the background and qualifications of YCM and (e) the tax consequences of the investment.

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:
  Read this entire prospectus and any appendices and supplements accompanying this prospectus.
  Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.
  Deliver a check for the full purchase price of the shares of our common stock being subscribed for, along with the completed subscription agreement, to the selected broker-dealer or registered investment advisor. Prior to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for Yorke Capital Corporation.” Subsequent to satisfying the minimum offering requirement, you should make your check payable to “Yorke Capital Corporation.” The initial minimum permitted purchase is $5,000. After you have satisfied the applicable minimum purchase requirement, additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.
  By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.
Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by the Escrow Agent. in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares of our common stock.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. LMM Companies in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. However, we have not established limits on the use of proceeds from this offering. We intend to  seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. Based on current market conditions, we anticipate that it may take several months or longer to fully invest the initial proceeds we receive in connection with this offering after meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. There can be no assurance we will be able to sell all the common stock we are registering. If we sell only a portion of the common stock we are registering, we may be unable to achieve our investment objective or invest in a variety of portfolio companies. Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our intention to elect to be taxed as a RIC. See “Estimated Use of Proceeds.”

Distributions

Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the end of the first calendar quarter in which the minimum offering requirement is met. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distribution will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our Board of Directors. For example, our Board of Directors may declare stock distributions before an anticipated sale of our common stock in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our NAV per share.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to YCM. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a non-taxable distribution) will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

We intend to make our ordinary distributions in the form of shares of our common stock under our distribution reinvestment plan, unless stockholders elect to receive their distributions in the form of cash, out of assets legally available for distribution. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in cash.

We intend to determine our NAV on a quarterly basis. Our quarterly valuation process begins with each Portfolio Company or investment being initially valued by our Adviser's professionals that are responsible for the portfolio investment. Preliminary valuation conclusions are then documented and discussed with our Adviser. Our Valuation Committee then reviews these preliminary valuations. At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm. Our Board then discusses valuations and determines the fair value of each investment. An independent valuation firm will provide a value for any Portfolio Company should the Board determine that a Material Event has occurred

in the applicable quarter.   For purposes of this paragraph, a “Material Event” shall mean, but not be limited to, any material refinancing, merger, sale of all or substantially all of the Portfolio Company’s assets, a change of control transaction, acquisition of another company, or any lawsuit that could result in a material adverse effect to the Portfolio Company. In addition, an independent valuation firm will provide a value for any Portfolio Company whose value is determined by the Board to have increased or decreased by 20% or more in any given fiscal quarter. Quarterly distributions of our shares will occur within 48 hours of the quarterly determination of our NAV. See “Determination of Net Asset Value.”

Distribution Reinvestment Plan

We have adopted a Distribution Reinvestment Plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our Distribution Reinvestment Plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.  We expect to coordinate dividend payment dates so that the same price that is used for the monthly closing date immediately following such dividend payment date will be used to calculate the purchase price for purchasers under the dividend reinvestment plan until this offering concludes. Until this offering concludes, your reinvested dividends will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the monthly closing immediately following the distribution payment date.

After conclusion of this offering and until our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the NAV per share of our common stock as most recently determined by our Board of Directors on or prior to the valuation date for such distribution. If and when our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on a national exchange, if our shares are listed. Market price per share on that date will be the closing price for such shares on a national exchange, or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices.  No selling commission or dealer manager fee will be paid in connection with sales under our Distribution Reinvestment Plan.  See “Distribution Reinvestment Plan.”

Except for residents of New Jersey, no action will be required on the part of a registered stockholder to have his, her or its cash distribution reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Residents of New Jersey may elect to have their entire distribution reinvested in shares of additional stock by notifying Phoenix American Financial Services, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders.

Taxation

We intend to elect, as soon as practicable, to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, each taxable year, at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Liquidity Strategy

We presently intend to list our shares on a national exchange within thirty-six (36) months of satisfying the minimum offering, but no sooner than twelve (12) months following satisfaction of the minimum offering.  However, we cannot provide any assurance that we will be successful in obtaining a listing of our shares on a national exchange in the manner or within the timeframe we propose, if at all.  Specifically, we may fail to meet the applicable standards for listing on a national exchange, as a result of insufficient assets, revenue, net income or record holders, among other things.  In the event we do not qualify for, or are unable to obtain, a listing on a national exchange within our proposed timeframe, we may, but are not required, instead to seek have our shares quoted on the OTC Markets until such time as we are able to obtain a listing on a national exchange for our shares.  Although we anticipate meeting the requirements to have our shares quoted on the OTC Markets within six months of completion of this offering, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all.  Securities traded on the OTC Markets also generally have a less liquid market than those traded on national securities exchanges.  In addition, our Board of Directors retains the discretion to postpone a listing on a national exchange or may forgo listing on the OTC Markets altogether if it determines that such a listing is not in our best interests or the best interests of our stockholders, though we would expect a postponement to list on a national exchange to occur only in the event of extraordinary market or economic turmoil.  As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on a national exchange or the OTC Markets.  In addition, we can provide you with no assurance that, even if our shares are listed on a national exchange or the OTC Markets, an active trading market for our shares will develop or if activity develops that it will be sustained.

Advisory Fees

YCM will be compensated for their services. Under the Investment Advisory Agreement, YCM is entitled to a fee consisting of two components—a base management fee and an incentive fee. The Base Management Fee will be calculated at an annual rate of 2.0% of gross assets, payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets (including assets acquired by means of leverage) at the end of the most recently completed fiscal quarter. For purposes of calculating the Base Management fee, “gross assets” means the total value of all assets held by the Company, including assets acquired by means of leverage. In each financial quarter, an outside third party will value approximately 25% of the Company’s portfolio, so that during the course of the fiscal year each portfolio company will be given an independent valuation. For purposes of calculating the Base Management Fee, at the end of each financial quarter YCM will calculate approximately 75% of the Company’s portfolio and the outside third party will value the remaining 25% of the Company’s portfolio. The Board will review and approve in advance the valuation methodology of any third party pricing service it uses. Our Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. The Board will determine the appropriate valuation of each investment pursuant to a written valuation policy. In accordance with SEC rules, the Board will regularly review and evaluate the historical accuracy of its fair value methodologies. Base Management Fees for any partial quarter will be appropriately pro-rated. See “Investment Advisory Agreement.”

Notwithstanding the foregoing, in reviewing our public offering price in connection with each monthly closing date, the Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof consider the following factors, among others:
  The NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;
  Our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the closing on and sale of our common stock; and
  The magnitude of the difference between (i) a value that our Board of Directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.

The second component, the incentive fee, has two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and accrued on a monthly basis and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on our net assets for the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature. As a result, YCM will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, YCM will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 0.5% of our net assets, or 2.0% annually. This “catch-up” feature allows YCM to recoup the fees foregone as a result of the existence of the hurdle rate. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of our net assets, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to YCM under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount and zero coupon securities), accrued income that we have not yet received in cash. For example, if a debt investment is acquired for less than its face amount (i.e., its issue price is less than its stated redemption price at maturity), it will be deemed to include “original issue discount” for federal income tax purposes.  The acquisition of warrants in connection with a debt investment increases the likelihood that the debt investment will be deemed to include original issue discount.  If a debt investment has original issue discount, for federal income tax purposes we must include in income each year a portion of the original issue discount that accrues over the life of the debt investment, regardless of whether cash representing such income is received by us in the same taxable year.   Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The subordinated incentive fee on income will be accrued on a monthly basis. If the subordinated incentive fee on income accrued during the course of a quarter exceeds the hurdle rate, then any fee earned, as determined in each monthly calculation of such subordinated incentive fee on income, will be reflected in our NAV to ensure that we do not sell shares below our NAV. The calculation of the subordinated incentive fee on income for each quarter is as follows:
  No incentive fee is payable to YCM in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 2.0%, or the preferred return;
  100% of the pre-incentive fee net investment income when the pre-incentive fee net investment income is greater than 2.0% but less than 2.5%;
  20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized, when taking the hurdle rate and the catch-up fee together) is payable to YCM once the preferred return is reached.  Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation we pay to YCM to determine that the provisions of the Investment Advisory Agreement are carried out.
The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation.

Administration

YCM will be reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.” YCM may not seek recoupment of administrative expenses if the Company’s distribution rate is lower than the distribution rate made at the time the expenses were reimbursed. YCM’s fee may be waived for a period and later recouped so long as the Company’s distribution rate is not lower than the distribution rate made at the time the expenses were reimbursed. Any permissible recoupment may only occur, if at all, within three years after the amount subject to recoupment was reimbursed or waived. Such waivers and reimbursements may not be made for the purpose or effect of increasing the amount of the incentive fee to be paid by the Company to YCM.

Conflicts of Interest
  YCM and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:
  The directors, managers, officers and other personnel of YCM allocate their time between advising us and managing other investment activities and business activities in which they may be involved;
  The base management fee under the Investment Advisory Agreement is payable based upon our gross assets, which would include any borrowings for investment purposes, and may encourage YCM to use leverage to make additional investments;
  The compensation payable by us to YCM and other affiliates will be approved by our Board of Directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our Articles of Incorporation, as amended (“Articles of Incorporation”), and Bylaws, as amended (“Bylaws”). Such compensation is payable, in most cases, whether or not our stockholders receive distributions.
  Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, YCM will receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;
  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which YCM provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;
  YCM and its respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;
  YCM and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of YCM.
  We generally will not be permitted to co-invest with certain entities affiliated with YCM in transactions originated by YCM or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside YCM or its affiliates in accordance with existing regulatory guidance and our allocation policy. Under existing regulatory guidance, we will be permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We may seek exemptive relief from the SEC to engage in co-investment transactions with YCM and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief, if requested. If we receive exemptive relief, neither YCM nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we may co-invest alongside YCM or its affiliates only in accordance with existing regulatory guidance and our allocation policy.

Reports to Shareholders

In accordance with the requirements of the Securities Exchange Act of 1934, we will file our quarterly report on Form 10-Q with the Commission via the Edgar System within 45 days after the end of each fiscal quarter, and will file our annual report on Form 10-K with the Commission via the Edgar System within 90 days after the end of each fiscal year.  In addition, we will distribute all reports as required by Maryland law. These reports will also be available on our website at www.yorkecap.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports. On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Corporate Information

Our principal executive offices are located at 222 S. Main St. #500, Salt Lake City, Utah 84101. We maintain a website at www.yorkecap.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Emerging Growth Company Status

We qualify as an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the Securities Act, as amended by the Jumpstart Our Business Startups Act, or the JOBS Act. We do not intend to take advantage of the exemptions available to emerging growth companies, including those related to the scaled disclosure requirements and modified accounting standards created by the JOBS Act, which are otherwise available to such companies.
Following the effectiveness of the registration statement of which this Prospectus is a part, we will be required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information will be available free of charge by contacting us by mail at 222 S. Main St. Suite 500, Salt Lake City, Utah 84101; by telephone at (385) 282-5164; or on our website at http:// www.yorkecap.com.  (Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.)  Additionally, you may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Yorke Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses Expenses (as a percentage of offering price)(1)
Sales load to dealer manager (as a percentage of offering price)(2)	10.00%
Offering expenses borne by holders of our common stock (as a percentage of offering price)(3)	1.50%

Total stockholder transaction expenses (as a percentage of offering price)(3)	11.5%
Estimated Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fees(4)	2.35%
Incentive fees payable under our Investment Advisory Agreement (20% of realized capital gains and 20% of net investment income)(5)	0.00%
Other expenses (estimated) (6)	1.70%
Total annual expenses	4.05%

(1)
The fee table and expense example are presented based upon the assumption that we will sell the minimum amount of shares that the Company is required to sell in order to satisfy the minimum offering requirement. It is possible that we may sell more than the minimum amount of shares in the next twelve months (up to the maximum offering amount of $200 million), in which case our expenses as a percentage of the offering proceeds may be lower. There can be no assurance that we will sell $200 million worth of our common stock during the next twelve months.

(2)	“Sales load” includes selling commissions of 7%, dealer manager fees of 2% and non-accountable marketing and due diligence fees of 1%.

(3)
Amount reflects estimated offering expenses to be paid by us of up to approximately $15,000 if we raise $1 million in gross proceeds. Under the terms of the Investment Advisory Agreement, upon satisfaction of the minimum offering requirement, YCM will become entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company, up to 1.5% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses (not including the sales load) and any future organization and offering expenses incurred and/or paid by YCM have been recovered. The organization and offering expense reimbursement consists of costs incurred by YCM and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of YCM’s employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which will include development of marketing materials and presentations, training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by YCM. YCM will be responsible for the payment of our cumulative organization and offering expenses (not including the sales load) to the extent they exceed 1.5% of the aggregate proceeds from this offering, without recourse against or reimbursement by us.

(4)
The Base Management Fee will be calculated at an annual rate of 2.0% of gross assets, payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of the most recently completed fiscal quarter. For purposes of calculating the Base Management fee, “gross assets” means the total value of all assets held by the Company, including assets acquired by means of leverage. For purposes of calculating the Base Management Fee, YCM will calculate one hundred percent (100%) of the Company’s portfolio companies each quarter and an outside third party will value approximately twenty-five percent (25%) of the Company’s portfolio companies at the end of each fiscal quarter, so that during the course of the fiscal year each portfolio company will be given a new valuation and the new valuations of each quarter will be added to the three previous quarterly valuations to determine the Company’s gross assets.   Our Board of Directors will retain ultimate authority as to the appropriate valuation of each investment.  The Board will determine the appropriate valuation of each investment pursuant to a written valuation policy. In accordance with SEC rules, the Board will regularly review and evaluate the accuracy of such procedures. Base Management Fees for any partial quarter will be appropriately pro-rated. See “Investment Advisory Agreement.” Because the Base Management Fee is based on the Company’s gross assets, if the Company uses leverage, the Base Management Fee as a percentage of net assets attributable to common stock will increase.

Notwithstanding the foregoing, in reviewing our public offering price in connection with each monthly closing date, the Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof consider the following factors, among others:
  The NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;
  Our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the closing on and sale of our common stock; and
  The magnitude of the difference between (i) a value that our Board of Directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.
(5)
Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to Yorke Capital Management, LLC, a Delaware limited liability company (“YCM”) in the following twelve months. However, the incentive fee payable to YCM is based on our performance and will not be paid unless we achieve certain performance targets. We estimate that our incentive fees will be equal to 5% of the nets assets attributable to common stock. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee has two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and accrued on a monthly basis and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on our net assets for the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature. As a result, YCM will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, YCM will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 0.5% of our net assets, or 2.0% annually. This “catch-up” feature allows YCM to recoup the fees foregone as a result of the existence of the hurdle rate. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of our net assets, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to YCM under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount and zero coupon securities), accrued income that we have not yet received in cash. For example, if a debt investment is acquired for less than its face amount (i.e., its issue price is less than its stated redemption price at maturity), it will be deemed to include “original issue discount” for federal income tax purposes.  The acquisition of warrants in connection with a debt investment increases the likelihood that the debt investment will be deemed to include original issue discount.  If a debt investment has original issue discount, for federal income tax purposes we must include in income each year a portion of the original issue discount that accrues over the life of the debt investment, regardless of whether cash representing such income is received by us in the same taxable year.  Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The subordinated incentive fee on income will be accrued on a monthly basis. If the subordinated incentive fee on income accrued during the course of a quarter exceeds the hurdle rate, then any fee earned as determined in each monthly calculation of such subordinated incentive fee on income, will be reflected in our  NAV value to ensure that we do not sell shares below our NAV. The calculation of the subordinated incentive fee on income for each quarter is as follows:
  No incentive fee is payable to YCM in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 2.0%, or the preferred return;
  100% of the pre-incentive fee net investment income when the pre-incentive fee net investment income is greater than 2.0% but less than 2.5%;
  20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized, when taking the hurdle rate and the catch-up fee together) is payable to YCM once the preferred return is reached.  Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation we pay to YCM to determine that the provisions of the Investment Advisory Agreement are carried out.
The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation

(6)
Other expenses represent our total estimated annual operating expenses. These expenses include our allocable portion of overhead and other administrative expenses incurred by YCM in performing its obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer, Chief Compliance Officer and their administrative staff, and our direct operating expenses. Other expenses exclude base management fees and incentives fess which are separately stated items.  Investors should note that this percentage may be lower the greater amount that is raised under this Offering.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a selling commission of 7%, a dealer manager fee of 2%, and a 1% non-marketable expense with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$158	$253	$358	$676

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Furthermore, the expenses in the example assume that the five percent return results entirely from net realized capital gains (making the entire 5% return subject to the 20% capital gains incentive fee). Investors should be aware that other incentive fees may be implicated depending on the results of our investment strategy which could cause more expenses to our shareholders. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price that is below NAV. See “Distribution Reinvestment Plan” for additional information regarding our Distribution Reinvestment Plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

COMPENSATION OF THE DEALER MANAGER AND INVESTMENT ADVISOR

The dealer manager receives compensation and reimbursement for services relating to this offering, and we compensate Yorke Capital Management, LLC (“YCM”) for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we pay, or expect to pay, to these entities and their affiliates assuming all of the shares in this offering are sold, are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee and the incentive fee are calculated, see “Investment Advisory Agreement.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (20,000,000 Shares)(1)
Fees to Orchard Securities
Sales Load
Selling commissions(2)	Up to 7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected dealers.	$14,000,000
Non-Accountable Marketing and Due Diligence	Up to 1.0% of gross proceeds from the offering, subject to further agreement between the dealer manager and selected broker-dealers.	$2,000,000
Dealer manager fee(2)	Up to 2.0% of gross proceeds, all or a portion of which may be reallowed to selected dealers.	$4,000,000
Reimbursement to Our Investment Adviser
Other organization and offering expenses(3)
We reimburse YCM for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases, in accordance with the rules and regulations of the Financial Industry Regulatory Authority, Inc. Based on our current estimate, we estimate that these expenses would be approximately 1.5% of the gross offering proceeds, if we use the maximum amount offered.
		$3,000,000
	Investment Advisor Fees
Base management fee

The Base Management Fee will be calculated at an annual rate of 2.0% of gross assets, payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of the most recently completed fiscal quarter. For purposes of calculating the Base Management fee, “gross assets” means the total value of all assets held by the Company, including assets acquired by means of leverage. For purposes of calculating the Base Management Fee, YCM will calculate one hundred percent (100%) of the Company’s portfolio companies each quarter and an outside third party will value approximately twenty-five percent (25%) of the Company’s portfolio companies at the end of each fiscal quarter, so that during the course of the fiscal year each portfolio company will be given a new valuation and the new valuations of each quarter will be added to the three previous quarterly valuations to determine the Company’s gross assets. Our Board of Directors will retain ultimate authority as to the appropriate valuation of each investment.  The Board will determine the appropriate valuation of each investment pursuant to a written valuation policy. In accordance with SEC rules, the Board will regularly review and evaluate the accuracy of such procedures. Base Management Fees for any partial quarter will be appropriately pro-rated. See “Investment Advisory Agreement.”
		$4,000,000

Subordinated incentive fee on income
The subordinated incentive fee on income, will be calculated and accrued on a monthly basis and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 2.0% per quarter  (an annualized hurdle rate of 8.0%).(4) Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, YCM will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 0.5% of our net assets, or 2.0% annually. This “catch-up” feature allows YCM to recoup the fees foregone as a result of the existence of the hurdle rate. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of our net assets, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income.(5)

These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company has not achieved performance sufficient to realize subordinated incentive fee on income to date.

Incentive fee on capital gains during operations
An incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of the Company will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The amount of any incentive fee on capital gains earned on liquidated investments will be reported by the Company in its quarterly and annual financial statements filed with the SEC under the Exchange Act.

Other Expenses
Other operating expenses
We will reimburse the expenses incurred by YCM in connection with its provision of administrative services provided to us, including the compensation payable by YCM to our chief financial officer, our chief compliance officer and other administrative personnel of YCM. We will not reimburse YCM for personnel costs in connection with services for which YCM receives a separate fee.
We have estimated these annual expenses to be approximately $3,400,000. Actual amounts may be lower or higher than this.

In addition, we will not reimburse YCM for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of YCM.

(1) Assumes all shares are sold at the current offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees. The offering price is subject to increase or decrease depending, in part, on our NAV.

(2) The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as directors or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our Distribution Reinvestment Plan. In the event that Orchard Securities is also acting as a selected broker dealer, it would then become eligible to receive or retain selling commissions.  Further, a portion of the dealer manager fee may be reallowed to certain wholesalers that are associated with the Company.

(3) The organizational and offering expense reimbursement consists of costs incurred by our investment adviser and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of our investment adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by our investment adviser. Our investment adviser is responsible for the payment of our cumulative organizational and offering expenses (not including the sales load) to the extent they exceed 1.5% of the aggregate proceeds from the offering, without recourse against or reimbursement by us.

(4) A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to YCM.

(5) The “catch-up” feature allows YCM to recoup the fees foregone as a result of the existence of the quarterly hurdle rate.

See “Investment Advisory Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to YCM, the dealer manager, and their affiliates and the conflicts of interest related to these arrangements.

CERTAIN QUESTIONS AND ANSWERS ABOUT THIS OFFERING

 Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:          What is Yorke Capital Corporation?

A:
Yorke Capital Corporation was formed as an externally managed, non-diversified closed-end management investment company that intends to focus primarily on investments in senior secured loans to and equity securities of private and thinly-traded U.S. lower middle-market companies. As such, we refer to Yorke Capital Corporation as a lower middle-market investment fund that is structured as a BDC and intends to be taxed as a RIC.  Yorke Capital Corporation’s investment objective is to generate current income and long-term capital appreciation.

Q:          What is a BDC?

A:
Business development companies (“BDCs”) are closed-end funds that elect to be treated as BDCs under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as amended, as well as the Securities Act, as amended, and the Exchange Act, as amended. BDCs make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and may qualify to elect to be taxed as “regulated investment companies” for federal tax purposes.

Q:          What is a “RIC”?

A:
A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any net ordinary income or realized net capital gains that it distributes to its stockholders from its taxable earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its investment company taxable income, which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:          Who will choose which investments to make?

A:
YCM will manage our day-to-day operations and will determine companies in which we will invest. Our investment adviser’s board of managers must approve by a majority vote each new investment that we make.  Currently, the members of YCM’s board of managers are Ronald W. Daw, Edward D. Ekstrom and N. Dan Reeve.  Mr. Daw is also one of our executive officers. Our Board of Directors, including a majority of independent directors, oversees and monitors our investment performance and will annually review the compensation we pay to YCM and determine that the provisions of the Investment Advisory and Administrative Services Agreement are carried out.

Q:          What is the experience of YCM?

A:
YCM was formed in 2012 as Quail Creek Partners, LLC and was originally registered as an investment adviser under the Advisors Act on April 30, 2014. YCM subsequently withdrew its Advisers Act registration and shortly thereafter reapplied for registration as an investment adviser. On September 20, 2014 the SEC issued an order granting YCM’s registration as an investment adviser under the Advisers Act. YCM’s Managers are Edward D. Ekstrom, Ronald W. Daw, and N. Dan Reeve. Messrs. Ekstrom, Daw, and Reeve have over 100 years of collective experience in the financial sector, including experience in investing in both public companies as well as private equity funds, advising and managing various companies (lower middle-market companies and others) on capital markets strategies, and developing investor relations programs. YCM currently manages no other funds other than Yorke Capital Corporation. See “Management” for more information on the members of the senior management team.

Q:          How does a “best efforts” offering work?

A:
When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:          How long will this offering last?

A:
This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell common stock. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common stock in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares is not expected to be affected by the expiration of this offering and the commencement of a new one.

Q:          What happens if we do not raise a minimum of $1 million in this offering?

A:
We will not sell any shares unless we sell a minimum of $1 million in shares, all of which must be from persons who are not affiliated with us or YCM, within one year from the date of effectiveness of the registration statement, of which this prospectus is a part.  Purchases by our directors, officers and any affiliates of us or YCM will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not satisfy the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop offering shares. We will not deduct any fees if we return funds from the escrow account. If we satisfy the minimum offering requirement, the proceeds held in escrow, plus interest, will be released to us. See “Plan of Distribution.”

Q:        Will I receive a stock certificate?

A:
No. Our Board of Directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs.

Q:         Who can buy shares of common stock in this offering?

A:
In general, you may buy shares of our common stock pursuant to this prospectus if you have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his entire investment, (c) the lack of initial liquidity of the shares, (d) the background and qualifications of YCM, and (e) the tax consequences of the investment.

Generally, you must purchase at least $5,000 in shares of our common stock. The Company intends to allow volume discounts only to the extent required by applicable law. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our Distribution Reinvestment Plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates and affiliates of YCM may also purchase shares of our common stock. The selling commission, the dealer manager fee and the organization and offering expense reimbursement that are payable by other investors in this offering will be reduced or waived for our affiliates. The purchase of shares of our common stock by our affiliates and affiliates of YCM will not count toward satisfying our minimum offering requirement.

Q:         How do I subscribe for shares of common stock?

A:
If you meet the suitability standards and choose to purchase shares in this offering, you will need to (i) complete a subscription agreement, the form of which is attached hereto as Appendix A, and (ii) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will generally be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds will be returned to subscribers with interest, if any, and without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:         Is there any minimum initial investment required?

A:
Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500, except for additional purchases pursuant to our Distribution Reinvestment Plan. See “Plan of Distribution.”

Q:         Can I invest through my IRA, SEP or after-tax deferred account?

A:
Yes, subject to the standards contained in “Suitability Standards.” An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:         How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Q:        Will the distributions I receive be taxable?

A:
Cash distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. Under current law, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of a U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Q:	When will I get my detailed tax information?

A:
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gains.

Q:	Will I be notified on how my investment is doing?

A:
In accordance with the requirements of the Securities Exchange Act of 1934, we will file our quarterly report on Form 10-Q with the Commission via the Edgar System within 45 days after the end of each fiscal quarter, and will file our annual report on Form 10-K with the Commission via the Edgar System within 90 days after the end of each fiscal year.  In addition, we will distribute all reports as required by Maryland law. These reports will also be available on our website at www.yorkecap.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports. On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Q:         How will the tax consequences of my distributions be reported?

A:
The tax consequences of your distributions will be reported annually following the end of each calendar year on Internal Revenue Service Form 1099, which will report, among other things, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:         Will I be able to sell my shares in a secondary market?

A:
We intend to list our shares on a national exchange within 36 months, but in no less than 12 months, from the date we satisfy the minimum offering amount. However, there is no guarantee that we will be successful at obtaining such a listing within that time frame, if at all. Until such a listing is obtained we do not expect a public trading market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, it is unlikely that stockholders will be able to sell their shares until such a listing is obtained. If you are able to sell your shares, it is likely that you will have to sell them at a significant discount to the purchase price of your shares. We intend to seek a quotation for our common stock on the OTC Markets. No assurance can be given that our Common Stock will be approved for quotation on the OTC Markets and, even if our common stock is approved for quotation on the OTC Markets, we are not certain that any trading market will develop or, if it develops, whether such trading market will be sustained.

Q:        Are there any restrictions on the transfer of shares?

A:
No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws. Although we intend to list our shares on a national exchange within 36 months, but in no less than 12 months, from the date we satisfy the minimum offering amount, we do not expect a public trading market to develop for them until such a listing occurs, if at all. As a result, your ability to sell your shares will be limited and you are unlikely to receive a full return of invested capital upon selling your shares to us. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors — Risks Relating to an Investment in Our Common Stock.”

Q:         Who can help answer my questions?

A: If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

ORCHARD SECURITIES, LLC

Attn: Cameron Hellewell

Orchard Securities is a limited liability company formed in the State of Utah in 2005. Orchard purchased Joseph Cameron, LLC, which was registered with the SEC and NASD/FINRA on March 29, 2005. Orchard completed its change in management application process with FINRA on October 27, 2006.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment. This section describes the principal risk factors associated with an investment in the Company specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Company’s.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a newly formed development-stage company, have no operating history and no revenues, and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

We were formed on November 15, 2013.  We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

YCM is a newly-formed entity with no history of managing a portfolio of equity and debt securities.

YCM is a newly-formed entity and has no prior experience managing a portfolio of equity or debt securities. Therefore, YCM may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in shares of our common stock entails more risk than investing in a comparable company with a substantial operating history.

We have not entered into any binding agreements with any of the portfolio companies in which we will invest the net proceeds of this offering and, as a result, we may be deemed to be a “blind pool” investment company until such time as we begin making investments in portfolio companies.

        Neither we nor YCM has presently entered into any binding agreements to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our common stock. Because investors are not able to evaluate our investments in advance of purchasing our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives. Further, you will not have the opportunity to vote on any potential investment opportunity. As a result, you must rely on YCM and our Board of Directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. We cannot assure you that the members of YCM’s board of managers will properly ascertain or assess all of the significant risks present in our target company. Even if they properly assess those risks, some of the risks may be outside of our control or ability to affect.

Our Board of Directors may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.

We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Economic activity in the U.S. was adversely impacted by the global financial crisis that began in 2007 and has yet to fully recover.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in, the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Economic activity continues to be somewhat subdued as unemployment rates remain high. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, declined significantly throughout most of 2009 and 2010. However, credit spreads remain slightly above historical averages, particularly in the loan market. The improving economic and market conditions that have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets if we chose to do so. Unfavorable economic conditions could also increase not only our costs but also our portfolio companies’ funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to them. These events could limit our investment originations, limit their ability to grow, and negatively impact our operating results.

We may face a variety of challenges if the current historically low interest rate environment changes.

Interest rates are experiencing historically low levels. Therefore, changes to the interest rates would likely mean an increase to those rates. If the Company were to borrow funds, higher interest rates would make it more difficult to pay back loan amount and more of the Company’s cash would be needed to pay off the debt over time. At the same time, the debt investments we have made in portfolio companies prior to an increase in the interest rates may still carry a lower interest rate.

Our business model depends in part upon the development and maintenance of strong referral relationships with investment banking firms, professional services firms and private equity and venture capital funds.

            If we or YCM fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we may not be able to grow our portfolio and achieve our investment objectives. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of portfolio company investments.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in small to mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in small and lower middle-market private U.S.

companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and lower middle-market private U.S. companies is underserved by traditional commercial banks and other financial sources. As such, a significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

We may not have sufficient resources to cover our operating expenses and the expenses of consummating our business acquisitions.

If we do not raise sufficient proceeds from this offering and other sources of financing to fund our operating expenses and the expenses of consummating our business acquisitions and investments, we may be unable to achieve our business objectives and may be forced to dissolve or liquidate.

To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

As a RIC, we must annually distribute at least 90 percent of our investment company taxable income as a dividend and may either distribute or retain our realized net capital gains from investments. As a result, these earnings may not be available to fund investments or to pay operating expenses. Failure to generate net realized capital gains or to obtain additional funds, would have a material adverse effect on our financial condition and results of operations as well as our ability to make follow-on and new investments. Because of the structure and objectives of our business, we may experience operating losses and expect to rely on proceeds from sales of investments, rather than on interest and dividend income, to pay our operating expenses. There is no assurance that we will be able to sell our investments and thereby fund our operating expenses.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. We expect that a significant portion of the companies in which we intend to invest will not trade on a national securities exchange or actively trade on a secondary market. As a result, we anticipate that we will be required to value these securities quarterly at fair value as determined in good faith by our Board of Directors.

In connection with such valuation determinations, investment professionals from our investment adviser will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Board of Directors plans to utilize the services of a third-party valuation firm to prepare independent valuations for each of our portfolio investments for which no market quotations are readily available. The participation of YCM in our valuation process could result in a conflict of interest, as YCM’s management fee is based, in part, on our gross assets. However, our Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. The Board will determine the appropriate valuation of each investment pursuant to a written valuation policy. In accordance with SEC rules, the Board will regularly review and evaluate the accuracy of such procedures. Because such valuations are inherently subjective and may be based on estimates, assumptions and forecasts, our determinations of fair value may differ materially from the values that would be determined if a readily available market price for these securities existed.  In addition, the valuation of these types of securities may result in substantial write-downs and excessive earnings volatility.

        Certain factors that may be considered in determining the fair value of our investments include investment dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, a particular portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. As a result, our determinations of fair value may differ materially from the values that would have been used if an established market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to differ materially from the value that we may ultimately realize upon the sale of one or more of our investments.

Resources could be expended in researching investment opportunities that are not consummated, which could materially adversely affect subsequent attempts to locate and invest in other businesses.

         It is anticipated that the investigation of each specific target company and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments necessary to restructure and examine their balance sheets will require substantial management time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed transaction may not be recoverable. Furthermore, even if an agreement is reached relating to a specific target company, we may fail to consummate the transaction for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred which could materially adversely affect subsequent attempts to locate additional investment opportunities.

There is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our shareholders out of assets legally available for distribution. We may not achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. The target companies in which we intend to invest will generally have near-term liquidity issues that make investments in them highly speculative. If one or more of our investments in target companies is not successful, it may adversely impact our ability to make distributions to shareholders. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation-Senior Securities.”

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investment in targeted assets.

We intend to declare distributions on a quarterly basis and pay distributions on a quarterly basis. We will pay these distributions to our shareholders out of assets legally available for distribution. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions, if any, will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the shareholder’s basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares. A shareholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

        If we are unsuccessful in raising significant proceeds in this offering, we may not be able to invest in a diversified group of companies.

If we are unsuccessful in raising significant proceeds in this offering, we may not be able to invest in a diversified portfolio of investments. If our investment portfolio is not diversified, our performance will be more dependent on individual investments. If any of the companies in which we invest ultimately are forced to file for bankruptcy protection or otherwise be unable to satisfy the covenants in their financing agreements, we would be disproportionately and adversely affected as a result of our lack of diversification of investments. In addition, our ability to make distributions depends on our ability to successfully invest pursuant to our investment objectives.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We will be subject to regulation at the local, state and federal level, as will the portfolio companies in which we invest. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of YCM to other types of investments in which YCM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the related rules and regulations promulgated by the SEC. We anticipate that, beginning with our fiscal year ending December 31, 2015, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing, and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of the next several years.

Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our shareholders.

The requirements of being a public company may strain our resources and distract our management, which could make it difficult to manage our business.

 We are required to comply with various regulatory and reporting requirements, including those required by the SEC. Complying with these reporting and other regulatory requirements are time-consuming and expensive and could have a negative effect on our business, results of operations and financial condition.

As a public company, we are subject to the reporting requirements of the Exchange Act, and requirements of the Sarbanes-Oxley Act. The cost of complying with these requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. To maintain and improve the effectiveness of our disclosure controls and procedures, we must commit significant resources, may be required to hire additional staff and need to continue to provide effective management oversight. We will be implementing additional procedures and processes for the purpose of addressing the standards and requirements applicable to public companies. Sustaining our growth also will require us to commit additional management, operational and financial resources to identify new professionals to join the Company and to maintain appropriate operational and financial systems to adequately support expansion. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We cannot predict or estimate the amount of additional costs we may incur as a result of becoming a public company or the timing of such costs.

We will be obligated to develop and maintain proper and effective internal controls over financial reporting. We may not complete our analysis of our internal controls over financial reporting in a timely manner, or these internal controls may have one or more material weaknesses, which may adversely affect investor confidence in our company and, as a result, the value of our common stock.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently. Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls and attestations of the effectiveness of internal controls by independent auditors. We will be required to perform the annual review and evaluation of our internal controls no later than for the fiscal year ending December 31, 2015.

We are in the early stages of the costly and challenging process of compiling the system and processing documentation necessary to evaluate our internal controls needed to comply with Section 404. During the evaluation and testing process, if we identify one or more material weaknesses in our internal control over financial reporting, we will be unable to assert that our internal controls are effective. If we are unable to assert that our internal control over financial reporting is effective, we could lose investor confidence in the accuracy and completeness of our financial reports, which would cause the price of our common stock to decline.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our Board of Directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire YCM assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment. In addition, such acquisition may require us to obtain exemptive relief from the SEC and there can be no assurance that such relief would be granted.

In addition, we could incur the compensation and benefits costs of such officers and other employees and consultants. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to YCM, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by YCM and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Potential investors will not have preemptive rights to any shares we issue in the future. Our Articles of Incorporation authorize us to issue 250,000,000 shares of common stock. Pursuant to our Articles of Incorporation, a majority of our entire Board of Directors may amend our Articles of Incorporation to increase the number of authorized shares without shareholder approval. To the extent we issue additional equity interests after an investor purchases shares of our common stock, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities we acquire may fail to appreciate and may decline in value or lose all value, and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.

   Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering.

   If the public offering price for any offering of shares of our common stock is higher than the book value per share of our outstanding common stock, investors purchasing shares of common stock in any such offering pursuant to this prospectus will pay a price per share that exceeds the tangible book value per share after such offering.

   If we sell common stock at a discount to our NAV per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

  The issuance or sale by us of shares of our common stock at a discount to NAV poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in NAV per share (as well as in the aggregate NAV of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades.

 Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

 All dividends payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan will experience dilution over time.

     Stockholders may incur dilution if we issue securities to subscribe to, convert to or purchase shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock with certain exceptions. One such exception is prior stockholder approval of issuances of securities to subscribe to, convert to or purchase shares of our common stock even if the subscription, conversion or purchase price per share of our common stock is below the NAV per share of our common stock at the time of any such subscription, conversion or purchase. Any decision to sell securities to subscribe to, convert to, or purchase shares of our common stock will be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests. If we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise or conversion would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our NAV, and other economic aspects of the common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the table below illustrates the impact on the NAV per common share of a business development company that would be experienced upon the exercise of a warrant to acquire shares of common stock of the business development company.

Example of Impact of Exercise of Warrant to Acquire Common Stock on NAV Per Share.

The example assumes that the business development company has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities at the time of the exercise of the warrant. As a result, the NAV and NAV per common share of the business development company are $10,000,000 and $10.00, respectively.

Further, the example assumes that the warrant permits the holder thereof to acquire 250,000 common shares under the following three different scenarios: (i) with an exercise price equal to a 10% premium to the business development company’s NAV per share at the time of exercise, or $11.00 per share, (ii) with an exercise price equal to the business development company’s NAV per share at the time of exercise, or $10.00 per share, and (iii) with an exercise price equal to a 10% discount to the business development company’s NAV per share at the time of exercise, or $9.00 per share.

Warrant Exercise Price	Net Asset Value Per Share Prior To Exercise	Net Asset Value Per Share After Exercise
10% premium to net asset value per common share	$10.00	$10.20
Net asset value per common share	$10.00	$10.00
10% discount to net asset value per common share	$10.00	$9.80

Although have we chosen to demonstrate the impact on the NAV per common share of a business development company that would be experienced by existing stockholders of the business development company upon the exercise of a warrant to acquire shares of common stock of the business development company, the results noted above would be similar in connection with the exercise or conversion of other securities exercisable or convertible into shares of the business development company’s common stock. In addition, the example does not take into account the impact of other securities that may be issued in connection with the issuance of exercisable or convertible securities (e.g., the issuance of shares of common stock in conjunction with the issuance of warrants to acquire shares of common stock).

RISKS RELATED TO YCM AND ITS AFFILIATES

 YCM is a newly-formed entity with no history of managing a business development company or a RIC.

YCM is a newly-formed entity and has no prior experience managing a business development company, a RIC, or a portfolio of micro-cap companies. Therefore, YCM may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in shares of our common stock entails more risk than investing in a comparable company with a substantial operating history.

Additionally the 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles previously managed by YCM’s management team. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires, among other things, satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. YCM’s lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

YCM has no experience managing a BDC or a RIC and may not be able to successfully manage our business or achieve our investment objectives, and the investment philosophy and techniques used by YCM may differ from those private investments in smaller public companies with which YCM’s senior investment professionals have experience. Accordingly, we can offer no assurance that we will replicate the historical performance of other companies with which YCM’s senior investment professionals have been affiliated, and we caution you that our investment returns could be substantially lower than the returns achieved by such other companies. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

        Our ability to achieve our investment objectives depends on the ability of YCM to manage and support our investment process. If YCM were to lose any members of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We will depend on the investment expertise, skill and network of business contacts of the broader networks of the members of the senior management team of YCM and their affiliates. YCM will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of YCM and its senior management team. The departure of any members of YCM’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on YCM’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. YCM’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, YCM may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. YCM may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our investment adviser can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

         The Investment Advisory Agreement with YCM must be approved pursuant to Section 15 of the 1940 Act. YCM has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If YCM resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

YCM and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

YCM and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and YCM to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to YCM and may increase the amount of subordinated income incentive fees payable to YCM.

We may be obligated to pay YCM incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles YCM to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay YCM incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued, but not yet received, including original issue discount, which may arise if we acquire debt securities for less that their face value, which may occur because we also receive warrants in connection with the origination of a loan or possibly in other circumstances.

For example, if a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. YCM is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

YCM will receive compensation regardless of profitability.

Under the Investment Advisory Agreement, YCM is entitled to receive certain fees regardless of our profitability. For example, the agreement provides that YCM will receive a base management fee of 2% of our gross assets under management. There is no qualification as to our profitability in order for YCM to receive the base management fee. The agreement also entitles YCM to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay YCM incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter. Finally, YCM is also entitled to compensation for costs it incurs for administrative services on our behalf. The amount of this reimbursement will be the lesser of (1) YCM’s actual costs incurred in providing such services, or (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. We anticipate that we will be obligated to pay these fees regardless of profitability. See “Investment Advisory Agreement” and “Administration Agreement.”

 Members of YCM’s management team may engage in other activities that compete with us.

The officers of YCM anticipate devoting a significant portion of their time to the affairs of YCM and performing services for other entities. As a result, there may be conflicts between us, on the one hand, and YCM, including members of its management team, on the other, regarding the allocation of resources to the management of our day-to-day activities.

Further, the officers of YCM are involved in other ventures, some of which may compete with us for investment opportunities and may be incentivized to offer investment opportunities to such other ventures rather than to us which would make it more difficult to achieve our investment objectives.

Our base management and incentive fees may induce YCM to make speculative investments or to incur leverage.

The incentive fee payable by us to YCM may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to YCM is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage YCM to use leverage to make additional investments.

Shares of our common stock may be purchased by YCM or its affiliates.

YCM and its affiliates may purchase shares of our common stock for any reason deemed appropriate; provided, however, that it is intended that once our offering of common stock is completed, neither YCM nor its affiliates will hold 5% or more of our outstanding shares of common stock. YCM and its affiliates will not acquire any shares of our common stock with the intention to resell or re-distribute such shares. The purchase of common stock by YCM and its affiliates could create certain risks, including, but not limited to, the following:

•	YCM and their respective affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our common stock; and

•	substantial purchases of shares by YCM and their respective affiliates may limit YCM’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf.

YCM relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.

Our future success depends, to a significant extent, on the continued services of the officers and employees of YCM or its affiliates. The loss of services of one or more members of YCM’s management team, including members of YCM’s board of managers, could adversely affect our financial condition, business and results of operations.

The compensation we pay to YCM was determined without independent assessment or valuation on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.

The compensation we pay to YCM was not entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of such compensation may be less favorable to us than they might have been had these been entered into through arm’s-length transactions with an unaffiliated third party.

YCM’s influence on conducting our operations gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to our shareholders.

YCM is paid a base management fee calculated as a percentage of our gross assets and is unrelated to net income or any other performance base or measure. YCM may advise us to consummate transactions or conduct our operations in a manner that, in YCM’s reasonable discretion, are in the best interests of our shareholders. These transactions, however, may increase the amount of fees paid to YCM. YCM’s ability to influence the base management fee paid to it by us could reduce the amount of cash flow available for distribution to our shareholders.

RISKS RELATED TO BUSINESS DEVELOPMENT COMPANIES

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, rules governing BDCs could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act at an inopportune time. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the then-current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.  Such decrease in flexibility could result in more of management’s time being spent on compliance and regulatory issues, which would result in less time spent focused on investment activities, which could result in a reduced NAV and lower return on investment.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability, in comparison to other companies, to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater shareholder dilution.

We do not expect to borrow for investment purposes at this time. However, if in the future we do incur leverage, and the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current NAV of our common stock if our Board of Directors, including our independent directors, determine that such sale is in our best interests and the best interests of our shareholders, and if our shareholders as well as those shareholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

         We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our Board of Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, directors, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by YCM, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of common stock will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

RISKS RELATED TO OUR TARGET PORTFOLIO COMPANIES

The capital structures of our target companies may have significant leverage, which may increase our exposure to adverse economic factors.

Our target companies may have capital structures with significant leverage. To the extent our target companies are leveraged, such leverage may increase our exposure to adverse economic factors such as rising interest rates, downturns in the general economy or deterioration of the condition of the target company or its sector in its particular industry.

Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These conditions make it more difficult for us to achieve our investment objectives, particularly as these conditions likely have an even greater impact on the LMM Companies we intend to target.  This may adversely affect the financial condition and operating results of certain LMM companies in which we may invest, as well as reduce the availability of attractive target LMM Companies for potential investment.

 During the last half of 2008, the state of the economy in the U.S. and abroad continued to deteriorate to a recession, which could be long-term. Banks and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization of 2008 in early October 2008. These events have significantly constrained the availability of debt and equity capital for the market as a whole. Further, these and other events have also led to rising unemployment, deteriorating consumer confidence and a general reduction in spending by both consumers and businesses.

                 While financial conditions appear to have made some improvements the generally deteriorating economic situation, together with the limited availability of debt and equity capital, including through bank financing, may have a disproportionate impact on the LMM Companies we intend to target for investment.  As a result, may experience a reduction in attractive investment opportunities in prospective portfolio companies that fit our investment criteria.  In addition, our debt and equity investments in portfolio companies could be impaired to the extent such portfolio companies experience financial difficulties arising out of the current economic environment.  Our inability to locate attractive investment opportunities, or the impairment of our portfolio investments as a result of economic conditions, could have a material adverse effect on our financial condition and results of operations.

Our equity and debt investments in the companies that we are targeting may be extremely risky, and we could lose all or part of our investments.

                Management anticipates the secured debt that we will invest in as a part of our initial investments will not be rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (i.e. rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s), which investments are commonly referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and is, therefore, commonly subject to additional risks.

Second priority liens on collateral securing debt investments that we may make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we intend to make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

         Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

We may not realize any income or gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

 An investment strategy focused primarily on privately-held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.

We intend to invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in publicly traded companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such private companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Fourth, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of YCM to obtain adequate information through due diligence reviews to evaluate the creditworthiness of, and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Our plan to invest in private companies, about which there is frequently little public information, and who have limited financial resources, limited operating histories, and less predictable results, may make it difficult for us to judge the credit quality of our investments, which could have a negative result on our investment returns.

Our plans to invest in private (i.e. non-reporting) LMM companies involve a number of significant risks, including:

•
these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we may acquire, which may be accompanied by a deterioration in the value of any collateral;

•
they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

•
they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on the Company;

•
they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	they may cease to be treated as private companies for purposes of the regulatory restrictions applicable to us, in which case the Company may not be able to invest additional amounts in them.

Little public information exists about these companies. The greater difficulty in making a fully informed investment decision raises the risk of misjudging the credit quality of the company and the Company may lose money on its investments.

A lack of liquidity in certain of our investments may adversely affect our business.

We intend to invest in certain companies whose securities are not publicly traded or actively traded on the secondary market, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
Investing in LMM Companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in LMM Companies involve the same risks that apply generally to investments in larger, more established companies. However, such investments have additional and more pronounced risks, in that LMM Companies:

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;

•
typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on that portfolio company and, in turn, on us;

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of YCM may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Even if the equity securities of our public portfolio companies may be sold in the public markets, we expect these securities will initially be thinly traded and, as a result, the lack of liquidity in our investments may adversely affect our business, and will delay distributions of gains, if any.

While our investments will typically be made in private companies, we expect that, as part of our investment process, some of these companies will become public reporting companies with their common stock typically being initially quoted on the OTC Markets.  We do not expect the preferred equity of our portfolio companies to be listed or quoted on an exchange or quotation system. We do not expect the common stock in our public portfolio companies to initially have an active secondary trading market and, as such, these securities will be illiquid until an active market develops. We believe that typically this liquidity will develop in conjunction with a national securities exchange listing, which we do not expect to occur until twelve to thirty six months after our investment is made, if at all.  We expect that our convertible preferred stock instruments, if issued, will generally provide for conversion upon the portfolio companies’ achievement of certain milestone events, including a national securities exchange listing for their common stock. However, there can be no assurance that our portfolio companies will obtain either an OTC Markets or a national securities exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the securities of our publicly traded portfolio companies.

We expect that substantially all of the common stock we purchase in a portfolio company will be “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”).  As restricted securities, these shares may be resold only pursuant to an effective registration statement under the Securities Act or pursuant to the requirements of Rule 144 or other applicable exemption from registration under the Securities Act, and in accordance with any applicable state securities laws.

Typically, we will seek to obtain registration rights in connection with our purchase of equity investments in a portfolio company.  As such, the portfolio company will generally be required to file a resale registration statement under the Securities Act to register for resale the shares of common stock we acquire.  Notwithstanding such registration rights, we will be largely unable to control the timing of completion of any such registration process given external factors beyond our control. Even if a resale registration statement is declared effective, there can be no assurances that the occurrence of subsequent events may not preclude a portfolio company’s ability to maintain the effectiveness of such registration statement. Any of the foregoing items could have adverse effects on the liquidity of our shares of common stock.

In the event our portfolio companies are unable to register their common stock for resale under the Securities Act, we may be able to resell our common stock investments pursuant to an exemption from the registration requirements under the Securities Act if we meet the conditions of Rule 144. Rule 144 currently provides that a non-affiliated person (and who has not been an affiliate during the prior three months) may sell all of his restricted securities in a reporting company beginning six months after purchase, provided the issuer becomes and remains current in its reporting obligations during the next six months.  However, an affiliated person may sell his restricted securities beginning six months after purchase, provided the following conditions are met: (i) the issuer is current in its reporting obligations, (ii) all sales are in brokerage transactions, (iii) a Form 144 is filed, and (iv) during every three months the number of shares sold that does not exceed 1.0% of a company’s outstanding common stock.  If the issuer is not a publicly reporting company, or these is not current public information available about the issuer, restricted shares typically cannot be sold until they have been held for at least one year.

In some cases, we may be deemed an affiliate of our portfolio companies based on our level of stock ownership or our ability to influence control over our portfolio company.  As such, in the absence of an effective registration statement for our shares, we may be limited in the number of shares we may be able to sell in any three months period under Rule 144.  This illiquidity may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

Compliance with the criteria for securing exemptions under federal securities laws and the securities laws of the various states is extremely complex, especially in respect of those exemptions affording flexibility and the elimination of trading restrictions in respect of securities received by us in exempt transactions and subsequently disposed of without registration under the Securities Act or state securities laws.

A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to a registration statement, may have a depressive effect upon the price of the common stock of our portfolio companies in any market that may develop.

We may not have the funds or ability to make additional investments in our portfolio companies.
We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Because we likely will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over such portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.

Our equity investments will typically be non-controlling investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies we invest in.  As a result, we will be subject to the risk that a portfolio company we do not control, or in which we do not have a majority ownership position, may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company is management, and may therefore suffer a decrease in the value of our investments.

Resources could be expended in researching and negotiating investments that may never be consummated, even if non-binding letters of intent or definitive agreements are reached, which could materially adversely affect subsequent attempts to make other investments.

It is anticipated that the investigation of each specific target company and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments will require substantial time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed portfolio investment likely would not be recoverable. Furthermore, even if an agreement is reached relating to a specific portfolio investment, up to and including the execution of a definitive agreement, we may fail to consummate the portfolio investment for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our ability to achieve our investment objective and our target rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

A covenant breach or other defaults by our portfolio companies may harm our operating results.

Once we have invested, a portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we plan to make in portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

RISKS RELATING TO DEBT FINANCING

If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, our shareholders will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause our NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to YCM.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on YCM and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we will employ will be subject to oversight by our Board of Directors, a majority of whom will be independent directors with no material interests in such transactions.

Changes in interest rates may affect our cost of capital and net investment income.

Since may use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, a significant change in market interest rates will have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise. Furthermore, our ability to engage in hedging transactions may be adversely affected by CFTC rules.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to YCM with respect to pre-incentive fee net investment income. See “Investment Advisory Agreement.”

RISKS RELATED TO FEDERAL INCOME TAXATION

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To obtain and maintain RIC tax treatment under the Code, we must, among other things, meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•
The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We would also be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of common stock or securities or similar sources.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

If we do not qualify as a “publicly offered regulated investment company” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments that were  acquired for less that their face value, such as may occur when a debt instrument is issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

RISKS RELATED TO THE OFFERING OF OUR COMMON STOCK

There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on a national securities exchange or the OTC Markets within our proposed timeframe. As a result, it may be difficult for you to sell your shares.

This is our initial public offering, and no public market exists for our shares.  While we presently intend to seek the listing of our shares of common stock on a national securities exchange within 36 months after the conclusion of this offering, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on a national securities exchange in the manner or within the timeframe we propose, if at all.  Specifically, we may fail to meet the applicable standards for listing on a particular national securities exchange, as a result of insufficient assets, revenue, net income or record holders, among other things.  In the event we do not qualify for, or are unable to obtain, a listing on a national securities exchange within our proposed timeframe, we will instead seek to have our shares quoted on the OTC Markets until such time as we are able to obtain a listing on a national securities exchange for our shares.  Although we anticipate meeting the requirements to have our shares quoted on the OTC Markets upon effectiveness of our registration statement, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all.  Securities traded on the OTC Markets also generally have a less liquid market than those traded on a national securities exchange.  In addition, our Board of Directors retains the discretion to postpone a listing on either a national securities exchange or the OTC Markets if it determines such a listing is not in the best interests of Yorke Capital Corporation and our stockholders, though we would expect such a postponement to occur only in the event of extraordinary market or economic turmoil.  As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on a national securities exchange or OTC Markets.  In addition, we can provide you with no assurance that, even if our shares are listed on a national securities exchange or OTC Markets, an active trading market for our shares will develop.

The price of the common stock in the offering may not be indicative of future market prices, and our common stock price, if we become listed or quoted on a national securities exchange, may be volatile and may decrease substantially.

The ultimate trading price of our common stock, if we become listed or quoted on a national securities exchange or the OTC Markets, may be substantially lower than the price that a purchaser of our common stock paid in the offering. We cannot predict the prices at which our common stock will trade. The offering price for our common stock in the offering was determined through our negotiations with our dealer manager and may not bear any relationship to the market price at which it may trade in the future or to any other established criteria for our value. Shares of closed-end management investment companies often trade at a discount to the initial offering price due to sales loads, including placement agent commissions, and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their NAVs and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

The trading price of our common stock, if we become listed on a national securities exchange or the OTC Markets, may fluctuate substantially. The price of our common stock that will prevail in the market in the future will depend on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	increases or decreases, or expectations about increases or decreases, in our quarterly dividends;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of YCM key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Investor confidence and the value of our shares may be adversely impacted if we or our independent registered public accountants are unable to attest to the adequacy of the internal controls over our financial reporting, as required by Section 404 of the Sarbanes-Oxley Act.

The SEC, as directed by Section 404 of Sarbanes-Oxley Act, adopted rules requiring public companies, including us following our becoming a reporting company, to include a report of management of their internal control structure and procedures for financial reporting in their annual reports on Form 10-K that contains an assessment by management of the effectiveness of their internal controls over financial reporting. For new public companies, such management attestation must be provided with the second annual report filed by the public company.  Once the management attestation requirements are applicable to the Company, our management may conclude that our internal controls over financial reporting are not effective, which could result in an adverse reaction in the financial marketplace due to a loss of investor confidence in the reliability of our financial statements, which could negatively impact the value of our shares.

In addition, independent registered public accountants of certain public companies that qualify as accelerated filers and large accelerated filers must provide an attestation report on the effectiveness of their internal controls over financial reporting. If we become an accelerated filer or a large accelerated filer, we will be required to obtain an auditor attestation of the adequacy of our internal controls over financial reporting, in addition to the management attestation.  If our independent registered public accountants are not satisfied with our internal control structure and procedures, the level at which our internal controls are documented, designed, operated or reviewed, or if the independent registered public accountants interpret the requirements, rules or regulations differently from us, they may decline to attest to our management’s assessment or may issue a report that is qualified. Any of these possible outcomes could result in an adverse reaction in the financial marketplace due to a loss of investor confidence in the reliability of our financial statements, which could negatively impact the value of our shares.

We cannot assure you that we will be able to successfully deploy the proceeds of the offering within the time frame we have contemplated.

We currently anticipate that substantially all of the net proceeds of the offering will be invested in accordance with our investment objectives within twelve to twenty-four months after the completion of the offering. There can be no assurance that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of the offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of the offering within our contemplated timeframe after the completion of the offering, our investment income, and in turn our results of operations, likely will be materially adversely affected.

There is a risk that our stockholders may not receive consistent distributions or that our distributions may not grow over time.

Although our primary emphasis will be to generate capital gains through common stock issued to us in the initial and follow-on investments in our portfolio companies, we also expect to generate current income from the interest and preferred dividends on the debt and convertible preferred securities, respectively, prior to their maturity.  The timing of any capital gains generated from the appreciation and sale of common stock we expect to receive in our portfolio companies cannot be predicted.  Although we expect to be able to pay dividends from the interest and preferred dividends we receive from our initial and follow-on investments, we do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter.  This may result in substantial fluctuations in our quarterly dividend payments to stockholders.  In addition, since we expect to have an average holding period for our portfolio company investments of two to three years, it is unlikely we will generate any capital gains during our initial years of operations and thus we are likely to pay dividends in our initial years of operation principally from interest and preferred dividends we receive from our initial and follow-on investments.  However, our ability to pay dividends in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner.

In addition, the micro−cap companies in which we intend to invest are generally more susceptible to economic downturns than larger operating companies, and therefore may be more likely to default on their payment obligations to us during recessionary periods, including the current economic environment. Any such defaults could substantially reduce our net investment income available for distribution in the form of dividends to our shareholders.

We will have broad discretion over the use of proceeds of the funds we raise from investors and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of the funds we raise from investors and may use the net proceeds in ways with which stockholders may not agree, or for purposes other than those contemplated at the time of the capital raising. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of the funds we raise from investors, pending full investment by us in portfolio companies, are used to pay operating expenses.

This is a “best efforts” offering, and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a “best efforts” basis, whereby the dealer manager and selected broker-dealers participating in the offering are only required to use their best efforts to sell our common stock and have no firm commitment or obligation to purchase any of our common stock. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares of common stock is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The dealer manager in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective.

The dealer manager for our public offering is Orchard Securities, LLC. The dealer manager has no experience selling shares on behalf of a BDC. There is no assurance that it will be able to sell a sufficient number of shares of common stock to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of selected broker-dealers.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell our common stock. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with YCM in transactions originated by YCM or its affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside YCM or its affiliates in accordance with existing regulatory guidance. However, we will be permitted to and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. When we consider it necessary, we intend to seek exemptive relief from the SEC to engage in co-investment transactions with YCM and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither YCM nor its affiliates are obligated to offer us the right to participate in any transactions.

Before making investments, we may invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

Any returns we receive from temporary investments in repurchase agreements will likely be lower than returns we anticipate from investments in portfolio companies.

We may enter into repurchase agreements. A temporary investment in repurchase agreements may produce returns that are significantly lower than the returns that we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests (See “Material U.S. Federal Income Tax Considerations” on page 135 for a complete explanation of the term “Diversification Tests”) in order to qualify as a RIC for federal income tax purposes.

A shareholder’s interest in us will be diluted if we issue additional shares of common stock, which could reduce the overall value of an investment in us.

     Potential investors will not have preemptive rights to any common stock we issue in the future. Our Articles of Incorporation authorize us to issue 250,000,000 shares of common stock. Pursuant to our Articles of Incorporation, a majority of our entire Board of Directors may amend our Articles of Incorporation to increase the number of authorized shares of common stock without shareholder approval. After an investor purchases shares of common stock, we intend to continuously sell additional shares of common stock in this offering and any other follow-on offering or issue equity interests in private offerings. To the extent that we issue additional shares of common stock at or below NAV (including if our NAV drops more than 2.5% below our offering price) after an investor purchases shares of our common stock, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares of common stock.

Our Board of Directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law, our Board of Directors is permitted to reclassify any authorized but unissued shares of common stock into one or more classes of preferred stock. If the Board of Directors undertakes such a reclassification, it is required to file Articles of Incorporation Supplementary, which include, among other things, a description of the stock and a statement that the stock has been reclassified by the Board of Directors under authority contained in the charter. The Board of Directors is not required to make a specific finding prior to approving a reclassification, though we would generally expect the Board of Directors to determine, at a minimum, that any reclassification was in the best interests of the Company and its shareholders generally. In the event that our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation, which would reduce the amount distributable to our common stockholders. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and NAV per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Certain provisions of our Articles of Incorporation and Bylaws could deter takeover attempts and have an adverse impact on the value of our common stock.

Our Bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our Board of Directors were to amend our Bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. There can be no assurance, however, that we will not so amend our Bylaws in such a manner at some time in the future. We will not, however, amend our Bylaws to make us subject to the Maryland Control Share Acquisition Act without our Board of Directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to the determination.

          Our Articles of Incorporation and Bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our Board of Directors may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our Board of Directors may, without shareholder action, amend our Articles of Incorporation to increase the number of our shares, of any class or series, that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

         We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Articles of Incorporation Articles of Incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our Articles of Incorporation authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Articles of Incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Articles of Incorporation and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The NAV and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance.

These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of our adviser, our sub-adviser or certain of their respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our prospective portfolio investments, our industry, our beliefs, and our assumptions. The forward-looking statements contained in this prospectus may include statements as to:

•	Our future operating results;

•	Our business prospects and the prospects of our portfolio companies;

•	The impact of the investments that we expect to make;

•	The ability of our portfolio companies to achieve their objectives;

•	Our expected financings and investments;

•	The adequacy of our cash resources and working capital;

•	The timing of cash flows, if any, from the operations of our portfolio companies.

•	Our contractual arrangements and relationships with third parties;

•	Actual and potential conflicts of interest with YCM or any of their affiliates;

•	The dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	Our use of financial leverage;

•	The ability of YCM to locate suitable investments for us and to monitor and administer our investments;

•	The ability of YCM or its affiliates to attract and retain highly talented professionals;

•	Our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	The impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	The effect of changes to tax legislation and our tax position; and

•	The tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

Other factors that could cause actual results to differ materially include:

•	Changes in the economy;

•	Future changes in laws or regulations and conditions in our operating areas;

•	Risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	An inability to access the equity markets which could impair our investment activities.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (i) $1 million worth of shares of common stock, or 100,000 shares (assuming a purchase price of $10.00 per share), which represents the minimum amount we expect to sell in the next twelve months, and (ii) the maximum number of shares registered in this offering, or 20,000,000 shares (assuming a purchase price of $10.00 per share). The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in this offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private  LMM Companies in accordance with our investment objective and using the strategies described in this prospectus. Geographically we expect to invest a minimum of 70% of capital in LMM Companies domiciled in the United States, with the remainder most likely to be made in Western Europe. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. However, we have not established limits on the use of proceeds from this offering. We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. Based on current market conditions, we anticipate that it may take several months or longer to fully invest the initial proceeds we receive in connection with this offering after meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. There can be no assurance we will be able to sell all the common stock we are registering. If we sell only a portion of the common stock we are registering, we may be unable to achieve our investment objective or invest in a variety of portfolio companies.

Pending such use, we may invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

We intend to declare distributions on a quarterly basis and pay distributions on a quarterly basis. We will pay these distributions to our shareholders out of assets legally available for distribution. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions, if any, will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the shareholder’s basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares. A shareholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

	$1 Million Raised		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$1,000,000	100.00%	$200,000,000	100.00%
Less:
Selling Commission	$70,000	7.00%	$14,000,000	7.00%
Non-Accountable Marketing and Due Diligence	$10,000	1.00%	$2,000,000	1.00%
Dealer Manager Fee	$20,000	2.00%	$4,000,000	2.00%
Offering Expenses	$15,000	1.50%	$3,000,000	1.50%
Net Proceeds/Amount Available for Investments	$885,000	88.50%	$175,000,000	88.50%

DISTRIBUTIONS

         Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distribution will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our Board of Directors. For example, our Board of Directors may declare stock distributions before an anticipated sale of our common stock in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price per share, after deducting selling commissions and dealer manager fees that is below our NAV per share. The NAV per share will be calculated within 48 hours of the sale of our shares in connection with our distributions to ensure that such shares will not be sold below our NAV per share.

        We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to YCM. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a non-taxable distribution) will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

       From time to time and not less than quarterly, YCM must review our accounts to determine whether cash distributions are appropriate. We intend, subject to authorization by the Board of Directors, to distribute pro rata to our stockholders funds received by us which YCM deems unnecessary for us to retain.

We intend to make our ordinary distributions in the form of shares of our common stock under our Distribution Reinvestment Plan, unless stockholders elect to receive their distributions in the form of cash, out of assets legally available for distribution. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in cash.

In order to qualify as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, then stockholders will receive distributions in shares of our common stock unless they specifically “opt out” to the distribution reinvestment plan so as to have the distributions they are entitled to be paid in cash. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

       The determination of the tax attributes of our distributions will be made annually as of the end of each fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV.

We intend to determine our NAV on a quarterly basis. Our quarterly valuation process begins with each Portfolio Company or investment being initially valued by our Adviser's professionals that are responsible for the portfolio investment. Preliminary valuation conclusions are then documented and discussed with our Adviser. Our Valuation Committee then reviews these preliminary valuations. At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm. Our Board then discusses valuations and determines the fair value of each investment. An independent valuation firm will provide a value for any Portfolio Company should the Board determine that a Material Event has occurred in the applicable quarter.   For purposes of this paragraph, a “Material Event” shall mean, but not be limited to, any material refinancing, merger, sale of all or substantially all of the Portfolio Company’s assets, a change of control transaction, acquisition of another company, or any lawsuit that could result in a material adverse effect to the Portfolio Company. In addition, an independent valuation firm will provide a value for any Portfolio Company whose value is determined by the Board to have increased or decreased by 20% or more in any given fiscal quarter. Quarterly distributions of our shares will occur within 48 hours of the quarterly determination of our NAV. See “Determination of Net Asset Value.”

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLAN

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Discussion of the Company’s Expected Operating Plans” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

        We were incorporated under the general corporation laws of the State of Maryland on November 15, 2013 and will commence operations upon raising gross proceeds in excess of $1 million, all of which must be from persons who are not affiliated with us or Yorke Capital Management, LLC (“YCM”). We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a BDC under the 1940 Act and intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Our investment activities will be managed by YCM and supervised by our Board of Directors, a majority of whom are independent. Under our Investment Advisory Agreement, we have agreed to pay YCM an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the advisory fees to which YCM is entitled.

Each investment we make will have two components: equity securities and debt instruments. The equity investment allows us to generate returns in the form of dividends and long term capital gains. Meanwhile, the debt instruments may yield consistent payments at a fair, yet favorable interest rate.

Revenues

We plan to generate revenues in the form of interest income on the debt investments we hold. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we may hold. In addition, we may generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned.

Expenses

       Our primary operating expenses will be the payment of advisory fees and other expenses under the Investment Advisory Agreement and other expenses necessary for our operations. Our investment advisory fee will compensate YCM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

               We will reimburse YCM for expenses necessary to perform services related to our administration and operations. Such services will include the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. YCM also will perform, or oversee the performance of, our corporate operations and required administrative services, which will include responsibility for the financial records which we will be required to maintain and the preparation or reports for our stockholders and reports to be filed with the SEC. In addition, YCM will assist us in calculating our NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The amount of this reimbursement will be the lesser of YCM’s actual costs incurred in providing such services, or (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. These expenses have been estimated and included in the fee table. See “Fees and Expenses.” YCM will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our Board of Directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board of Directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board of Directors will compare the total amount paid to YCM for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse YCM for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of YCM.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating our NAV, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales of shares of our common stock and other securities;

•	investment advisory fees;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	fees and expenses of directors not also serving in an executive officer capacity for us or YCM;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for the purchase and sale of our investments; costs associated with our chief compliance officer; and

•
all other expenses incurred by YCM or us in connection with administering our business, including expenses incurred by YCM in performing administrative services for us and administrative personnel paid by YCM subject to the limitations included in the Investment Advisory Agreement. The Company shall reimburse controlling persons of YCM and any of its affiliates only for costs that are directly related to the management of the Company’s business.

Financial Condition, Liquidity and Capital Resources

           We intend to generate cash primarily from the net proceeds of our continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. Immediately after we satisfy the minimum offering requirement, gross subscription funds will total at least $1 million, plus any proceeds received from the private placements to accredited investors and YCM. Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at an initial offering price of $10.00 and thereafter will accept subscriptions on a continuous basis and issue shares at monthly closings at prices that, after deducting selling commissions and dealer manager fees, must be above our NAV per share. In connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, our Board of Directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares of our common stock at a price per share which, after deducting selling commissions and dealer manager fees, which is below our then-current NAV per share.

       Prior to investing in securities of portfolio companies, we may invest the net proceeds from our continuous public offering and from any sales and paydowns of investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our intent to be regulated as a BDC and to be taxed as a RIC.

       We do not currently intend to borrow funds to make investments, and have no intention to do so before we have fully invested the proceeds from this offering. To the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders we may do so. However, we have no current intention to finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.  Notwithstanding the foregoing, however, our Amended and Restated Articles of Incorporation authorize 50,000,000 shares of preferred stock, and our Board will be able to issue preferred stock when or if it deems it in the best interests of the Company to do so at any time in the future.

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsors and affiliates have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our sponsors and affiliates within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Subscription by YCM

Effective as of September 20, 2014, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, YCM committed to contribute an aggregate of approximately $100,000 to purchase 11,765 shares of common stock at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares. Such commitment was funded in November, 2014.  YCM has agreed not to liquidate these shares for a period of at least six months following the completion of this offering. After the Company meets the minimum offering requirement, YCM will become entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company, up to 1.5% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses (not including the sales load) and any future organization and offering expenses incurred and/or paid by YCM have been recovered.

Concurrent Private Offering

We intend to conduct a private placement of shares of our common stock pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder to investors who meet the definition of both “Qualified Clients,” as defined in 17 CFR 275.205-3(d) and “Accredited Investors,” as defined in Regulation D. We expect to issue up to 29,411,764 shares in the private placement at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares, for a maximum of up to approximately $250,000,000 of gross offering proceeds. None of the shares acquired in the private placement will be accompanied by registration rights. The final closing of the private placement shall occur on or before March 31, 2015. However, the Company may extend this deadline in its discretion, but in no event shall the Final Closing occur later than June 30, 2015. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of at least $1 million, plus the proceeds received in the private placement and capital contribution by YCM.  The Company intends to deploy funds raised in the private offering as soon as practicable.  Accordingly, the Company may make investments in LMM Companies prior to the commencement of the public offering. As of October 1, 2014 the Company has not made any investments.

RIC Status and Distributions

         We intend to elect, as soon as practicable, to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must, among other things, distribute at least 90% of our “investment company taxable income,” as defined by the Code, each year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the taxable year or the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years on which we paid no federal income taxes.

Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize, declare, and pay ordinary cash distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or common stock at the discretion of our Board of Directors. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of our common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to YCM. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders.

We intend to make our ordinary distributions in the form of additional shares of common stock, unless stockholders elect to receive their distributions in the form of cash out of assets legally available for distribution. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

       Except for residents of New Jersey, we have adopted an “opt out” distribution reinvestment plan for our stockholders. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our Distribution Reinvestment Plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.  We expect to coordinate dividend payment dates so that the same price that is used for the monthly closing date immediately following such dividend payment date will be used to calculate the purchase price for purchasers under the Distribution Reinvestment Plan until this offering concludes. Until this offering concludes, your reinvested dividends will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the monthly closing immediately following the distribution payment date.

      Residents of New Jersey may elect to have their entire distribution reinvested in shares of additional stock by notifying Phoenix American Financial Services, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders.

     We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

         The determination of the tax attributes of our distributions will be made annually as of the end of each fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our expected operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We measure the value of our investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or "ASC Topic 820," issued by the Financial Accounting Standards Board, or "FASB." Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        Our Valuation Committee, which is comprised only of independent members of our Board, is also responsible for assisting our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, our Board, with the assistance of our Adviser and its senior investment team and independent valuation agents, is responsible for determining in good faith the fair value in accordance with the valuation policy approved by our Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. We consider a range of fair values based upon the valuation techniques utilized and select the value within that range that was most representative of fair value based on current market conditions as well as other factors our Adviser's senior investment team considers relevant. Our Board makes this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date

Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

            In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

            Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

           As noted earlier, an outside third party will value approximately 25% of the Company’s portfolio each financial quarter, so that during the course of the fiscal year each portfolio company will be given an independent valuation. YCM will value the remaining 75% of the Company’s portfolio each quarter.  The Board will review and approve in advance the valuation methodology of any third party pricing service it uses. Through our Valuation Committee, our Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. The Valuation Committee will determine the appropriate valuation of each investment pursuant to a written valuation policy, a summary of which follows this paragraph. In accordance with SEC rules, the Board will regularly review and evaluate the historical accuracy of its fair value methodologies.

With respect to investments for which market quotations are not readily available and which are not valued in such applicable quarter by our independent valuation service, our Board undertakes a multi-step valuation process each quarter, as described below:
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by our Adviser's professionals that are responsible for the portfolio investment;
  Preliminary valuation conclusions are then documented and discussed with our Adviser;
  Our Valuation Committee then reviews these preliminary valuations;
  At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm; and
  Our Board then discusses valuations and determines the fair value of each investment.
  An independent valuation firm will provide a value for any Portfolio Company should the Board determine that a Material Event has occurred in the applicable quarter.   For purposes of this paragraph, a “Material Event” shall mean, but not be limited to, any material refinancing, merger, sale of all or substantially all of the Portfolio Company’s assets, a change of control transaction, acquisition of another company, or any lawsuit that could result in a material adverse effect to the Portfolio Company.
  In addition, an independent valuation firm will provide a value for any Portfolio Company whose value is determined by the Board to have increased or decreased by 20% or more in any given fiscal quarter.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our investments.

Valuation of fixed income investments, such as loans, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

If we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, our board of directors will allocate the cost basis in the investment between the debt securities and any such warrants or other equity-linked securities received at the time of origination. Our board of directors will subsequently value these warrants or other equity-linked securities received at fair value.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end provided by independent third-party pricing services and screened for validity by such services. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee may utilize an independent third-party valuation service to value such investments.

We will periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value. Our valuation committee and board of directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Revenue Recognition

Security transactions will be accounted for on the trade date. We will record interest income on an accrual basis to the extent that we expect to collect such amounts. We will record dividend income on the ex-dividend date. We will not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount will be capitalized, and we will amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount will be recorded as fee income. Upfront structuring fees will be recorded as income when earned. We will record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments will be calculated by using the specific identification method. We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency will reflect the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs

Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to our organization. These costs are expensed as incurred. As of June 30, 2014, we had incurred organization costs of $100, which were directly paid by us. An additional $58,618 has been paid on our behalf by YCM and will be reimbursed to YCM subject to the limitations specified in the Investment Advisory Agreement.

Offering Costs

Our offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement, of which this prospectus forms a part. We have charged offering costs against capital in excess of par value on the balance sheet. As of June 30, 2014, we had incurred offering costs of $1,310 which were directly paid by us. An additional $402,607 has been paid on our behalf by YCM and will be reimbursed to YCM subject to the limitations specified in the Investment Advisory Agreement.

Income Taxes

We intend to elect, as soon as practicable, to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders. We intend to make distributions in an amount sufficient to maintain our RIC status each year and to avoid any federal income taxes on income. We will also be subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

Uncertainty in Income Taxes

We will evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our statement of operations.

Distributions

Distributions to our stockholders will be recorded as of the record date. Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize, declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Capital Gains Incentive Fee

Pursuant to the terms of the Investment Advisory Agreement we have entered into with YCM, the incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While we expect that the Investment Advisory Agreement with YCM will neither include nor contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, we will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to YCM as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though YCM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Contractual Obligations

We have entered into an agreement with YCM to provide us with investment advisory and administrative services. Payments for investment advisory services under the Investment Advisory Agreement will be equal to (a) an annual base management fee of 2.0% of our gross assets and (b) an incentive fee based on our performance. YCM will be reimbursed for administrative expenses incurred on our behalf. Administrative expenses include the Company’s organization and offering costs.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the Investment Advisory Agreement, after we meet the minimum offering requirement, YCM will become entitled to receive an annual base management fee of 2.0% of our gross assets and an incentive fee based on our performance. We will commence accruing fees under the Investment Advisory Agreement upon commencement of our operations after we meet the minimum offering requirement. Management fees will be paid on a quarterly basis in arrears.

The incentive fee will consist of two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and accrued on a monthly basis and payable quarterly in arrears, will equal 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on our net assets, as defined in the Investment Advisory Agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%, and will be subject further to a catch-up fee, payable to YCM in the amount of 0.5% per quarter, or an annualized catch-up fee of 2.0%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be accrued on a quarterly basis and, if earned, will be paid annually. We will accrue this incentive fee based on net realized and unrealized gains net of realized losses and unrealized depreciation; however, under the terms of the Investment Advisory Agreement, the fee payable to YCM will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. See “Critical Accounting Policies—Capital Gains Incentive Fee.”

         Pursuant to the Investment Advisory Agreement, YCM will oversee our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. YCM will also perform, or oversee the performance of, our corporate operations and required administrative services, which will include being responsible for the financial records which we will be required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, YCM will assist us in calculating our NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse YCM for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) YCM’s actual costs incurred in providing such services, or (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. YCM will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our Board of Directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board of Directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board of Directors will compare the total amount paid to YCM for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

As of June 30, 2014 YCM has funded offering costs and organization costs in the amount of $461,225. The offering costs were offset against capital in excess of par value on our financial statements and the organization costs were charged to expense as directly incurred by us. Under the terms of the Investment Advisory Agreement, there is no liability on our part for the offering or organization costs funded by YCM until the Investment Advisory Agreement is effective and we have met the minimum offering requirement. At such time, YCM will become entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company, up to 1.5% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses (not including the sales load) and any future organization and offering expenses incurred and/or paid by YCM have been recovered. Subject to the foregoing, YCM will become entitled to receive 1.5% of the gross proceeds of each subscription to purchase the Company’s securities until all organizational and offering costs have been recovered.

Subscription by YCM

Effective as of September 20, 2014, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, YCM committed to contribute an aggregate of approximately $100,000 to purchase 11,765 shares of common stock at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares.  Such commitment was funded in November, 2014.  YCM has agreed not to liquidate these shares for a period of at least six months following the completion of this offering. After the Company meets the minimum offering requirement, YCM will become entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company, up to 1.5% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses (not including the sales load) and any future organization and offering expenses incurred and/or paid by YCM have been recovered.

Concurrent Private Offering

       We intend to conduct a private placement of shares of our common stock pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder to investors who meet the definition of both “Qualified Clients,” as defined in 17 CFR 275.205-3(d) and “Accredited Investors,” as defined in Regulation D. We expect to issue up to 29,411,764 shares in the private placement at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares, for a maximum of up to approximately $250,000,000 of gross offering proceeds. None of the shares acquired in the private placement will be accompanied by registration rights. The final closing of the private placement shall occur on or before March 31, 2015. However, the Company may extend this deadline in its discretion, but in no event shall the

Final Closing occur later than June 30, 2015.  As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of at least $1 million, plus the proceeds received in the private placement and capital contribution by YCM.  The Company intends to deploy funds raised in the private offering as soon as practicable.  Accordingly, the Company may make investments in LMM Companies prior to the commencement of the public offering. As of October 1, 2014 the Company has not made any investments.

Potential Conflicts of Interest

YCM and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and YCM to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to YCM and may increase the amount of subordinated income incentive fees payable to YCM.

Quantitative and Qualitative Disclosures About Market Risk

We will be subject to financial market risks, including changes in interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee hurdle rate, as described in the Investment Advisory Agreement, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to YCM with respect to our increased pre-incentive fee net investment income.

In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

BUSINESS

Overview

We are a closed-end, non-diversified investment company that has elected to be regulated as a BDC under the 1940 Act.  As a BDC, we are required to comply with certain regulatory requirements.  For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.  See “Regulation as a BDC.”  We intend to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as soon as we are able to qualify for such election. We intend to operate so as to qualify as a RIC in 2014. See “Material U.S. Federal Income Tax Considerations.”

We are externally managed by Yorke Capital Management, LLC (“YCM”) which, was originally registered as an investment adviser under the Advisors Act on April 30, 2014. YCM subsequently withdrew its Advisers Act registration and shortly thereafter reapplied for registration as an investment adviser. On September 20, 2014 the SEC issued an order granting YCM’s registration as an investment adviser under the Advisers Act. As our investment adviser, YCM is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  YCM also provides us with the administrative services necessary for us to operate.  Our investment activities are managed by YCM pursuant to the Investment Advisory Agreement between us and YCM.

Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments, while still obtaining capital appreciation from our equity and equity-related investments.  Our objective is to invest in equity securities as well as debt instruments with LMM Companies.

Our portfolio investments are typically made to support recapitalizations, growth financings and re-financing of LMM Companies, incorporating both debt and equity components. Our broad objective is to provide optimal financing to our portfolio companies. We seek to partner with entrepreneurs, business owners and management teams and generally provide ‘‘one stop’’ capital alternatives to LMM Companies within our portfolio. We plan to invest primarily in equity investments and senior secured loans of our portfolio companies. We anticipate receiving warrants to purchase additional equity securities in our portfolio companies in connection with most if not all of our equity investments and senior secured loans. It is anticipated that the equity investments will be comprised primarily of preferred equity entitling us to preferential distributions and liquidation preferences. As noted elsewhere herein, our goal for each investment is to structure our investments so that approximately 50% of our investment capital will be in equity securities of our portfolio companies and the other half in debt securities. However, depending on the needs of the portfolio company and on the advice of our investment adviser, up to 70% of our investment capital may be in equity securities and 30% in debt. Conversely, as little as 30% of our investment capital may be invested in equity securities and 70% in debt securities of our portfolio companies. We don’t anticipate investing in the securities of any emerging market issuers.  Geographically we expect to invest a minimum of 70% of capital in LMM Companies domiciled in the United States, with the remainder most likely to be made in Western Europe. Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, which at present time includes warrants. Our objective is to invest in equity securities as well as debt instruments with LMM Companies. Our portfolio companies generally have annual revenues between $5 million and $75 million at the time of our investment and/or extension of loan facilities, and our investment commitment will generally range in size from $5 million to $25 million in the aggregate.

The underserved nature of the LMM Companies creates the opportunity to meet the financing needs of these companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, will allow us to offer portfolio companies a comprehensive suite of financing options, or a ‘‘one stop’’ capital solution. We anticipate that our providing customized, ‘‘one stop’’ capital solutions will become even more relevant to our portfolio companies in the current investing environment. We will seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We anticipate that our portfolio debt investments will be generally secured by a first lien on all of the assets of the portfolio company and will typically have a term of between three and seven years. We believe that our investment strategy has a lower correlation to the broader debt and equity markets.

Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:
  Deliver Customized Capital Solutions to the Lower Middle Market. We believe our ability to provide a broad range of customized financing solutions sets us apart from other capital providers. We plan to offer to our portfolio companies growth capital in the form of both debt and equity that are tailored to the facts and circumstances of each situation. We believe that our ability to invest across a company’s capital structure, from equity securities to various forms of debt , will allow us to offer our target portfolio companies a comprehensive suite of financing options, or a ‘‘one-stop’’ financing solution.
  Focus on Established Companies. We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. We also believe that established companies in our targeted size range also provide attractive opportunities for capital appreciation.
  Leverage the Skills and Experience of Our Investment Adviser. Our investment team has significant experience in operating and investing in LMM Companies. The members of our team have broad backgrounds, with prior experience at private investment funds, executive business positions, investment banks and other financial services companies. The expertise of our team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional or complex structures for our portfolio companies.
  Invest Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately balanced among various industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets.
  Capitalize on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of deal sources for proprietary portfolio company investments.
Our Investment Adviser

       We are externally managed by YCM, an investment adviser that was founded in 2012 and was originally registered as an investment adviser under the Advisors Act on April 30, 2014. YCM subsequently withdrew its Advisers Act registration and shortly thereafter reapplied for registration as an investment adviser. On September 20, 2014 the SEC issued an order granting YCM’s registration as an investment adviser under the Advisers Act.  As our investment adviser, YCM is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  YCM also provides us with the administrative services necessary for us to operate.  Our investment activities are managed by YCM pursuant to an Investment Advisory and Administrative Services Agreement (the “Investment Advisory Agreement”).  We pay YCM a fee for its investment advisory services under the Investment Advisory Agreement consisting of two components – a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” below.

The managers and principal owners of YCM, which also serves as our investment adviser, are Edward D. Ekstrom, Ronald W. Daw and N. Dan Reeve.  These three individuals serve as YCM’s Board of Managers (the “Board of Managers”).  In addition, YCM has a Board of Advisors, which advises and provides consulting services to the Board of Managers, but does not have a vote in investment or other corporate decisions.  YCM also employs and/or outsources other investment professionals and interns dedicated to due diligence and financial analysis.

The Board of Managers must approve each new portfolio company investment that we make. Messrs. Ekstrom, Daw and Reeve are the current members of the Board of Managers.  Each of such individuals has the authority to appoint one member to the Board of Managers.

YCM’s principals have extensive experience in investing in companies (both public and private), advising various companies (LMM Companies and others) on capital markets strategies, and developing investor relations programs.  As noted earlier, Messrs. Ekstrom, Daw and Reeve has extensive experience in private equity, venture capital, small and mid-cap companies and other investing and consulting industries.  Our investment adviser is able to use this experience and insight as part of its disciplined approach to investment assessment and adjust valuation expectations and portfolio composition.

Governance

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers.  Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers, approves the engagement, and reviews the performance of, our independent registered public accounting firm, and provides overall risk management oversight.  Pursuant to the requirements under the 1940 Act, our Board of Directors is composed of a majority of non-interested, independent, directors.

Our Board of Directors has established the Audit Committee and the Valuation Committee to assist the Board of Directors in fulfilling its oversight responsibilities. Each of these committees is composed solely of non-interested, or independent, directors.  The Audit Committee’s responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls over financial reporting, and audits of our financial statements.  The Valuation Committee’s responsibilities include reviewing preliminary portfolio company investment valuations from our investment adviser and making recommendations to our Board of Directors regarding the valuation of each investment in our portfolio.

We currently do not have a standing nominating committee, and the Board of Directors performs the functions of a nominating committee. We do not believe that we need a separate nominating committee at this time because members of our Board of Directors have the time and resources to perform the function of recommending nominees to the Board of Directors.

Nominees for the Board of Directors are selected and approved by a majority of the Board. In identifying potential nominees, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise. The members of the Board of Directors identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of Directors, c/o Chief Financial Officer, Yorke Capital Corporation, 222 S. Main Street, Suite 500, Salt Lake City, Utah 84101. All referrals will be compiled by the Chief Financial Officer and forwarded to the Board of Directors for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular banking or business qualifications, and such other information as the stockholder deems relevant to assist the Board of Directors in considering the individual’s potential service as a director.

       Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors may be made only (a) pursuant to our notice of the meeting, (b) by our Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. The purpose of requiring stockholders to give us advance notice of nominations is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election, they may have the effect of precluding a contest for the election of directors if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors without regard to whether consideration of such nominees might be harmful or beneficial to us and our stockholders.

Our Investment Objective and Strategy

Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments, while still obtaining capital appreciation from our equity and equity-related investments.  Our objective, generally, is to invest in both equity securities, as well as debt instruments with LMM Companies.  We intend to focus on acquiring equity securities that are typically a portfolio company’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the portfolio company typically has only common stock outstanding.  Additionally, we intend to structure our investments so our portfolio debt investments are secured by a first lien on all of the assets of the portfolio company and typically have a term of between three and seven years.  In addition, we intend to obtain warrants to purchase additional equity securities in connection with either/both our equity investments, as well as the loans we issue to portfolio companies.

We have adopted the following business strategies to achieve our investment objective:

  Deliver Customized Capital Solutions to the Lower Middle Market. We believe our ability to provide a broad range of customized financing solutions sets us apart from other capital providers. We plan to offer to our portfolio companies growth capital in the form of both debt and equity that are tailored to the facts and circumstances of each situation. We believe that our ability to invest across a company’s capital structure, from equity securities to various forms of debt , will allow us to offer our target portfolio companies a comprehensive suite of financing options, or a ‘‘one-stop’’ financing solution.
  Focus on Established Companies. We generally invest in LMM Companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. We also believe that established companies in our targeted size range also provide attractive opportunities for capital appreciation.
  Leverage the Skills and Experience of Our Investment Team. Our investment team has significant experience in operating and investing in LMM Companies. The members of our team have broad backgrounds, with prior experience at private investment funds, executive business positions, investment banks and other financial services companies. The expertise of our team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional or complex structures for our portfolio companies.
  Invest Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately balanced among various industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets.
  Capitalize on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of deal sources for proprietary portfolio company investments.
    By design, our fund has been structured to incorporate both potential high risk/high return investment vehicles in the form of equity and equity-related investments, as well as low risk/consistent return vehicles in the form of senior secured loans.  While we have discretion in the investment of our capital, we seek long-term capital appreciation through investments principally in equity or equity-related securities that we believe will maximize our total return, while maintaining secured, reliable income through the repayment of accrued interest and principal related to the loan transactions that we anticipate entering into with each equity investment.  Although our preferred stock investments may carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses.  Interest accrued under the loans we make to portfolio companies is generally payable monthly, with the principal amount not being due until maturity.  Accordingly, we anticipate our loan transactions to generate consistent, steady current cash payments to us.  However, our equity investments are not expected to generate current income (i.e., dividends or interest income).  This strategy of coupling equity investments with loans makes us different from other BDCs that primarily make debt-only investments (from which they generally receive only current yield in the form of interest income) or equity-only investments (from which they generally receive only long term capital gain income).

A principal source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO and after expiration of a customary 180-day post-IPO lockup restriction.  We intend to maximize our potential for capital appreciation by taking advantage of the private-to-public valuation arbitrage, or the premium, that we believe is generally associated with having a more liquid asset, such as a publicly traded security.  Typically, we believe investors place a premium on liquidity, or having the ability to sell stock more quickly and efficiently through an established stock exchange than through private transactions.  Specifically, we believe that an exchange listing, if obtained, should generally provide our portfolio companies with greater visibility, marketability and liquidity than they would otherwise be able to achieve without such a listing.  As a result, we believe that public companies typically trade at higher valuations than private companies with similar financial attributes.  By going public and listing on an exchange, we believe that our portfolio companies have the potential to receive the benefit of this liquidity premium.  There can be no assurance that our portfolio companies will trade at these higher valuations once they are public and listed on an exchange, if they ever are able to list on an exchange.

Based on our experience we anticipate that, on average, it will take at least two years after our investment for a portfolio company to complete an IPO.  However, we do not necessarily assume that any investment will complete an IPO.  Following a typical lockup restriction which prohibits us from selling our investment during a customary 180-day period following the IPO and an expected additional one-year period to sell our shares in the portfolio company in the public markets, we anticipate that, on average, the holding period for our portfolio company investments will be about four years.  However, we have the discretion to hold our position for a longer or shorter period to the extent we believe the portfolio company is not being appropriately valued in the public markets or may be affected by market or industry cyclicality.

We are focused on the potential value transformation that we believe our portfolio companies will experience as they complete an IPO and become publicly traded and correspondingly achieve a market equity value comparable to their publicly traded peers.  We target our investments in portfolio companies that we believe can complete this value transformation within our targeted four-year holding period, compared to private equity and venture capital funds which we believe typically take seven to 10 years.  As a result, we may have low or negative returns in our initial years with any potential valuation accretion typically occurring in later years as our portfolio companies potentially are able to complete their IPOs and become publicly traded.  However, there can be no assurance that we will be able to achieve our targeted return on any individual portfolio company investment if and when it goes public, or on the portfolio as a whole.

Although we anticipate that a principal source of investment return will be generated from net capital gains, we also anticipate that we will achieve current and consistent income by the repayment of interest accrued under the loans we make to portfolio companies, which is generally payable monthly, with the principal amount not being due until maturity.  Accordingly, we anticipate our loan transactions to generate consistent, steady current cash payments to us.

Our portfolio companies are generally not permitted to undertake subsequent financings in which they may issue equity securities or incur debt that ranks equally with, or senior to, the equity securities in which we invest.  In instances where such a transaction would be allowed, such debt securities may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from the portfolio companies, and the holders of more senior classes of preferred stock would typically be entitled to receive full or partial payment in preference to any distribution to us.

We may seek, in connection with our equity investments and equity-related investments, to negotiate structural protections such as conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO.  In some circumstances, these structural protections will apply only if the IPO price is below stated levels.  In some cases, our decision to pursue an investment opportunity will be dependent on obtaining some structural protections that are expected to enhance our ability to meet our targeted return on the investment.  These structural protections are intended to provide some additional value protection in the event of an IPO.  We view the potential value associated with these structural protections as an important component of our investment strategy.  However, there can be no assurance that our investment adviser will succeed in negotiating structural protections for our future investments.  Even if it succeeds in obtaining such protections, our ability to realize the structurally protected appreciation at the time of the IPO will depend on a number of factors including each portfolio company’s completion of an IPO, any adjustment to the special IPO conversion price that may be negotiated prior to or during the IPO process, the possible subsequent issuance of more senior securities that may impact the relative value of the structural protection, and fluctuations in the market price of each portfolio company’s common shares until such time as the common shares received upon conversion can be disposed of following the expiration of a customary 180-day post-IPO lockup period.  Accordingly, the structurally protected appreciation would not be available unless each portfolio company completes an IPO.  Further, even if an IPO is completed, the structurally protected appreciation would not be realized unless the market price of each portfolio company’s common shares equals or exceeds the IPO price at the time such shares are disposed of following the post-IPO lockup period.

Investment Criteria

Based upon years of collective experience our investment team has identified investment criteria that it believes are important in evaluating prospective portfolio companies.

•	Large Market Opportunity. We evaluate the company’s market opportunity with the premise that markets are not created.

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Proven Management Team with Meaningful Equity Stake. We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that both protects our debt investment and enhances the value of our equity investment.

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Established Companies with Positive Cash Flow. We seek to invest in companies with historical financial performance producing positive cash flow. We generally do not invest in start-up companies or companies with speculative business plans.

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Defensible Competitive Advantages/Favorable Industry Position. We will primarily focus on LMM Companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which should help to protect their market position and profitability.

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Exit Alternatives. We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in LMM Companies whose business models and expected future cash flows may provide attractive long term capital appreciation for the equity portion of our investment. The likely long term exit path for our equity investment would be through IPO or a merger or acquisition transaction with a strategic or financial buyer.

Market Opportunity

We intend to pursue a disciplined investment style and an active-ownership approach to building high-quality businesses.  We also intend to approach the purchase of securities by performing due diligence to industry standards, by analyzing market trends and other economic factors that may or may not influence the profitability of an investment in such security, and by otherwise determining whether an investment in such security is in the best interests of the Company and our shareholders. When analyzing any particular security, we intend to strive to be realistic in its assumptions and look to buy securities at attractive prices. We believe that great investment opportunities are rare. As a consequence, we may be invested in a limited number of opportunities where favorable risk/reward characteristics can be identified.

We intend to go through a rigorous due diligence process in order to ascertain whether each potential portfolio company is one with locked inherent value.  This includes generally limiting searches to both domestic and foreign companies that generally have revenues between $5 million and $75 million.  Companies must also have a superior management team, a proprietary product and/or service that has tangible customer benefits and a large market opportunity.

We anticipate that targeted investments will generally range between $5 million and $25 million.  We plan to invest in both equity and debt of our portfolio companies. The debt investments will typically be accompanied by warrants.

We seek to provide optimized growth capital to LMM Companies which are primarily focused on technology-enabled services, IT infrastructure and related industries. Technology-enabled services are information service offerings that technology companies develop and operate on behalf of their customers and include products that help corporate clients automate and operate information systems that are unique to their company. IT infrastructure services are those which provide information technology solutions such as IT systems management, network management, data security, data center solutions, systems software and other related services. Related industries include any industry that benefits from information technology services. We believe that an attractive market opportunity exists for us as a provider of growth equity financing to LMM Companies that meet our investment criteria for the following reasons:

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Liquidity: We believe that our investors will have access to the type of investments typically associated with late stage venture capital and lower middle market private equity funds.  However, unlike such funds, which typically require lock-ups of 5 to 7 years, and have partnership terms of up to 10 years, it is intended that our investors will have access to liquidity in the form of a publicly traded stock once our common stock becomes quoted on the OTC Markets.  However, there is no assurance that our common stock will become quoted on the OTC Markets and, even if it becomes quoted on the OTC Markets, we can make no assurance that an active trading market will develop.

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Taxation: As a newly organized Maryland corporation we have no operating history.  We intend to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as soon as we are able to qualify for such election.  This will give the Company, and correspondingly our stockholders, tax advantages that are not typically afforded corporations. However, such an election and qualification requires that we comply with certain requirements contained in subchapter M of the Code that may affect our ability to pursue additional business opportunities or strategies that, if we were to determine we should pursue, could diminish the desirability of or impede our ability to qualify as a RIC.

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Current Income: As has been noted throughout this registration statement, the Investment Advisor intends to identify suitable LMM Companies that meet our investment criteria. We will acquire both debt and equity securities of each LMM Company in which we invest.  As a creditor, it is anticipated that the Company will enjoy the benefit of current income by means of the debt and interest repayments that will be required of each target LMM Company.

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Secured Credit:  As has been noted throughout this registration statement, the Investment Advisor intends to identify suitable LMM Companies that meet our investment criteria. We anticipate that we will acquire both debt and equity securities of each such LMM Company in which we invest.  Our debt investments will be secured by valuable collateral and should therefore increase the likelihood of repayment of principal and interest. At the same time, our equity investments afford us the ability to participate in the upside associated with the success of such target LMM Companies.  Notwithstanding the foregoing, there can be no guarantee we will see any return on our debt investments or that we will be able to recover the principal investment if our portfolio companies are unsuccessful in meeting their objectives. Should a portfolio company default on their repayment obligations, it may prove difficult to foreclose on our loans, and there can be no guarantee that we will be able to liquidate or even receive the collateral which secures our debt investments.

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Managerial assistance.  We believe we can be a provider of choice for private financing due to our financing strategies.  We will generally require board seats, observation rights, or other control provisions, yet we generally intend to allow the current management and board to remain focused on executing the company’s business strategy.  Furthermore, we believe our ability to typically make investment decisions in a relatively short time frame is attractive to the company’s existing management and institutional investors and therefore makes us a desirable partner in a transaction with other institutional investors.  In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors.  We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights.

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Experience: As experienced investors, managers and operators, the Investment Advisor and its principals are in a position to identify and respond more quickly and effectively to certain key developments that may arise in the course exploring investment activities and opportunities that the Company may undertake in the future.

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Economies of Scale – Lower Transaction Costs: The anticipated size and volume of trading by the Company enable the Company to obtain lower transaction costs and rates than would otherwise be available to smaller portfolios invested independently in the strategies applied by the Company.  In such situations, transaction costs can be significant, and such investment opportunities might not be feasible for smaller accounts that would be required to pay higher commissions.  If the Company continues to increase in size, custodial expenses are also expected to be less per share than the amount a smaller account would pay.

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Limited Liability: Unlike an individual engaging in securities and options trading for his own account, our stockholders generally cannot lose more than the amount of his or her investment in the Company.

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Administrative Convenience: The Company provides investors with numerous services designed to alleviate the administrative details involved in engaging directly in securities transactions, including maintenance of the books and accounts of trading activities, which activities are summarized and reported in unaudited financial progress reports which indicate performance of the Company for the period measured and annual audited financial statements furnished to its stockholders.

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Debt:  As has been noted throughout this registration statement, the Investment Advisor intends to identify suitable LMM Companies that meet our investment criteria. We anticipate that we will acquire both debt and equity securities of each such LMM Company in which we invest.  Our debt investments will be secured by valuable collateral and should therefore increase the likelihood of repayment of principal and interest. At the same time, our equity investments afford us the ability to participate in the upside associated with the success of such target LMM Companies.  Notwithstanding the foregoing, there can be no guarantee we will see any return on our debt investments or that we will be able to recover the principal investment if our portfolio companies are unsuccessful in meeting their objectives.

Our Investment Process

Investment Sourcing

We believe our investment adviser has developed a disciplined approach to source qualified pre-IPO investing opportunities from a highly developed network of investors, advisers, and private companies that are deeply involved in later stage venture capital and IPO transactions.  We believe a very distinct “IPO ecosystem” exists, which is composed primarily of top tier venture capital firms, select investment banking firms, and a select group of law firms and accounting firms.  Our investment adviser has developed relationships with many of these leading venture capital, investment banking, legal and accounting firms that it believes are important participants in this ecosystem.

Through these relationships, our investment adviser is able to gain valuable insights on the current IPO market and access to pre-IPO investment opportunities that currently, or may in the near-term, meet our investment criteria.  We believe this approach will allow us to source the most attractive companies committed to going public.  We typically do not pursue larger, well-publicized private company investments through anonymous bidding on the trading platforms of private secondary marketplaces.  Instead, our investing strategy relies on the expertise of our investment adviser’s deal origination team to source opportunities that we can validate meet our investment criteria through our disciplined evaluation of company-provided business and financial information and access to management.  Our investment adviser sources our investments through its principal office located in Salt Lake City, Utah.

Based on the reputation we believe we have developed and our current pipeline of investment opportunities, we expect that the primary source of our future portfolio company investment opportunities will be from the personal relationships that our investment adviser has developed, together with the relationships with venture capital firms and investment banks it has established.  We also may source investment opportunities from our direct outreach to private companies.  We have implemented a proactive marketing program to communicate with our investment adviser’s established referral network and with companies that meet our investment criteria.  We also maintain and continually update a database of innovative, emerging growth companies, which are typically venture capital-backed, that we believe currently satisfy, or will satisfy within the next year, our investment criteria.  Our database has been compiled from opportunities identified by our referral network, from publicly available information, and from acquired sources.

As we continue to build our reputation as a leading source of pre-IPO and venture capital financing, we also expect to leverage our experience in the capital markets in general, and the IPO market specifically, and our knowledge of the factors that contribute to a successful IPO, to further drive our origination marketing efforts with venture capital funds, investment bankers, and qualified pre-IPO companies.

Portfolio Company Review and Approval

We use a disciplined approach to our initial investment assessment which relies primarily on the detailed financial and business information we receive about the company and our access to and discussions with management, both prior to and after our investment.  Our investment adviser uses this company information to prepare our initial valuation analysis, leveraging its experience in taking companies public and its insights on current trends affecting the IPO market.

Once we identify those private companies that we believe meet our investment criteria, we utilize an investment review and approval process focused on the following factors:

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Qualification.  We obtain information from the company’s management and/or placement agent and conduct a preliminary evaluation of the opportunity with a primary focus on understanding the business, historical and projected financial information, industry, competition and valuation to ascertain whether we believe the prospective portfolio company will be able to satisfy our targeted return on investment if and when the company becomes public.  The results of this preliminary evaluation are presented to our investment adviser’s Board of Managers, and typically a decision is made whether to pursue the opportunity further based on the relative attractiveness of the opportunity, the expected investment horizon and our assessment of the potential return on our investment, and our core investment criteria, compared to other opportunities currently in our deal pipeline.  The Board of Managers typically selects those portfolio company investment opportunities that meet our investment criteria and present the greatest potential for achieving our target return on investment.

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Analysis.  Once the Board of Managers selects a portfolio company investment opportunity for further analysis, we will conduct research on the company’s prospects and industry, participate in additional discussions with the company’s management, placement agent and existing investors, and prepare an internal investment memorandum which discusses our evaluation findings and recommendations, together with an internal valuation analysis outlining our acceptable valuation ranges for an investment.  As part of our analysis, we typically have discussions with the company’s management and advisers, and we usually request access to the company’s major stockholders.  These discussions generally are centered on a review of the company’s financial history and projections to understand key supporting assumptions, verification of the company’s commitment to go public and the timing thereof, and the primary considerations, metrics and milestone achievements being used by the company to justify its valuation, as we as the company’s ability to meet the debt obligations that may accompany our equity investment.  At this stage, we prepare an in-depth valuation analysis focused primarily on comparable private transactions, market multiples of public companies that we believe are most comparable, and a discounted cash flow analysis.  Based on our comprehensive valuation assessment, the Board of Managers typically makes a decision whether to proceed with an investment and, if we are the lead investor, the terms and conditions that we will propose for further negotiation.  Each new portfolio company investment that we make requires the majority approval of our investment adviser’s three-person Board of Managers.

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Terms.  We believe that investing in an issuer’s most senior equity securities or negotiating investment terms that are expected to provide an enhanced return is one important way to mitigate the otherwise high risks associated with investing in private companies.  We also believe that securing the debt issued to such company in connection with an investment in its capital equity with first-position liens on the company’s assets provides us with the cash flow to meet our financial model and goals.  We will likely require certain structural protections (e.g., convertible debt instruments, warrants, etc.) to be coupled with any investment in equity and/or issuance of debt.  In some circumstances, these structural protections may apply only in certain circumstances.   In some cases, our decision to pursue an investment opportunity will be dependent on obtaining some structural protections that are expected to enhance our ability to meet our targeted return on the investment.

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Due Diligence and Closing.  Prior to closing an investment, we conduct further due diligence with a focus on verifying or validating the primary considerations used by our investment adviser’s Board of Managers in approving the investment, contacting where possible key suppliers, customers or industry sources, and verifying the company’s capitalization table and equity and debt structure. The consummation of each investment will be subject to the satisfactory completion of our due diligence investigation, our confirmation and acceptance of the investment pricing and structure, our review and acceptance of definitive agreements and, in the case of private secondary transactions, the exercise of any applicable veto rights or rights of first refusal.

Our investment adviser’s principals have extensive experience negotiating, structuring and closing these specialized equity and debt transactions.   Our investment adviser’s principals also have experience in negotiating matters relating to registration rights, restrictions of transfer, and other stockholder rights and restrictions.  As part of its due diligence process, our investment adviser analyzes the complex capital structures which private companies typically possess including multiple classes of common and preferred equity securities with differing rights with respect to voting, dividends, redemptions, liquidation, and conversion rights.

Portfolio Company Monitoring and Managerial Assistance

We actively monitor the financial performance of our portfolio companies and market developments. This constant monitoring permits us to update position risk assessments, seek to address potential problems early, refine exit plans, and make follow-on investment decisions quickly. We view active portfolio monitoring as a vital part of our investment process.  We consider board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to be critical to our performance. Accordingly, in connection with any investment in a potential portfolio company, we will typically require that we be granted at least one board seat, other observation rights, and other typical control features.  Accordingly, although we will typically not be in a position to control the management, operation and strategic decision-making of the companies we invest in, we will almost certainly be able to participate directly in such management activities.  As a result, a portfolio company may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests.  In addition, other stockholders, such as venture capital sponsors that have substantial investments in our portfolio companies, may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company.  Due to the lack of liquidity for the equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments. We also offer significant managerial assistance to our portfolio companies.   As a business development company, we are required to offer such managerial assistance.

In addition to the aforementioned rights, as part of our portfolio company investment we typically require information rights that give us access to the company’s quarterly and annual financial statements as well as the company’s annual budget.  We also attempt to have consistent dialogue with our private portfolio company management teams to review the company’s business prospects, financial results, and exit strategy plans.  We monitor the financial trends of each portfolio company to assess the performance of individual companies as well as to evaluate overall portfolio quality and risk.  We believe this is an important competitive advantage for us relative to those funds that do not have or require the same access to ongoing financial information that we insist upon.

We also use our ongoing discussions with our portfolio company management teams to monitor the debt portion of our investment in such company, together with the status of the collateral securing such company’s repayment obligations.

Diversification and Follow-on Investments

        We are a non-diversified investment company that has elected to be treated as business development company under the 1940 Act. Within five years of meeting our minimum offering requirement, we expect to have a portfolio of approximately 20 companies.  The targeted size of our investments in new portfolio companies will be approximately $5 to $25 million, which shall be split between debt and equity.  However, we may invest more or less than this amount depending on the circumstances.  We do not expect our $5 million targeted investment size to increase unless we are able to raise additional capital.  It is also possible our targeted investment size may decrease over time if we are unable to raise additional capital due to a number of factors, including a reduction in our net assets due to our continuing operating expenses and the expected payment of our net realized gains to our stockholders as dividends.  If our targeted investment size decreases, the number and types of opportunities in which we may be allowed to participate are likely to decline, and we may be unable to invest in opportunities that otherwise meet our investment criteria.

We generally expect that most of our portfolio company investments will represent approximately 5% of our gross assets measured at the time of investment depending on the size of our asset base and our investable capital.  However, based on our investment adviser’s assessment of each portfolio company’s relative quality, fundamentals and valuation, we may make opportunistic portfolio company investments that could represent up to 25% of our gross assets measured at the time of investment.  An individual portfolio company investment may be smaller than our targeted size and weighting at the time of the initial investment due to factors such as the size of investment made available to us and our cash available for investment.  We expect that the size of our individual portfolio company investments and their weighting in our overall portfolio will fluctuate over time based on a variety of factors including, but not limited to additional follow-on investments in existing portfolio companies, dispositions, unrealized appreciation or depreciation, or an increased asset base as a result of the issuance of additional equity.

In addition, we may also consider making follow-on investments in an existing private portfolio company that is seeking to raise additional capital in subsequent private equity financing rounds.  In evaluating follow-on investment opportunities, we typically assess a number of additional factors beyond our aforementioned investment criteria we use in making our initial investment decisions.  These additional factors may include:  (i) the achievement of certain milestones since our initial investment, (ii) the size of our portfolio company investment relative to our overall portfolio, (iii) any industry trends affecting the portfolio company or other portfolio investments in similar industries, (iv) the impact of a follow-on investment on our diversification requirements so we can continue to qualify as a RIC for tax purposes, and (v) the possible adverse consequences to our existing investment if we elect not to make a follow-on investment, such as the forced conversion of our preferred stock into common stock at an unfavorable conversion rate and the corresponding loss of any liquidation preferences or other rights and privileges that may be applicable to the securities we currently hold.

Distributions

Our Board of Directors currently maintains a variable distribution policy with the objective of distributing to our stockholders, on at least an annual basis, an amount that equals between 90% and 100% of our net capital gains (which are defined as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser.  Since we have no portfolio company investments and do not generate any current income (i.e., dividends or interest income), we do not expect to generate net ordinary income from which we could make distributions to our stockholders.  The amount of distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time.  We intend to make our ordinary distributions in the form of additional shares of common stock, unless stockholders elect to receive their distributions in the form of cash out of assets legally available for distribution. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

We will have substantial fluctuations in our distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of four years.  Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event through either an IPO or sale of the company, and our ability to dispose of our positions at a gain following the liquidity event.  We can give no assurance that we will be able to realize any net capital gains from the sale of our portfolio company investments.  Accordingly, there can be no assurance that we will pay distributions to our stockholders in the future, and any distributions we do pay to stockholders will typically be paid only from net capital gains, if any, from the disposition of our portfolio company investments, after reduction for any incentive fees.See “Discussion of the Company’s Expected Operating Plan” for additional information on our distributions paid to date.

Raising Additional Capital

As a BDC, we need the ability to raise additional capital for investment purposes on an ongoing basis. Accordingly, we expect to access the capital markets from time to time in the future to raise cash to fund additional investments.  We intend to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with our investment objective.  We may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  We do not currently anticipate issuing any preferred stock, although we could do so if our Board of Directors determines that it is in our best interest and the best interests of our stockholders. The costs associated with any borrowing or preferred stock issuance will be indirectly borne by our common stockholders.

Our ability to raise capital to fund additional investments provides a number of possible benefits to our stockholders, including the following:

Greater Number of and Larger Investment Opportunities May be Available with a Larger Capital Base.  Our ability to raise additional capital through equity or debt offerings may help us generate additional deal flow.  We believe additional capital could position us to attract greater deal flow and, at the same time, make larger investments in qualified portfolio companies and still satisfy the diversification requirements to maintain our status as a as a regulated investment company, or a RIC.  Additionally, once our market capitalization reaches $100 million, we would achieve qualified institutional investor (“QIB”) status and, therefore, be eligible to participate in additional investment opportunities only available to QIBs.

Since we expect that most of our individual portfolio company investments will represent about 5% of our gross assets at the time of investment, an increase in our potential investment size (currently, about $3 million) would put us in a better position to act as lead investor and potentially negotiate structural protections that are expected to enhance our ability to meet our targeted return on our investments.  We believe that the ability to raise would provide flexibility to potentially seek greater and larger investment opportunities.  We currently expect to have a portfolio of approximately 20 companies, each representing approximately 5% of our total assets.  We believe an optimal investment size for each portfolio company is about $10 million, although, as discussed throughout this prospectus, the amount of investment will vary.

Additional Capital May Reduce our Operating Expenses Per Share. An equity or debt offering that increases our total assets may reduce our operating expenses per share by spreading our fixed expenses over a larger asset base.  We are currently operating at sub-scale based on our existing capital base.  We also believe our investment adviser, who is currently responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments, has the appropriate resources and infrastructure in place to cost effectively scale our operations.  While the base management fee payable to our investment adviser will increase if we increase our total assets, we must also bear certain fixed expenses, such as certain administrative, governance, regulatory and compliance costs that do not generally vary based on our size.  Further, as a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC, that do not generally vary based on our total assets.  Common stockholders bear all expenses of a company, including any expenses incurred from an offering of debt and preferred stock by the Company. On a per share basis, these fixed expenses will be reduced when supported by a larger capital base. Investors should note because the management fee is based on gross assets of the Company, if the Company issues debt or preferred stock, the management fee will likely increase on a per share basis and the common stockholders will bear the entire management fee.

Higher Market Capitalization and Greater Liquidity May Make our Common Stock More Attractive to Investors.  If we issue additional shares, our market capitalization and the amount of our publicly tradable common stock would increase, which may afford all holders of our common stock greater liquidity.  A larger market capitalization may make our stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest.  The investment criteria of certain institutional investors typically include a minimum market capitalization (generally, $100 million).  Furthermore, a larger number of shares outstanding may increase the Company’s trading volume, which could decrease the volatility in the secondary market price of our common stock.

We currently have a limited number of institutional investors that hold shares of our common stock.  A higher market capitalization and greater liquidity could create an opportunity for institutional investors to acquire a larger position in open market purchases of our common stock that would otherwise be unavailable.  Our ability to attract institutional ownership in our common stock could also attract additional coverage from analysts who serve these institutional investors.

Our Ability to Raise Additional Capital May Help Reduce or Eliminate our Stock Price Discount to Net Asset Value.  Shares of BDCs, like us, may trade at a market price that is less than the value of the net assets attributable to those shares.  The possibility that the shares of our common stock will trade at a discount from NAV, or at premiums that are unsustainable over the long term, are risks separate and distinct from the risk that our NAV will decrease.   We believe it is important for us to demonstrate to the investment community that we can raise additional capital to make additional investments.  If we are successful in raising additional capital, we believe we are positioned to deliver returns and the potential for future dividends to stockholders, which we believe, in turn, will help reduce or eliminate our current stock price discount to NAV.

Competition

A large number of entities compete with us to make the types of equity and debt investments that we target as part of our business strategy. We compete for such investments with a large number of venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies.  Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. In addition, some of our competitors may require less information than we do and/or have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and, as a result, such companies may be more successful in completing their investments. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Employees

 Currently, we do not have any employees.  The management of our investment portfolio will be the responsibility of our investment adviser, YCM, and its Board of Managers, which currently consists of Messrs. Ekstrom, Daw and Reeve.  YCM’s Board of Managers must approve by a majority vote each new investment that we make.  The members of the Board of Managers will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities. However, Messrs. Ekstrom, Daw and Reeve, through their financial interests in, or management positions with, YCM, will be entitled to a portion of any investment advisory fees paid by us to YCM pursuant to the Investment Advisory Agreement.

Properties

Our executive offices are located in Salt Lake City, Utah, and are provided by YCM in accordance with the terms of the Investment Advisory Agreement Administration Agreement.  We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.  From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.  While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

         Our business and affairs are managed under the direction of our Board of Directors. The responsibilities of our Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors will consist of five members, three of whom will not be “interested persons” of the Company or of YCM as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board of Directors. We refer to these individuals as our independent directors. Our Board of Directors appoints our executive officers, who serve at the discretion of our Board of Directors.

Board of Directors and Executive Officers

Pursuant to our Articles of Incorporation, as amended, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. The address for each director is c/o 222 S. Main Street, Suite 500, Salt Lake City, UT 84101.

Name	Age	Positions Held	Class	Director Since	Expiration of Term
Independent Directors:
James U. Jensen2	70	Director (Chairman)	I	January 2014	September 2015
Fred F. Hessabi	51	Director	II	September 2014	September 2016
Bryan Ritchie	48	Director	III	September 2014	September 2017

Interested Directors:
N. Dan Reeve	64	Director, CCO	II	January 2014	September 2016
Ronald W. Daw	63	Director, CEO	III	January 2014	September 2017

Biographical Information

Independent Directors

James U. Jensen

2 Mr.Jensen sits on the Board of Directors for two registered investment companies, Wasatch Funds Trust, a publicly traded mutual fund complex, which oversees 20 portfolios, and Northern Lights Fund Trust III, part of the Northern Lights Mutual Fund Trust, which oversees 54 portfolios.

Jim is the founder and CEO of Clearwater Law and Governance, LLC, a Utah law firm and governance consulting practice organized in 2008.  He has 30 years of experience in executive management, technology development and business entrepreneurship. Jim served as a director and as vice president of corporate development and legal affairs, general counsel and secretary for NPS Pharmaceuticals and earlier as vice president and general counsel and secretary of Dictaphone Corporation.  He also served on the board of directors for several companies and organizations including the Utah chapter of the NACD, Utah chapter of the Licensing Executive Society of North America, Bayhill Capital Corporation (aka, Agricon Global Corporation) and Interwest Home Medical.  He is currently a director for Wasatch Funds and Northern Lights-III Funds Trust (both of which are public mutual funds), and American Medchem Corporation and the University of Utah Research Foundation (both of which are qualified non-profit companies under IRC section 501(c)(3). He has assisted dozens of companies in raising over a billion dollars and is a seasoned business seminar developer and presenter on corporate governance.  He is a co-founder of MountainWest Capital Network, Utah Ronald McDonald House, Intelisum, and Exeven Therapeutics, Myline Golf, Majelco and Espira.   Jim has practiced law for more than forty years and holds a JD/MBA from Columbia University.  He served a Fulbright research grant in Mexico, studied abroad in France and clerked for the Chief Judge David T. Lewis of the Tenth Circuit U.S. Court of Appeals.  Recently he served as the “distribution agent” for the SEC in a court supervised distribution to securities fraud claimants in the case of SEC v. Wolfson.

Jim lives in Salt Lake City with his wife of 40 years, Kathy Jensen.  Jim spends his free time fly fishing the Provo River, and dreaming of the trout that got away.

Mr. Jensen brings many years of legal compliance and corporate governance expertise. His experience will assist the Board in its compliance and management roles.

Fred F. Hessabi

Mr. Hessabi served as a Member of the European Advisory Team for Virtual Instruments Corporation, a leader in storage optimization, from 2008 to 2011. Mr. Hessabi also has served as Chief Executive Officer of BDNA Corporation, an company specializing in IT asset management, from February 2008 to September 2009. He served as International Vice President at ENDECA from July 2006 to December 2007. At ENDECA, Mr. Hessabi opened direct sales and consulting offices in London; Paris; Stuttgart, Germany; Amsterdam, Netherlands; Sydney, Australia; and Singapore. He adapted products and processes to the European market. Mr. Hessabi has more than 20 years of leadership experience in executive and board member positions with leading global technology organizations such as SSA and D&B Software and has deep expertise in European sales and business development. He served as the European sales manager of Dun & Bradstreet software (ex-MSA) since the late 1980’s and from 1993 to 1997 as the General Manager of SSA (System Software Associates) in Southern Europe. In 1997, he joined Siebel systems to start up the Southern European operations and 2 years later was promoted to the Senior Vice-president and General Manager of Siebel EMEA, with overall responsibility for all Siebel Systems operations in Europe, the Middle East & Africa. Mr. Hessabi spent 13 years in various executive and top management roles at Siebel Systems, now part of Oracle. He served as Director of BDNA Corporation Since September 2008. Mr. Hessabi is a graduate of Ecole de Commerce de CERAM (Management School) in France and received his MBA from McGill-Concordia University in Montreal.

Mr. Hessabi resides in Paris, France and has not authorized an agent within the United States to receive service of process on his behalf.

Mr. Hessabi brings many years of corporate governance and management experience to the Board. His expertise will provide the Board with strong leadership.

Bryan K. Ritchie

Bryan Ritchie is Director of the Technology Commercialization Office at the University of Utah,  a recognized leader in transforming new ideas into practical, commercially viable products and services. Mr. Ritchie grew up in Salt Lake City. He started two companies and worked or consulted for many other businesses in Utah and around the world, including Novell, Dayna Communications, Century Software, Iomega and Megahertz. He holds a Ph.D. in political economy from Emory University, a Master of Business Administration from the Marriott School at Brigham Young University and a bachelor’s degree from the University of Nevada, Las Vegas. He has been a professor of political economy at Michigan State University since 2001.

Mr. Ritchie’s academic research focuses on how companies and industries upgrade technologically. He focuses on how innovation, entrepreneurship, technological development, education, training and social capital can help deepen the commercial value of innovative discoveries. His initial focus was in the high-growth countries of Southeast Asia and has moved to the recovering economies of developed countries. He co-authored “Relationship Economics,” and is published in several other books and journals, such as International Organizations, World Development, Asia Pacific Journal of Management and Journal of East Asian Studies. In addition, Mr. Ritchie is fluent in Thai and Laotian and proficient in Mandarin and Malay.

Mr. Ritchie provides the Board with important insight into the technology sector, in which the Company hopes to concentrate its investments. His expertise in this regard will assist the Board in making critical investment decisions.

Interested Directors

N. Dan Reeve

       Mr. Reeve currently serves as our chief compliance officer and as a Managing Director of YCM, our investment adviser.  Mr. Reeve has 39 years of experience in public and private market investing.  For the past 23 years, Mr. Reeve has been a Managing Director of Horsley Bridge Partners in San Francisco, a fund of funds with over $10 billion under management. During his time at Horsley Bridge, the company raised over 15 private equity funds with total commitments in excess of $10 billion.  Mr. Reeve participated in placing investments in hundreds of partnerships as well as heading the company's distribution management efforts.  He also headed up the firm's direct investment effort, making investments into over 25 companies as well as liquidating a large corporate private investment program.  Prior to his association at Horsley Bridge, Mr. Reeve spent 10 years at Cowen & Company in Boston as a Wall Street analyst covering the Personal Computing industry including hardware, software, retail and peripherals.  Mr. Reeve was recognized by Institutional Investor Magazine on their All-America Team for several years.  Mr. Reeve began his career at Waddell & Reed in Kansas City as an analyst and manager of a small growth company mutual fund.

Mr. Reeve graduated in 1975 with an MBA from the University of Missouri, and in 1974 from Brigham Young University, cum laude, with a BS degree in Business Management.

Mr. Reeve brings portfolio management as well as investment vetting experience to the Board of Directors. His experience and qualifications will provide the Board with sound industry expertise and insight.

Ronald W. Daw

Mr. Daw currently serves as our chief executive officer and as a Managing Director of YCM, our investment adviser. Mr. Daw was co-founder, Chairman, President and Chief Executive Officer of Daw Technologies Inc. (NASDAQ: DAWK), a publicly traded company which established itself as the leading global turnkey supplier of fully integrated ultraclean manufacturing environments (cleanrooms) to the worldwide semi-conductor market.  Customers included Intel, Motorola, IBM, Texas Instruments, Fujitsu, Sony, ABB, TSMC, Wuxi Microelectronics, SGS Thompson, Micron, Hewlett Packard, Atmel, Digital Equipment, National Semiconductor, Advanced Micro Devices and other major semiconductor manufacturers throughout the world. Daw Technologies established operations in more than 20 countries throughout the world and grew revenues from $2 million to $113 million. Mr. Daw served as Chairman, President and Chief Executive Officer of Daw Technologies until February 2001 and was a member of the board of directors from 1987 until 2002. Since 2007, Mr. Daw has acted in various senior management capacities, including as President of SummerSide Seniors Living from 2007-2009, Director of Portfolio Investments of Endeavor Capital, a family investment office, from March to August of 2011, Director of Alternative Investments of

Knox Capital, a registered investment adviser, from December 2011 to June 2012 and Registered Representative of ACAP Financial Inc., a licensed securities broker and dealer specializing in over-the-counter securities, from February to June 2012.

Mr. Daw started his professional management career with Daw Incorporated, a regional commercial interior finish construction company, headquartered in Salt Lake City, Utah. Mr. Daw served as Vice President of Accounting and Finance,  Vice President of Projects,  Chief Operating Officer, President and Chief Executive Officer. The company was involved in the interior finish construction of high rise office towers, large regional shopping malls, high rise hotels, hospitals and other commercial and industrial projects. Daw Incorporated was selected by Inc. Magazine as one of the fastest growing private companies in the United States in the early 1980s.

On April 4, 1997, the SEC issued an “Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934 and Findings and Order of the Commission” against Mr. Daw.  Mr. Daw, who at the time was serving as the CEO and Chairman of the Board of Directors of Daw Technologies, Inc., was the beneficial owner of approximately 18% of Daw Technologies, Inc. common stock. Mr. Daw failed to file reports require by Section 13(g) and Section 16(a) of the Exchange Act detailing any change in beneficial ownership of shares in Daw Technologies, Inc. Mr. Daw submitted Offers of Settlement, which were accepted by the SEC, consenting to the Order and its findings, and agreed to cease and desist from committing or causing any violation of, and committing or causing any future violations of, Section 13(g) and 16(a) of the Exchange Act, along with the accompanying regulations.

Mr. Daw has served as a member of the board of trustees at Westminster College in Salt Lake City, Utah; a member of the business advisory board of the David Eccles School of Business at the University of Utah; and as past member of the Young Presidents Organization.

Mr. Daw holds a BS in Accounting from the University of Utah. Mr. Daw brings corporate governance expertise to the Board garnered through his leadership positions with other entities. His experience and qualifications will provide sound governance leadership to our Board.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Executive Officers who are not Directors:

Name	Age	Positions Held	Term of Office and Length of Time Served
David M. Anderson	53	CFO	February 2014 - Present

David M. Anderson

Mr. Anderson serves as the Company’s Chief Financial Officer. Mr. Anderson graduated from Utah State University with a degree in accounting in 1985. Mr. Anderson worked as a Senior Manager at Ernst & Young, LLP before joining Singletrac Entertainment Technologies as its CFO and Vice President of Finance and Business Affairs. In 2001, Mr. Anderson joined vSpring Capital, a private equity fund in Salt Lake City, Utah, as an Administrative Partner where he remained until 2012. From 2012 – 2014 Mr. Anderson served as a Managing Director of Pensar Group. Mr. Anderson has served as a director for PS’Soft, Netaphor Software, Inc. and Penguin Computing, Inc.

Committees of the Board of Directors

        In addition to serving on our Board of Directors, our directors will also serve on one or more of the following committees that have been established by our Board of Directors to handle certain designated responsibilities. The Board of Directors has designated a chairman of each committee. The Board of Directors may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in our best interest.

Audit Committee.  The members of our audit committee are James U. Jensen, Fred F. Hessabi and Bryan Ritchie, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Mr. Ritchie serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Ritchie is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on our website: www.yorkecap.com. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee also establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and other investments.

The Valuation Committee.  The Valuation Committee will operate pursuant to a charter approved by our Board of Directors. The members of our valuation committee are Messrs. Jensen, Hessabi and Ritchie, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Mr. Hessabi serves as chairman of the valuation committee. The Valuation Committee will establish guidelines and make recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee will be responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market quotations are not readily available. The Board of Directors and Valuation Committee will utilize the services of a third-party valuation firm to help determine the fair value of these securities.

We currently do not have a standing nominating committee, and the Board of Directors performs the functions of a nominating committee. We do not believe that we need a separate nominating committee at this time because members of our Board of Directors have the time and resources to perform the function of recommending nominees to the Board of Directors.

Nominees for the Board of Directors are selected and approved by a majority of the Board. In identifying potential nominees, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise. The members of the Board of Directors identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of Directors, c/o Chief Financial Officer, Yorke Capital Corporation, 222 S. Main Street, Suite 500, Salt Lake City, Utah 84101. All referrals will be compiled by the Chief Financial Officer and forwarded to the Board of Directors for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular banking or business qualifications, and such other information as the stockholder deems relevant to assist the Board of Directors in considering the individual’s potential service as a director.

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors may be made only (a) pursuant to our notice of the meeting, (b) by our Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. The purpose of requiring stockholders to give us advance notice of nominations is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election, they may have the effect of precluding a contest for the election of directors if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors without regard to whether consideration of such nominees might be harmful or beneficial to us and our stockholders.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers.

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the Board of Directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of our key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and our service providers.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company.  Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board.  We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Jensen serves as the chairman of our Board of Directors.  Mr. Jensen is not an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act.

Indemnification

Under the Maryland General Corporation Law and pursuant to our Articles of Incorporation and Bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors.  The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our Articles of Incorporation and Bylaws. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding.  The indemnification agreements also require us to procure liability insurance coverage for our officers and directors. In addition, each indemnification agreement further provides that the applicable provisions of our Articles of Incorporation and Bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

Compensation of Directors

Our directors who do not also serve in an executive officer capacity for us or YCM are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson, determined based on our NAV as of the end of each fiscal quarter. These directors will be Messrs. Jensen, Hessabi and Ritchie. Amounts payable under this arrangement will be determined and paid as follows:

Retainer Fee (paid quarterly in advance)	Meeting Fee (paid quarterly in arrears)	Chairman’s Fee (paid quarterly in arrears)	Committee Chair Fee (paid quarterly in arrears)
$19,200 per annum	$4,800 per annum1	$3,600 per annum	$2,400 per annum

1. The Meeting Fee assumes that the Board of Directors will meet twice per quarter. In cases where the Board of Directors meets more frequently than twice a quarter, the Meeting Fee is subject to increase.

Compensation of Executive Officers

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are officers of YCM or by individuals who were contracted by YCM to work on our behalf, pursuant to the terms of the Investment Advisory Agreement. The day-to-day investment operations and administration of our portfolio are managed by YCM. Mr. Daw currently serves as our Chief Executive Officer, Mr. Reeve serves as our Chief Compliance Officer and Mr. Anderson serves as our Chief Financial Officer.  In addition, we will reimburse YCM for our allocable portion of expenses that YCM incurs in performing its obligations under the administration agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the administration agreement.

The Investment Advisory Agreement provides that YCM and their respective officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by

YCM or such other person, and YCM and such other person shall be held harmless for any loss or liability suffered by us, if (i) YCM has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) YCM or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by YCM or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold YCM or such other person harmless is only recoverable out of our net assets and not from our shareholders.

PORTFOLIO MANAGEMENT

        The management of our investment portfolio will be the responsibility of YCM and its Board of Managers, which currently consists of Ronald W. Daw, who is currently our chief executive and a director, N. Dan Reeve, who is currently our Chief Compliance Office and a director of the Company, and Edward D. Ekstrom. For more information regarding the business experience of Messrs. Daw and Reeve, see “Management—Board of Directors and Executive Officers.” YCM’s Board of Managers must approve by a majority vote each new investment that we make.

The members of YCM’s Board of Managers are not employed by us, and will receive no compensation from us in connection with their portfolio management activities. However, through their financial interests in YCM, they will be entitled to a portion of any investment advisory fees paid by us to YCM.

The compensation of the officers of YCM includes an annual base salary, paid by YCM, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to YCM determined on the same basis as the annual bonus. In addition, the officers of YCM have equity interests in YCM and may receive distributions of profits in respect of those interests.

The directors, officers and other personnel of YCM may allocate their time between advising us and managing other investment activities and business activities in which they may be involved. Therefore, officers and personnel of YCM may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they are or may become involved.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of YCM’s Board of Managers, Messrs. Daw, Ekstrom and Reeve.

YCM is currently staffed with the members of the Board of Managers. See “Management — Board of Directors and Executive Officers.” In addition, YCM may retain additional investment personnel following the date we meet our minimum offering requirement, based upon its needs.

The table below shows the dollar range of shares of common stock beneficially owned as of [            ], 2014 by each member of the Board of Managers of YCM, based on the initial public offering price of $10.00 per share:

Name of Board of Managers Member	Title	Length of Service with Registrant	Dollar Range of Equity Securities in Yorke Capital Corporation(1)
Ronald W. Daw			$
Ed Ekstrom
N. Dan Reeve

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of YCM

The relationship between Yorke Capital Corporation and Yorke Capital Management is governed, in part, by an Investment Advisory and Administrative Services Agreement (the “Investment Advisory Agreement”), dated as of September 1,, 2014.  The Investment Advisory Agreement outlines the duties of YCM to the Company, the Company’s obligations to YCM, covenants of both parties, and provisions relating to indemnification, conflicts of interest, prohibited activities, and other provisions common to similar agreements.

The following summary of the terms and conditions of the Investment Advisory Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Investment Advisory Agreement attached as an exhibit to the registration statement of which this Prospectus is a part.

Management Services and Responsibilities

YCM has registered as an investment adviser under the Advisers Act and will serve as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, YCM has a fiduciary duty to act solely in the best interests of its clients. Currently the Company is YCM’s sole client.  As part of this duty, YCM has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, YCM may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. YCM is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our Board of Directors, YCM will oversee our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, YCM:
  determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
  determines what securities we will purchase, retain or sell;
  identifies, evaluates, negotiates and structures the investments we make; and
  executes, monitors and services the investments we make.
YCM will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. YCM’s services under the Investment Advisory Agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, YCM will perform certain administrative services under the Investment Advisory Agreement. See “Administrative Services.”

Advisory Fees

We will pay YCM a fee for its services under the Investment Advisory and Administrative Services Agreement consisting of two components—a base management fee and an incentive fee based on our performance. The cost of both the base management fee payable to YCM and any incentive fees it earns will ultimately be borne by our stockholders.

Base Management Fee

The Base Management Fee will be calculated at an annual rate of 2.0% of gross assets, payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of the most recently completed fiscal quarter. For purposes of calculating the Base Management fee, “gross assets” means the total value of all assets held by the

Company, including assets acquired by means of leverage. For purposes of calculating the Base Management Fee, YCM will calculate one hundred percent (100%) of the Company’s portfolio companies each quarter and an outside third party will value approximately twenty-five percent (25%) of the Company’s portfolio companies at the end of each fiscal quarter, so that during the course of the fiscal year each portfolio company will be given a new valuation and the new valuations of each quarter will be added to the three previous quarterly valuations to determine the Company’s gross assets.   Our Board of Directors will retain ultimate authority as to the appropriate valuation of each investment.  The Board will determine the appropriate valuation of each investment pursuant to a written valuation policy. In accordance with SEC rules, the Board will regularly review and evaluate the accuracy of such procedures. Base Management Fees for any partial quarter will be appropriately pro-rated.

Notwithstanding the foregoing, in reviewing our public offering price in connection with each monthly closing date, the Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof consider the following factors, among others:
  The NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;
  Our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the closing on and sale of our common stock; and
  The magnitude of the difference between (i) a value that our Board of Directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.
Incentive Fee

The incentive fee has two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and accrued on a monthly basis and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on our net assets for the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature. As a result, YCM will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, YCM will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 0.5% of our net assets, or 2.0% annually. This “catch-up” feature allows YCM to recoup the fees foregone as a result of the existence of the hurdle rate. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of our net assets, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to YCM under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount and zero coupon securities), accrued income that we have not yet received in cash. For example, if a debt investment is acquired for less than its face amount (i.e., its issue price is less than its stated redemption price at maturity), it will be deemed to include “original issue discount” for federal income tax purposes.  The acquisition of warrants in connection with a debt investment increases the likelihood that the debt investment will be deemed to include original issue discount.  If a debt investment has original issue discount, for federal income tax purposes we must include in income each year a portion of the original issue discount that accrues over the life of the debt investment, regardless of whether cash representing such income is received by us in the same taxable year.  Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The subordinated incentive fee on income will be accrued on a monthly basis. If the subordinated incentive fee on income accrued during the course of a quarter exceeds the hurdle rate, then any fee earned as determined in each monthly calculation of such subordinated incentive fee on income, will be reflected in our  NAV value to ensure that we do not sell shares below our NAV. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to YCM in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 2.0%, or the preferred return;

•	100% of the pre-incentive fee net investment income when the pre-incentive fee net investment income is greater than 2.0% but less than 2.5%;

•
20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized, when taking the hurdle rate and the catch-up fee together) is payable to YCM once the preferred return is reached.  Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation we pay to YCM to determine that the provisions of the Investment Advisory Agreement are carried out.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions
  Investment income (including interest, dividends, fees, etc.) = 1.25%
  Preferred return3 = 2.0%
  Base management fee4 = 0.5%
  Catch-up fee = 0.5%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)5 = 0.2%
  Pre-incentive fee net investment income (investment income - (base management fee + other expenses) = 0.55%
  Pre-incentive fee net investment income does not exceed the preferred return rate, therefore YCM is not due any catch-up fee, and there is no subordinated incentive fee on income payable

3 Represents 8.0% annualized preferred return.
4 Base management fee is calculated as follows and payable quarterly in arrears: 2.00%. Examples assume assets are equal to our net assets.
5 Excludes organizational and offering expenses.

Scenario 2

Assumptions
  Investment income (including interest, dividends, fees, etc.) = 3.5%
  Preferred return6 = 2.0%
  Base management fee7 = 0.5%
  Catch-up fee = 0.5%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)8 = 0.2%
  Pre-incentive fee net investment income (investment income - (base management fee + other expenses) = 2.8%
  Subordinated incentive fee on income = 20.0% × 2.8% = 0.56%
Pre-incentive fee net investment income exceeds the preferred return; therefore, the subordinated incentive fee on income is 0.64%.

Example 2: Incentive Fee on Capital Gains During Operations

Scenario 1

Assumptions
  Year 1:  $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
  Year 2:  Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
  Year 3:  FMV of Investment B determined to be $25 million
  Year 4:  Investment B sold for $31 million
The incentive fee on capital gains during operations would be:
  Year 1:  None
  Year 2:  Incentive fee on capital gains during operations of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)
  Year 3:  None — $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)
  Year 4:  Incentive fee on capital gains during operations of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains during operations taken in Year 2)
Scenario 2

Assumptions
  Year 1:  $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
  Year 2:  Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
  Year 3:  FMV of Investment B determined to be $27 million and Investment C sold for $30 million
  Year 4:  FMV of Investment B determined to be $35 million

6 Represents 8.0% annualized preferred return.
7 Base management fee is calculated as follows and payable quarterly in arrears: 2.00%. Examples assume assets are equal to our net assets.
8 Excludes organizational and offering expenses.

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•
Year 2:  $5 million incentive fee on capital gains during operations — 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•
Year 3:  $1.4 million incentive fee on capital gains during operations — $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains during operations received in Year 2

•	Year 4: None
•
Year 5:  None — $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains during operations paid in Year 2 and Year 3

The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the Investment Advisory Agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee will compensate YCM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating our NAV, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations, if any, incurred to finance our investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for the purchase and sale of our investments;

•	costs associated with our chief compliance officer; and

•
all other expenses incurred by YCM, including expenses incurred by YCM in performing administrative services for us and administrative personnel paid by YCM, to the extent they are not controlling persons of YCM or any of its affiliates, subject to the limitations included in the Investment Advisory Agreement.

Reimbursement of YCM for Administrative Services

We will reimburse YCM for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) YCM’s actual costs incurred in providing such services, or (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. YCM will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will compare the total amount paid to YCM for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

Reimbursement of YCM for Administrative Services

We will reimburse YCM for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) YCM’s actual costs incurred in providing such services, or (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. YCM will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our Board of Directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board of Directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board of Directors will compare the total amount paid to YCM for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

Duration and Termination

The Investment Advisory Agreement is effective as of September 1, 2014. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date that we meet the minimum offering requirement and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement.

The Investment Advisory Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Investment Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to YCM. If YCM wishes to voluntarily terminate the Investment Advisory Agreement, it must give us a minimum of 60 days’ notice prior to termination and is not required to pay any expenses associated with its termination. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our Investment Advisory Agreement may not be materially amended, nor may we engage in a merger or other reorganization with YCM. In addition, should we or YCM elect to terminate the Investment Advisory Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates. YCM may not terminate the investment sub-advisory agreement, provided such agreement is in place, without prior approval from our Board of Directors.

Prohibited Activities

Our Articles of Incorporation prohibits the following activities between us and YCM and its affiliates:
  We may not purchase or lease assets in which YCM or its affiliates has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;
  YCM and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our Articles of Incorporation;
  We may not lease assets to YCM or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;
  We may not make any loans to YCM or its affiliates except for the advancement of funds as permitted by our Articles of Incorporation;
  We may not acquire assets in exchange for our stock;
  We may not pay a commission or fee, either directly or indirectly to YCM or its affiliates, except as otherwise permitted by our Articles of Incorporation, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
  YCM and its affiliates may not charge duplicate fees to us; and
  YCM and its affiliates may not provide financing to us with a term in excess of 12 months. In connection with any such financing, YCM may not receive interest in excess of the lesser of its cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. YCM also may not receive a prepayment charge or penalty in connection with any such financing.
In addition, the Investment Advisory Agreement prohibits YCM and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. YCM and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. YCM and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

The Investment Advisory Agreement provides that YCM and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by YCM or such other person, nor will YCM or such other person be held harmless for any loss or liability suffered by us, unless: (1) YCM or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) YCM or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by YCM or such other person acting as our agent; and (4) the indemnification or agreement to hold YCM or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. We intend to secure a joint liability insurance policy with our affiliates, including YCM. We anticipate that the premiums for this policy will be allocated across those insured based on, among other things, the proportional share of the premium that we and our affiliates would pay had we purchased our policies separately and the asset base of each such entity. The independent directors of our Board of Directors must review and approve our allocation on an annual basis. As a result, YCM will bear the cost of its own liability insurance.

Organization of YCM

YCM is a Delaware limited liability company that has registered as an investment adviser under the Advisers Act. The principal address of YCM is, 222 S. Main Street, Suite 500, SLC, UT 84101.

Board Approval of the Investment Advisory and Sub-Advisory Agreements

Our Investment Advisory Agreement was approved by our Board of Directors and will become effective upon our satisfying the minimum offering requirement. Such approval was made in accordance with, and on the basis of an evaluation satisfactory to our Board of Directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

Based on the information reviewed and the discussion thereof, the Board of Directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.

A discussion regarding the basis for our Board of Directors’ approval of this agreement will be included in our first periodic report we file with the SEC following the commencement of this offering.

Any sub-advisory agreement entered into between YCM and any sub-advisor must be approved by our Board of Directors in the same manner as approval for Investment Advisory Agreement with YCM.

ADMINISTRATIVE SERVICES

Pursuant to the Investment Advisory Agreement, YCM will be reimbursed for administrative expenses it incurs on our behalf overseeing our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. YCM will also perform, or oversee the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, YCM will assist us in calculating our NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

We will reimburse YCM for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) YCM’s actual costs incurred in providing such services, or (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. YCM will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our Board of Directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board of Directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board of Directors will compare the total amount paid to YCM for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse YCM for any services for which it will receive a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of YCM.

YCM may not seek recoupment of administrative expenses if the Company’s distribution rate at time of recoupment is lower than the distribution rate made at the time the expenses were reimbursed. YCM’s fee may be waived for a period and later recouped so long as the Company’s distribution rate is not lower than the distribution rate made at the time the expenses were reimbursed. Any permissible recoupment may only occur, if at all, within three years after the amount subject to recoupment was reimbursed or waived. Such waivers and reimbursements may not be made for the purpose or effect of increasing the amount of the incentive fee to be paid by the Company to YCM.

For a discussion of the indemnification provisions in the Investment Advisory Agreement, see “Investment Advisory and Administrative Services Agreement—Indemnification.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an Investment Advisory Agreement with YCM. Pursuant to the Investment Advisory Agreement, we will pay YCM a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for a description of how the fees payable to YCM will be determined.

Our executive officers and certain of our directors, including Ronald W. Daw and N. Dan Reeve and members of the board, perform services for us on behalf of YCM and are also officers, Managers, and/or key professionals of YCM. These persons are permitted to pursue other business opportunities that may or may not be in conflict with our business objectives. In such case, YCM and its executive officers, directors, trustees, mangers, and/or key professionals will take reasonable steps to address any such conflict. Additionally, in the future, these persons and other affiliates of YCM may organize other mid-market company investment programs and acquire for their own account mid-market company investments that may be suitable for us. In addition, YCM may grant equity interests in their equity shares to certain management personnel performing services for YCM.

Prior to the occurrence of a liquidity event, all future transactions with affiliates of ours will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

Conflicts of interest between our operations and other activities of YCM and its affiliates and principals are expected to occur from time to time. YCM, in its sole judgment and discretion, will try to mitigate such potential adversity by the exercise of its business judgment in an attempt to fulfill its obligations. However, YCM has not developed, and does not expect to develop, any formal process for resolving conflicts of interest.

Competing Programs

Conflicts of interest between us and the various roles, activities and duties of YCM and its affiliates may occur from time to time. YCM, its officers and other affiliates may act as an advisor or general partner of other private or public entities, some of whom may have the same or a similar investment objective us. As a result, conflicts of interest between us and the other activities of YCM and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between the Company, YCM or their affiliates, is the result of arm’s-length negotiations. As a result, there may be conflicts between us, on the one hand, and YCM, including members of its management team, on the other, regarding the allocation of resources to the management of our day-to-day activities.

Further, the officers of YCM are involved or may become involved in other ventures, some of which may compete with us for investment opportunities, including certain affiliated funds or managed accounts, and may be incentivized to offer investment opportunities to such other ventures rather than to us which would make it more difficult to achieve our investment objectives.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with YCM in transactions originated by YCM or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside YCM or its affiliates in accordance with existing regulatory guidance and our allocation policy. Under existing regulatory guidance, we will be permitted to, and may co-invest in, syndicated deals and secondary loan market transactions where price is the only negotiated point.

We may seek exemptive relief from the SEC to engage in co-investment transactions with YCM and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief, if requested. Even if we receive exemptive relief, neither YCM nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we may co-invest alongside YCM or its affiliates only in accordance with existing regulatory guidance and our allocation policy.

Compensation Arrangements

The compensation we pay to YCM was not entered into on an arm’s-length basis with unaffiliated third parties. As a result, the form and amount of such compensation may be less favorable to us than might have been had the compensation been agreed to through arm’s-length transactions with unaffiliated parties.  See “Investment Advisory Agreement.”

Appraisal and Compensation

Our Articles of Incorporation provide that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Prohibited Activities

Our Articles of Incorporation prohibits certain activities between us and YCM. See “Investment Advisory Agreement — Prohibited Activities” for a description of activities that are prohibited by our Articles of Incorporation.

Subscription by YCM

Effective as of September 20, 2014, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, YCM committed to contribute an aggregate of approximately $100,000 to purchase 11,765 shares of common stock at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares.  Such commitment was funded in November, 2014.  YCM has agreed not to liquidate these shares for a period of at least six months following the completion of this offering. After the Company meets the minimum offering requirement, YCM will become entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company, up to 1.5% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses (not including the sales load) and any future organization and offering expenses incurred and/or paid by YCM have been recovered.

Concurrent Private Offering

We intend to conduct a private placement of shares of our common stock pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder to investors who meet the definition of both “Qualified Clients,” as defined in 17 CFR 275.205-3(d) and “Accredited Investors,” as defined in Regulation D. We expect to issue up to 29,411,764 shares in the private placement at $8.50 per share, which represents the initial public offering price of $10.00 per share and a discount of $1.50 per share to account for the restrictions placed on those shares, for a maximum of up to approximately $250,000,000 of gross offering proceeds. None of the shares acquired in the private placement will be accompanied by registration rights. The final closing of the private placement shall occur on or before March 31, 2015. However, the Company may extend this deadline in its discretion, but in no event shall the Final Closing occur later than June 30, 2015.  As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of at least $1 million, plus the proceeds received in the private placement and capital contribution by YCM.  The Company intends to deploy funds raised in the private offering as soon as practicable.  Accordingly, the Company may make investments in LMM Companies prior to the commencement of the public offering. As of October 1, 2014 the Company has not made any investments.

As of the date of this Prospectus, none of the independent directors, or any of their immediate family members, participated in any transaction or series of transactions during the two most recently completed fiscal years with any of the following: the Company; any officer of the Company; an investment company having the same investment adviser or principal underwriter as the Company, or having an investment adviser or principal underwriter that controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Company; an officer of any of the entities in the previous clause; investment adviser or principal underwriter of the Company; or an officer of an investment adviser or principal underwriter of the Company or anyone controlling, controlled by, or under common control with any of the preceding entities or individuals.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. However, prior to the completion of this offering, YCM may be deemed to control us. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:
  each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
  each of our directors and each executive officer; and
  all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise stated, the address for the person listed in the table below is c/o Yorke Capital Management, 222 S. Main St., Suite 500, Salt Lake City, UT 84101.

Shares Beneficially Owned as of [ ], 2014

Name	Number of Shares	Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased
Beneficial Owners of More than 5%:
YCM

Directors and Executive Officers:
Ronald W. Daw
N. Dan Reeve
James Jensen
Fred F. Hessabi
Bryan Ritchie
David M. Anderson
All Officers and Directors as a Group (6 Persons)

REGULATION

We intend to elect to be regulated as a business development company (“BDC”) under the 1940 Act. BDCs are closed-end funds that are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliate, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC without the approval of a “majority of our outstanding voting securities,” within the meaning of the 1940 Act.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

        We will generally not be able to issue and sell our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below our NAV per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below NAV per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with YCM in transactions originated by YCM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside YCM or their affiliates in accordance with existing regulatory guidance and the allocation policies of YCM and their affiliates, as applicable. We have not applied for an exemptive order from the SEC and, if we apply, there can be no assurance that we will be able to obtain such exemptive relief. However, we will be permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”). We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our shareholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without shareholder approval.

Qualifying assets. Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to herein as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (the “70% test”). The principal categories of qualifying assets relevant to our business are any of the following:

1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An Eligible Portfolio Company is defined in the 1940 Act as any issuer which:

(a)      is organized under the laws of, and has its principal place of business in, the United States;
(b)      is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)      satisfies any of the following:
(1)      does not have any class of securities listed on a national securities exchange;
(2)      is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;
(3)      is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or
(4)      has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million during the 60 days prior to acquisition by the BDC.

2.	Securities of any Eligible Portfolio Company which we control.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the Eligible Portfolio Company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (i) through (iv) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, certificates of deposit, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in 1, 2 or 3above.

Managerial assistance to portfolio companies. In general, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if requested to, provides significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Senior securities. We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

We do not intend to borrow funds in the foreseeable future to finance the purchase of our investment in portfolio companies. However, in the event we do borrow funds to make investments, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser will be borne by our common stockholders.

Proxy voting policies and procedures. We have delegated our proxy voting responsibility to YCM. The proxy voting policies and procedures of YCM are set forth below. The guidelines are reviewed periodically by YCM and our non-interested directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, YCM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of YCM are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

YCM will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although YCM will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of YCM are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how YCM intends to vote on a proposal in order to reduce any attempted influence from interested parties.

        Stockholders may obtain information regarding how we vote proxies with respect to our portfolio securities without charge by making a written request for proxy voting information to: Chief Compliance Officer, Yorke Capital Corporation, 222 S Main St. #500, Salt Lake City, UT 84101. Information regarding how YCM voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website www.yorkecap.com, and the SEC’s website at http://www.sec.gov.

Temporary investments.  Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, certificates of deposit, U.S. government securities or high-quality debt securities maturing in one year or less, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or we may invest in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests (See “Material U.S. Federal Income Tax Considerations” on page 135 for a complete explanation of the term “Diversification Tests”) in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. YCM will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Code of ethics. We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the SEC’s website at www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549. You may also obtain a copy of our code of ethics on our website at www.yorkecap.com.

Compliance policies and procedures. We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.  N. Dan Reeve serves as our Chief Compliance Officer.

The Sarbanes-Oxley Act. We will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
Pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting and, once our public float exceeds $75 million, must obtain an audit of the effectiveness of internal controls over financial reporting performed by our independent registered public accounting firm;

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily comply with Section 404(b) of the Sarbanes-Oxley Act, and will engage our independent registered public accounting firm to audit our internal control over financial reporting.

Privacy principles. We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other. We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

DETERMINATION OF NET ASSET VALUE

We measure the value of our investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or "ASC Topic 820," issued by the Financial Accounting Standards Board, or "FASB." Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        Our Valuation Committee, which is comprised only of independent members of our Board, is also responsible for assisting our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, our Board, with the assistance of our investment adviser and its senior investment team and independent valuation agents, is responsible for determining in good faith the fair value in accordance with the valuation policy approved by our Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. We consider a range of fair values based upon the valuation techniques utilized and select the value within that range that was most representative of fair value based on current market conditions as well as other factors our Adviser's senior investment team considers relevant. Our Board makes this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

        Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

       As noted earlier, an outside third party will value approximately 25% of the Company’s portfolio each financial quarter, so that during the course of the fiscal year each portfolio company will be given an independent valuation. YCM will value the remaining 75% of the Company’s portfolio each quarter.  The Board will review and approve in advance the valuation methodology of any third party pricing service it uses. Through our Valuation Committee, our Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. The Valuation Committee will determine the appropriate valuation of each investment pursuant to a written valuation policy, a summary of which follows this paragraph. In accordance with SEC rules, the Board will regularly review and evaluate the historical accuracy of its fair value methodologies.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our Board of Directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our Board of Directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our Board of Directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our Board of Directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

If we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, our Board of Directors will allocate the cost basis in the investment between the debt securities and any such warrants or other equity-linked securities received at the time of origination. Our Board of Directors will subsequently value these warrants or other equity-linked securities received at fair value.

The fair values of our investments will be determined in good faith by our Board of Directors. Our Board of Directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end provided by independent third-party pricing services and screened for validity by such services. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee will utilize an independent third-party valuation service to value such investments.

We will periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value. Our valuation committee and Board of Directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

The Company will accrue as a liability each time it calculates NAV the amount by which it may owe the investment adviser for the income incentive fee and the capital gains incentive fee, the latter being based on the amount of unrealized and realized capital appreciation and will recognize the related expense.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio investments. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our Board of Directors will undertake a multi-step valuation process each quarter, as described below:

  Our quarterly valuation process begins with each portfolio company or investment being initially valued by our Adviser's professionals that are responsible for the portfolio investment.
  Preliminary valuation conclusions are then documented and discussed with our Adviser.
  Our Valuation Committee then reviews these preliminary valuations.
  At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
  Our Board then discusses valuations and determines the fair value of each investment.
  An independent valuation firm will provide a value for any Portfolio Company should the Board determine that a Material Event has occurred in the applicable quarter.   For purposes of this paragraph, a “Material Event” shall mean, but not be limited to, any material refinancing, merger, sale of all or substantially all of the Portfolio Company’s assets, a change of control transaction, acquisition of another company, or any lawsuit that could result in a material adverse effect to the Portfolio Company.
  In addition, an independent valuation firm will provide a value for any Portfolio Company whose value is determined by the Board to have increased or decreased by 20% or more in any given fiscal quarter.
Determinations in Connection With Offerings

We sell our shares on a continuous basis at a current public offering price established by our Board of Directors or a committee thereof. We are prohibited under the 1940 Act from selling our shares of common stock at a public offering price, after deducting selling commissions and dealer manager fees, that is below our NAV per share. In connection with each monthly closing, we intend to ensure that our offering price is not more than 2.5% above NAV. Should the NAV fall outside of this range, we will adjust the public offering price accordingly.

In reviewing our public offering price in connection with each closing date, the Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof consider the following factors, among others:
  The NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;
  Our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the closing on and sale of our common stock; and
  the magnitude of the difference between (i) a value that our Board of Directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.
This requires that the Board of Directors or a committee thereof determine that we are not selling shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV at the time in which the sale of shares is made. Moreover, to the extent that there is even a remote possibility that we may issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV of our common stock at the time at which the sale is made, our Board of Directors or committee thereof will elect to either: (i) postpone the offering until such time that there is no longer the possibility of the occurrence of such event, or (ii) undertake to determine the NAV of our common stock within two days prior to any such sale to ensure that such sale will not, after deducting selling commissions and dealer manager fees, be below our then-current NAV.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

DISTRIBUTION REINVESTMENT PLAN

Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize, declare, and pay cash distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met.

Except for residents of New Jersey, we have adopted a Distribution Reinvestment Plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our Distribution Reinvestment Plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.  Reinvested distributions increases the Company’s gross assets on which a management fee and incentive fee are payable to YCM. We expect to coordinate dividend payment dates so that the same price that is used for the monthly closing date immediately following such dividend payment date will be used to calculate the purchase price for purchasers under the Distribution Reinvestment Plan until this offering concludes. Until this offering concludes, your reinvested dividends will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the monthly closing immediately following the distribution payment date.  For example, if the purchase price is $10.00, then the price is 95% of $10.00, or $9.50 per share with proceeds of $9.50 to us. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the NAV per share. Common stock issued pursuant to our distribution reinvestment plan will have the same voting rights as common stock offered pursuant to this prospectus. Any distributions of our common stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

Residents of New Jersey may elect to have their entire distribution reinvested in shares of additional stock by notifying Phoenix American Financial Services, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders.

After conclusion of this offering and until our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the NAV per share of our common stock as most recently determined by our Board of Directors on or prior to the valuation date for such distribution. If and when our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on a national securities exchange, if our shares are listed thereon, or the OTC Markets on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on a national exchange or the OTC Markets, as applicable, or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices.

No action will be required on the part of a registered stockholder to have his, her or its cash distribution reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary will be able to receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV. However, we will reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange or quotation system on which our shares are then listed or quoted or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Material U.S. Federal Income Tax Considerations.”

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the transaction request form located at the bottom of your statement and sending it to the plan.

All correspondence concerning the plan should be directed to Yorke Capital Corporation, Investor Relations Department, by mail at [ ] or by telephone at (800) xxx-xxxx.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to this registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the reinvestment agent or by contacting Yorke Capital Management, Investor Relations Department, by mail at [ ] or by telephone at (800) xxx-xxxx.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our Articles of Incorporation and Bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our Articles of Incorporation and Bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Stock
Our authorized capital consists of 250,000,000 shares of stock, par value $0.001 per share, of which 200,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop unless and until our shares are accepted for listing or quotation on a national exchange or the OTC Markets. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.
Set forth below is a chart describing the classes of our securities outstanding as of [ ], 2014:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock

Common Stock

Under the terms of our Articles of Incorporation, all shares of our common stock will have equal rights as to voting, dividends, and liquidation. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except as may be provided by our Board of Directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our shares of common stock are not subject to any mandatory redemption obligations by us. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our Board of Directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our Articles of Incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The Board of Directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be; and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

         Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our Articles of Incorporation contains a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our Articles of Incorporation does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a benefit or profit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our Articles of Incorporation and Bylaws obligate us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) YCM or any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to the extent that such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, our Articles of Incorporation prohibits us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, YCM and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is YCM, any of its affiliates, or any officer of the Company, YCM or an affiliate of YCM, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, YCM or an affiliate of YCM); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

The Investment Advisory Agreement provides that YCM and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by YCM or such other person, nor will YCM or such other person be held harmless for any loss or liability suffered by us, unless: (1) YCM or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) YCM or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by YCM or such other person acting as our agent; and (4) the indemnification or agreement to hold YCM or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our charter and bylaws provide that the number of directors generally may not be less than three or more than twelve. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

Under the mandatory provisions of the MGCL, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We will have have or currently have a total of five members on our board of directors, three of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. In addition, our Articles of Incorporation and Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our Articles of Incorporation, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including our dissolution, a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our Articles of Incorporation to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our Articles of Incorporation and Bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Our Articles of Incorporation provides that approval by a majority of our stockholders is needed for the following actions:
  amendment of the Investment Advisory Agreement;
  removal of YCM and election of a new investment adviser;
  dissolution of Yorke Capital Corporation;
  approval or disapproval of the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course Yorke Capital Corporation’s business; and
  approval of a merger or any other reorganization of Yorke Capital Corporation.
Without the approval of a majority of our stockholders, YCM may not:
  amend the Investment Advisory Agreement except for amendments that would not adversely affect the interests of our stockholders;
  voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;
  appoint a new investment adviser;
  sell all or substantially all of our assets; and
  approve a merger or any other reorganization of Yorke Capital Corporation.
No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our Articles of Incorporation provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions—Appraisal and Compensation.”

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

  one-tenth or more but less than one-third;
  one-third or more but less than a majority; or
  a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our Bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations
Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our Board of Directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, our Board of Directors may, by electing into applicable statutory provisions and notwithstanding our Articles of Incorporation or Bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•
provide that all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

         In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our Articles of Incorporation, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on our Board of Directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our Articles of Incorporation and Bylaws, the law would permit our Board of Directors to override further changes to our Articles of Incorporation or Bylaws.

Conflict with 1940 Act

Our Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Articles of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

 In accordance with the requirements of the Securities Exchange Act of 1934, we will file our quarterly report on Form 10-Q with the Commission via the Edgar System within 45 days after the end of each fiscal quarter, and will file our annual report on Form 10-K with the Commission via the Edgar System within 90 days after the end of each fiscal year.  In addition, we will distribute all reports as required by Maryland law. These reports will also be available on our website at www.yorkecap.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

        On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;
  A corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
  A trust if: a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all decisions of such trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source
A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a Regulated Investment Company.

We intend to elect, as soon as practicable, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company. For any taxable year in which we:
  Qualify as a RIC; and
  Satisfy the Annual Distribution Requirement;

We generally will not be subject to federal income tax on the portion of our investment company taxable income and realized net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to stockholders with respect to that year. We will be subject to United States federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of our capital gains for the 1-year period ending October 31 in that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify and continue to qualify as a RIC for federal income tax purpose, we must, among other things:

  Continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
  Have in effect at all times during each taxable year an election to be regulated as a BDC under the 1940 Act;
  Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain  “qualified publicly traded limited partnership,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and
  Diversify our holdings so that at the end of each quarter of the taxable year:
o
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

o
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such increasing interest rates or debt instruments that were acquired for less than their face value, such as may occur when a debt instrument is issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

We intend to invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We have adopted a distribution reinvestment plan through which a stockholder may elect to receive distributions in the form of additional shares of our common stock, see “Distribution Reinvestment Plan.” Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. stockholders.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to Non-U.S. stockholders in taxable years beginning before January 1, 2014, no withholding is required and the distributions generally are not subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years of RICs beginning on or after January 1, 2014. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or such Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective January 1, 2014, we will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to qualify as a Regulated Investment Company.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 of our shares. Additional purchases must be in increments of $500. We will not sell any shares unless we raise gross offering proceeds of $1 million, all of which must be from persons who are not affiliated with us or YCM, by one year from the date of this prospectus.

Effective as of September 20, 2014, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, YCM committed to contribute an aggregate of approximately $100,000 to purchase 11,765 shares of common stock at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares. Such commitment was funded in November, 2014.  YCM has agreed not to liquidate these shares for a period of at least six months following the completion of this offering. After the Company meets the minimum offering requirement, YCM will become entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company, up to 1.5% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses (not including the sales load) and any future organization and offering expenses incurred and/or paid by YCM have been recovered.

We intend to conduct a private placement of shares of our common stock pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder to investors who meet the definition of both “Qualified Clients,” as defined in 17 CFR 275.205-3(d) and “Accredited Investors,” as defined in Regulation D. We expect to issue up to 29,411,764 shares in the private placement at $8.50 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees and a discount of $.50 per share to account for the restrictions placed on those shares, for a maximum of up to approximately $250,000,000 of gross offering proceeds. None of the shares acquired in the private placement will be accompanied by registration rights. The final closing of the private placement shall occur on or before March 31, 2015. However, the Company may extend this deadline in its discretion, but in no event shall the Final Closing occur later than June 30, 2015.  As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of at least $1 million, plus the proceeds received in the private placement and capital contribution by YCM.  The Company intends to deploy funds raised in the private offering as soon as practicable.  Accordingly, the Company may make investments in LMM Companies prior to the commencement of the public offering. As of October 1, 2014 the Company has not made any investments.

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon satisfying the minimum offering requirement, funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable, but in no event later than 15 days after such release. The dealer manager will notify the network of selected broker-dealers once the minimum offering requirement has been attained. The selected broker-dealers will, in turn, notify the registered representatives who obtain subscription documents from investors.

The dates on which we will accept subscriptions will be the first business day of each month. Common stock issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our monthly closing in a calendar month or quarter, as the case may be.

Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at monthly closings at an initial offering price of $10.00 per share; however, to the extent that our NAV increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our NAV per share. In the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our NAV per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.yorkecap.com.

A decline in our NAV per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our management, reasonably and in good faith determines that the decline in NAV per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) NAV per share decreases to more than 2.5% below our current net offering price and (ii) our Board of Directors believes that such decrease in NAV per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than 2.5% above our NAV per share. If our Board of Directors determines that the decline in our NAV per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the NAV per share of greater than 2.5%.

To purchase common stock in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. Prior to our meeting the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for Yorke Capital Corporation.” Subsequent to our meeting the minimum offering requirement, you should make your check payable to “Yorke Capital Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part, for any or no reason. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account.

We sell our shares at a current public offering price established by our Board of Directors or a committee thereof. We are prohibited under the 1940 Act from selling our shares of common stock at a public offering price, after deducting selling commissions and dealer manager fees, that is below our NAV per share. In connection with each monthly closing, we intend to ensure that our offering price is not more than 2.5% above NAV. Should the NAV fall outside of this range, we will adjust the public offering price accordingly.

In reviewing our public offering price in connection with each  monthly closing date, the Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof consider the following factors, among others:

  The NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;
  Our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the closing on and sale of our common stock; and
  the magnitude of the difference between (i) a value that our Board of Directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.
       This requires that the Board of Directors or a committee thereof determine that we are not selling shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV at the time in which the sale of shares is made. Moreover, to the extent that there is even a remote possibility that we may issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV of our common stock at the time at which the sale is made, our Board of Directors or committee thereof will elect to either: (i) postpone the offering until such time that there is no longer the possibility of the occurrence of such event, or (ii) undertake to determine the NAV of our common stock within two days prior to any such sale to ensure that such sale will not, after deducting selling commissions and dealer manager fees, be below our then-current NAV.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

The dealer manager and selected broker-dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the dealer manager and selected broker-dealers as an alternative to paper copies when possible. As a result, if the dealer manager or a selected broker-dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If the dealer manager or a selected broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to the dealer manager or the selected broker-dealer.

Monthly Pricing Procedures

In connection with monthly closing on the sale of common stock offered on a continuous basis, the Board of Directors or a committee thereof will make a determination, no later than forty-eight (48) hours prior to the time that each monthly closing and sale is made, that the offering price per share for such common stock, after deduction of selling commissions and dealer manager fees, is not below our then-current NAV per share. For additional information regarding the monthly pricing procedures, please refer to “Determination of Net Asset Value.”

About the Dealer Manager

The dealer manager is Orchard Securities, LLC.  Orchard’s principal business address is 170 Interstate Plaza, Suite 320, Lehi, Utah 84043.The dealer manager was formed in 2005. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, Inc. (f/k/a National Association of Securities Dealers, Inc.), or FINRA, on March 29, 2005. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the common stock offered pursuant to this prospectus. For additional information about the dealer manager, see “Certain Relationships and Related Party Transactions.”

Compensation of the Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager will receive selling commissions of up to 7.0% of the gross proceeds of shares sold in this offering. The dealer manager will also receive a dealer manager fee of up to 2.0% of the gross offering proceeds as compensation for acting as the dealer manager, as well as a 1.0% non-accountable marketing and due diligence fee. The dealer manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares, except to a registered broker-dealer or other properly licensed agent for selling or distributing our shares of common stock. We intend to conduct a private placement transaction of our shares with certain members of our Board of Directors and individuals and entities affiliated with YCM. With respect to those shares purchased by certain affiliates of our dealer manager, FINRA considers the difference between the per share purchase price of shares sold in the private placement and the initial per share purchase price upon effectiveness of this offering to be underwriting compensation. All forms of underwriting compensation payable to members of FINRA may not exceed 10% of our gross offering proceeds.

The dealer manager authorizes other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may re-allow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 2% dealer manager fee will be determined by the dealer manager in its sole discretion.

In addition to the payment of selling commissions and dealer manager fees, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses based upon an itemized and detailed invoice. We expect to reimburse approximately 1.0% of the gross offering proceeds for accountable due diligence expenses which are included as part of the reimbursement of organization and offering expenses in an amount up to 1.5% of the gross offering proceeds.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation from whatever source payable to members of FINRA participating in our offering may not exceed 10% of our gross offering proceeds (excluding proceeds received in connection with the issuance of shares through our distribution reinvestment program). In addition, although our Articles of Incorporation permits us to pay reasonable fees and expenses in connection with our continuous public offering, including selling commissions and dealer manager fees, in an amount not to exceed 18% of gross offering proceeds, we have further limited such fees pursuant to the Investment Advisory Agreement to 15% of gross offering proceeds. To the extent permitted by law and our Articles of Incorporation, we have agreed to indemnify selected broker-dealers and the dealer manager, against certain liabilities, including certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The selected broker-dealers participating in the offering of our common stock are not obligated to obtain any subscriptions on our behalf and we cannot assure you that any common stock will be sold.

Our executive officers and directors and their immediate family members, as well as officers and employees of YCM and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our Articles of Incorporation, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales to employees of selected broker-dealers, sales made by certain selected dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as trustees or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, the dealer manager will serve as the broker-dealer of record and may be entitled to selling commissions and dealer manager fees. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. YCM and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

Share Distribution Channels

       We expect the dealer manager to use multiple distribution channels to sell our shares. These channels may have different or no selling commissions, and consequently, a different purchase price for the shares.

We also expect to deliver our shares through independent investment advisers (both affiliated and unaffiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

Where and only as required, we anticipate offering volume discounts to investors who purchase the minimum required amount of our shares through the same selected broker-dealer in our offering.
Generally, to qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.
  To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount
o	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

o	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

o	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

o	all commingled trust funds maintained by a given bank.

In the event that a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only common stock purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

Other Discounts

The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our common stock. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:
  investor sales promotion brochures;
  cover letters transmitting the prospectus;
  brochures containing a summary description of this offering;
  fact sheets describing the general nature of the Company and our investment objective;
  asset flyers describing our recent investments;
  broker updates;
  online investor presentations;
  third-party article reprints;
  website material;
  electronic media presentations; and
  client seminars and seminar advertisements and invitations.
All of the foregoing material will be prepared by YCM or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.  By including such quotes, the Company does not, and is not permitted to disclaim any responsibility for the accuracy of any information contained in such quotes.  Additionally, the Company intends to cite any authorship and/or authority related to such quotes.

We are offering shares in this offering only by means of this prospectus. Although the information contained in supplemental sales materials prepared by us will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials, including any third-party reprints, do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors that are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of shares of our common stock under the registration statement of which this prospectus is a part.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for shareholders to sell shares. As a result, we have established suitability standards that require investors to have either (i) a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation, including the risk that the potential investor may lose such investor’s entire investment; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the lack of liquidity of the shares, (c) the restrictions on transferability of the shares, (d) the background and qualifications of YCM and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama — Investors must have a net worth of at least 10 times their investment in us and other similar programs.

California — In addition to the suitability standards noted above, an investor in the State of California must limit his or her investment in us to 10% of his or her net worth (excluding home, home furnishings and automobiles).

Iowa — In addition to the suitability standards noted above, an investor in the State of Iowa must have either (i) a net worth of $100,000 and annual gross income of $100,000, or (ii) a net worth of $350,000. Additionally, an investor in the State of Iowa must limit his or her investment in us to 10% of his or her liquid net worth.

Kansas — It is recommended by the Office of the Securities Commissioner of Kansas that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded BDCs.

Kentucky — Investors who reside in the State of Kentucky must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000, or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine — The Maine Office of Securities recommends that a Maine investor’s aggregate investment in this offering and similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — It is recommended by the Massachusetts Securities Division that Massachusetts investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded BDCs.

Nebraska — Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) investor will not invest more than 10% of its net worth in the Company.

New Jersey — Investors who reside in the State of New Jersey must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000, or (ii) liquid net worth of $300,000. Additionally, a New Jersey investor’s total investment in us and other non-traded BDCs shall not exceed 10% of his or her liquid net worth.

New Mexico — In addition to the suitability standards noted above, an investor in the State of New Mexico must limit his or her investment in us and other non-traded BDCs to 10% of his or her liquid net worth.

North Dakota — Our shares will only be sold to residents of North Dakota representing that they have a net worth of at least ten times their investment in us and our affiliates and that they meet one of the established net income/net worth or net worth suitability standards.

Ohio—In addition to the suitability standards noted above, an investor who resides in the state of Ohio must limit his or her investment in us and other non-traded BDCs to 10% of his or her liquid net worth.

Oklahoma — In addition to the suitability standards noted above,  the state of Oklahoma requires that each Oklahoma investor limit his or her investment in shares of our common stock to a maximum of 10% of his or her net worth (excluding home, home furnishings and automobiles).

Oregon — In addition to the suitability standards noted above, an investor in the State of Oregon must limit his or her investment in us to 10% of his or her liquid net worth.

Tennessee — Investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $85,000 and a minimum net worth of $85,000, or (ii) a minimum net worth of $350,000 exclusive of home, home furnishings and automobiles. In addition, Tennessee residents’ investments must not exceed 10% of their liquid net worth.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. “Liquid net worth” is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Those selling shares on our behalf and selected broker-dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, your selected broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

  meet the minimum income and net worth standards established in your state;
  can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;
  are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and
  have an apparent understanding of or are familiar with, as applicable, the following:
o	the fundamental risks of your investment;

o	the lack of liquidity of your shares;

o	the restrictions on transferability of your shares;

o	the background and qualification of YCM; and

o	the tax consequences of your investment.

         In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

HOW TO SUBSCRIBE

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:
  Read this entire prospectus and any appendices and supplements accompanying this prospectus.
  Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.
  Deliver a check for the full purchase price of the shares of our common stock being subscribed for, along with the completed subscription agreement, to the selected broker-dealer or registered investment advisor. Prior to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for Yorke Capital Corporation.” Subsequent to satisfying the minimum offering requirement, you should make your check payable to “Yorke Capital Corporation.” The initial minimum permitted purchase is $5,000. After you have satisfied the applicable minimum purchase requirement, additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.
  By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.
Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares of our common stock.

LIQUIDITY STRATEGY

We presently intend to list our shares on a national exchange within thirty-six (36) months of satisfying the minimum offering, but no sooner than twelve (12) months following satisfaction of the minimum offering.  However, we cannot provide any assurance that we will be successful in obtaining a listing of our shares on a national exchange in the manner or within the timeframe we propose, if at all.  Specifically, we may fail to meet the applicable standards for listing on a national exchange, as a result of insufficient assets, revenue, net income or record holders, among other things.  In the event we do not qualify for, or are unable to obtain, a listing on a national exchange within our proposed timeframe, we may, but are not required, instead to seek have our shares quoted on the Over-the-Counter Bulletin Board, or “OTC Markets,” until such time as we are able to obtain a listing on a national exchange for our shares.  Although we anticipate meeting the requirements to have our shares quoted on the OTC Markets within six months of completion of this offering, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all.  Securities traded on the OTC Markets also generally have a less liquid market than those traded on national securities exchanges.  In addition, our Board of Directors retains the discretion to postpone a listing on a national exchange or may forgo listing on the OTC Markets altogether if it determines that such a listing is not in our best interests or the best interests of our stockholders, though we would expect a postponement to list on a national exchange to occur only in the event of extraordinary market or economic turmoil.  As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on a national exchange or the OTC Markets.  In addition, we can provide you with no assurance that, even if our shares are listed on a national exchange or the OTC Markets, an active trading market for our shares will develop.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by  [_________]. The address of the custodian is: [_____________].  Phoenix American Financial Services, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 2401 Kerner Boulevard, San Rafael, California 94901 and its telephone number is 866-895-5050.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we intend generally to acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, YCM is primarily responsible for the execution of the publicly traded-securities portion of our portfolio transactions and the allocation of brokerage commissions. YCM does not plan to execute transactions through any particular broker or dealer, but plans to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While YCM generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, YCM may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if YCM determines in good faith that such commission is reasonable in relation to the services provided.

As of the date of this Prospectus, we had not paid any brokerage commissions.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Kirton McConkie, PC, Salt Lake City, Utah.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The June 30, 2014 financial statements appearing in this prospectus and registration statement have been audited, and the September 30, 2014 financial statements appearing in this prospectus and registration statement have been reviewed by McGladrey LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, Illinois 60606, as stated in their report appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our Articles of Incorporation; (ii) our Bylaws; (iii) minutes of the proceedings of our stockholders; (iv) annual statements of affairs; and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our Board of Directors.

        We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least quarterly to reflect changes in the information contained therein. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

SHAREHOLDER PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Yorke Capital Corporation. This notice supersedes any other privacy notice you may have received from Yorke Capital Corporation.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

  Authorized Employees of YCM. It is our policy that only authorized officers and employees of YCM and its affiliates who need to know your personal information will have access to it.
  Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
  Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

REPORT OF INDENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Yorke Capital Corporation

We have audited the accompanying balance sheet of Yorke Capital Corporation (the “Company”) as of June 30, 2014, and the related statements of operations and changes in shareholder’s deficit (net assets (deficit)) for the period November 6, 2013 (Inception) to June 30, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Yorke Capital Corporation as of June 30, 2014, and the results of its operations for the period November 6, 2013 (Inception) to June 30, 2014, in conformity with generally accepted accounting principles in the United States of America.

/s/ McGladrey LLP

Chicago, Illinois
December 17, 2014

Yorke Capital Corporation
Balance Sheets
June 30, 2014
June 30, 2014
ASSETS
Cash	$8,590
Total Assets	8,590

LIABILITIES AND SHAREHOLDER’S EQUITY (NET ASSETS)

LIABILITIES
Due to Investment Advisor	13,800
Total Liabilities	13,800

Commitments and contingencies ($461,225) - See Note 1

SHAREHOLDER’S EQUITY (NET ASSETS)

Common stock, 250,000,000 shares authorized, 1,111 and 0 shares issued and outstanding, par value of $0.001	1
Additional paid-in capital	9,999
Offering costs	(1,310)
Accumulated loss	(13,900)
Total Shareholder’s Equity (Net Assets)	(5,210)
Total Liabilities and Shareholder’s Equity (Net Assets)	$8,590
Net Asset Value Per Share	$(4.69)

See Notes to Financial Statements.

Yorke Capital Corporation
STATEMENT OF OPERATIONS For the period from November 6, 2013 (Inception) to June 30, 2014

Operating Expenses
Professional fees	$13,800
Other operating expenses	100
Net decrease in assets resulting from operations	$13,900
Per share information – basic and diluted
Net decrease in net assets resulting from operations	$(12.51)
Weighted average shares outstanding	1,111

See Notes to Financial Statements.

Yorke Capital Corporation
STATEMENT OF CHANGES IN SHAREHOLDER’S DEFICIT (NET ASSETS (DEFICIT))
For the period from November 6, 2013 (Inception) to June 30, 2014

Operations
Net decrease in net assets resulting from operations	$(13,900)
Capital share transactions
Issuance of Common Stock	10,000
Offering costs	(1,310)
Net increase in net assets resulting from capital share transactions	8,690
Total decrease in net assets	(5,210)
Net assets at beginning of period	--
Net deficit at end of period	$(5,210)

See Notes to Financial Statements

Yorke Capital Corporation

Notes to Financial Statements

1. Nature of Operations and Significant Accounting Policies

Nature of operations: Yorke Capital Corporation (the “Company”) was formed on November 6, 2013 to act as an externally-managed, closed-end, non-diversified investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to provide lower middle market companies (“LMM Companies”) that are focused on technology-enabled services, IT infrastructure and related industries with much needed growth capital.  We intend to do so by (i) infusing growth capital into such LMM Companies in order to maximize capital appreciation and gains, while (ii) maintaining current income through the use of loan facilities to LMM Companies, which will primarily consist of senior secured loans. The Company will be managed by Yorke Capital Management, LLC (“YCM”), a Registered Investment Advisor.

As of June 30, 2014, the Company has not yet begun trading operations. All of the outstanding shares are owned by YCM.

A summary of the Company’s significant accounting policies follows:

Basis of presentation: The accompanying financial statements have been prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). In the opinion of management, the financial statements reflect all adjustments and reclassifications that are necessary for fair presentation of the financial statements as of June 30, 2014 and for the period then ended.

Use of estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Statement of cash flows:  The Company has elected not to provide a statement of cash flows as permitted by FASB ASC 230, Statement of Cash Flows.  As of and for the period ended June 30, 2014, the Company held no investments, the Company carried no debt and the Company’s financial statements include a statement of changes in net assets.

Income taxes: The Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Uncertainty in income taxes:  Income tax guidance within GAAP provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. GAAP requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine when the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain tax positions at June 30, 2014.

Organizational costs: Organizational costs include, among other things, the cost of incorporating, including legal fees related to the creation and organization of the Company and its related documents of organization.  These costs are expensed as the company raises proceeds. After the Company meets the minimum offering requirement, which is $1 million, the Adviser and certain of its affiliates will become entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs and any future offering or organization costs incurred have been recovered.  The Company has incurred and paid directly $100 of organizational costs during the period from November 6, 2013 (Inception) to June 30, 2014 and has recorded the amount as an expense.  For the period from November 6, 2013 (Inception) to June 30, 2014, the Advisor incurred and paid organization costs of $58,618 on behalf of the Company. As the minimum offering requirement has not been met the Company has not recorded any organizational expense related to such amounts incurred by YCM.

Offering costs:  The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the public offering of its shares of common stock. Offering costs are charged against capital in excess of par value on the balance sheet. Offering costs, together with organization costs, are currently limited to 1.5% of total proceeds raised and are not due and payable to YCM until after the minimum offering requirement is met. For the period from November 6, 2013 (Inception) to June 30, 2014, the Company incurred and paid directly $1,310 of offering costs.  Accordingly, on the accompanying balance sheet as of June 30, 2014 the Company has recorded as a reduction of capital, $1,310 of offering costs incurred and paid directly by the Company.  For the period from November 6, 2013 (Inception) to June 30, 2014, YCM incurred and paid offering costs of $402,607 on behalf of the Company.  As the minimum offering requirement has not been met the Company has not recorded any offering costs related to such amounts incurred by YCM.

To the extent the Company is unable to raise sufficient capital such that the organizational and offering costs paid by YCM on behalf of the Company are more than the amount allowed for reimbursement, YCM will forfeit the right to reimbursement of these costs. Any permissible reimbursement may only occur, if at all, within three years after the amount subject to reimbursement was incurred by YCM.

As of June 30, 2014, the remaining amount of aggregate organizational and offering costs which exceeds the current limitation is $461,225.

Note 2. Related-Party Arrangements

Investment advisory agreement and related-party transactions: The Company has entered into an investment advisory agreement with YCM (the “Advisory Agreement”) in connection with its initial public offering. Pursuant to the Advisory Agreement, YCM will be paid a base management fee and an incentive fee. The Base Management Fee will be calculated at an annual rate of 2.0% of gross assets (which includes assets acquired by means of leverage), payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of the most recently completed fiscal quarter. The incentive fee has two parts.  The first part is the subordinated incentive fee on income, which will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 2.0% per quarter (an annualized hurdle rate of 8.0%). Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, YCM will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 0.5% of adjusted capital, or 2.0% annually. This “catch-up” feature allows YCM to recoup the fees foregone as a result of the existence of the hurdle rate. No subordinated incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 2.5%, or the quarterly hurdle rate, together with the catch-up fee. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of adjusted capital, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income.. The second part of the incentive fee is an incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of the Company which will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. As of the date of these financial statements, no advisory services have been performed by YCM, and no fees have been paid or accrued.

Under the terms of the Advisory Agreement YCM is entitled to reimbursement of certain costs it may incur. Reimbursable costs include organizational and offering costs as noted in Note 1, due diligence costs associated with potential investments and various administrative costs.  The Company will reimburse YCM for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) YCM’s actual costs incurred in providing such services, or (2) the amount the Company estimates would be required to pay alternative service providers for comparable services in the same geographic location. YCM will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost of obtaining similar services from third-party service providers known to be available. In addition, the board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the board of directors will compare the total amount paid to YCM for such services as a percentage of net assets to the same ratio as reported by other comparable BDCs.

As of June 30, 2014 the Company owed YCM $13,800 related to due diligence costs and other administrative costs incurred on behalf of the Company.

Certain officers of the Company are also principals of YCM.

Note 3. Indemnification

Under the Company’s organizational documents, its officers and directors will be indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company will enter into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Note 4. Subsequent events

The Company has evaluated subsequent events for potential recognition and/or disclosure through December 17, 2014, the date the financial statements were available to be issued.

Effective September 20, 2014, the Company executed a subscription agreement with YCM in which the Company will sell to YCM 11,765 shares of common stock at $8.50 per share with aggregate proceeds of $100,003.  On December 11. 2014 the Company received the $100,003 from YCM.

Yorke Capital Corporation
Balance Sheets
(Unaudited)

	September 30, 2014	December 31, 2013
ASSETS
Cash	$8,590	$-
Subscription receivable	100,003	-
Total Assets	108,593	-

LIABILITIES AND SHAREHOLDER’S EQUITY (NET ASSETS)

LIABILITIES

Due to Investment Advisor	36,448	-
Total Liabilities	36,448	-

Commitments and contingencies ($506,984) - See Note 1

SHAREHOLDER’S EQUITY (NET ASSETS)

Common stock, 250,000,000 shares authorized, 12,876 and 0 shares issued
and outstanding, par value of $0.001	13	-
Additional paid-in capital	109,990	-
Offering costs	(1,310)	-
Accumulated loss	(36,548)	-
Total Shareholder’s Equity (Net Assets)	72,145	-
Total Liabilities and Shareholder’s Equity (Net Assets)	$108,593	-
Net Asset Value Per Share	$5.60	-

See Notes to Financial Statements

Yorke Capital Corporation
STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2014	September 30, 2014
Expenses
Professional fees	$22,648	$36,448
Other expenses	-	100
Net decrease in assets resulting from operations	$22,648	$36,548
Per share information – basic and diluted
Net decrease in net assets resulting from operations	$(10,53)	$(16.99)
Weighted average shares outstanding	2,151	2,151

See Notes to Financial Statements

Yorke Capital Corporation
STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY (NET ASSETS (DEFICIT))
(Unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2014	September 30, 2014
Operations
Net decrease in net assets resulting from operations	$(22,648)	$(36,548)
Capital share transactions
Issuance of Common Stock	100,003	110,003
Offering costs	-	(1,310)
Net increase in net assets resulting from capital share transactions	100,003	108,693
Total increase in net assets	77,355	72,145
Net assets (deficit) at beginning of period	(5,210)	-
Net assets at end of period	$72,145	$72,145

See Notes to Financial Statements

Yorke Capital Corporation

Notes to Financial Statements (Unaudited)

1. Nature of Operations and Significant Accounting Policies

Nature of operations: Yorke Capital Corporation (the “Company”) was formed on November 6, 2013 to act as an externally-managed, closed-end, non-diversified investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to provide lower middle market companies (“LMM Companies”) that are focused on technology-enabled services, IT infrastructure and related industries with much needed growth capital.  We intend to do so by (i) infusing growth capital into such LMM Companies in order to maximize capital appreciation and gains, while (ii) maintaining current income through the use of loan facilities to LMM Companies, which will primarily consist of senior secured loans. The Company will be managed by Yorke Capital Management, LLC (“YCM”), a Registered Investment Advisor.

As of September 30, 2014, the Company has not yet begun trading operations. All of the outstanding shares are owned by YCM.

A summary of the Company’s significant accounting policies follows:

Basis of presentation: The accompanying financial statements have been prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). In the opinion of management, the financial statements reflect all adjustments and reclassifications that are necessary for fair presentation of the financial statements as of September 30, 2014 and for the three and nine months then ended.

Use of estimates: The preparation of the statement of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Statement of cash flows:  The Company has elected not to provide statements of cash flows as permitted by FASB ASC 230, Statement of Cash Flows.  As of and for the  three and nine months ended September 30, 2014, the Company held no investments, the Company carried no debt and the Company’s financial statements include a statement of changes in shareholder’s equity (net assets (deficit)).

Income taxes: The Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Uncertainty in income taxes:  Income tax guidance within GAAP provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. GAAP requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine when the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain tax positions at September 30, 2014.

Organization costs: Organization costs include, among other things, the cost of incorporating, including legal fees related to the creation and organization of the Company and its related documents of organization.  Organization costs are expensed as incurred directly by the Company or for those costs incurred by YCM on behalf of the Company, the costs are expensed as the Company raises proceeds.  After the Company meets the Minimum Offering Requirement, which is $1 million, YCM and certain of its affiliates will become entitled to receive reimbursement of organization and offering costs incurred by them to the extent that such reimbursement does not cause the total organization and offering costs to exceed 1.5% of gross proceeds raised. The Company has incurred and paid directly zero and $100 of organizational costs during the three and nine months

ended September 30, 2014, respectively.   The amount has been recorded as an expense.  For the period from November 6, 2013 (Inception) to September 30, 2014, the Advisor incurred and paid organization costs of $58,618 on behalf of the Company. For the three and nine months ended September 30, 2014, the Advisor incurred and paid organization costs of zero and $58,618 on behalf of the Company, respectively.  As the minimum offering requirement has not been met the Company has not recorded any organizational expense related to such amounts incurred by YCM.

Offering costs:  The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the public offering of its shares of common stock. Offering costs are charged against capital in excess of par value on the balance sheet.  After the Company meets the Minimum Offering Requirement, YCM and certain of its affiliates will become entitled to receive reimbursement of organization and offering costs incurred by them to the extent that such reimbursement does not cause the total organization and offering costs to exceed 1.5% of gross proceeds raised.  The Company has incurred and paid directly zero and $1,310 of offering costs during the three and nine months ended September 30, 2014, respectively.  Accordingly, on the accompanying balance sheet as of September 30, 2014 the Company has recorded as a reduction of capital, $1,310 of offering costs incurred and paid directly by the Company.  For the period from November 6, 2013 (Inception) to September 30, 2014, the YCM incurred and paid offering costs of $448,336 on behalf of the Company. For the three and nine months ended September 30, 2014, YCM incurred and paid offering costs of $45,729 and $448,336 on behalf of the Company, respectively.  As the minimum offering requirement has not been met the Company has not recorded any offering costs related to such amounts incurred by YCM.

To the extent the Company is unable to raise sufficient capital such that the organizational and offering costs paid by YCM on behalf of the Company are more than the amount allowed for reimbursement, YCM will forfeit the right to reimbursement of these costs. Any permissible reimbursement may only occur, if at all, within three years after the amount subject to reimbursement was incurred by YCM.

As of September 30, 2014, the remaining amount of aggregate organizational and offering costs which exceeds the current limitation is $506,984.

Note 2. Related-Party Arrangements

Investment advisory agreement and related-party transactions: The Company has entered into an investment advisory agreement with YCM (the “Advisory Agreement”) in connection with its initial public offering. Pursuant to the Advisory Agreement, YCM will be paid a base management fee and an incentive fee. The Base Management Fee will be calculated at an annual rate of 2.0% of gross assets (which includes assets acquired by means of leverage), payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of the most recently completed fiscal quarter. The incentive fee has two parts.  The first part is the subordinated incentive fee on income, which will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 2.0% per quarter (an annualized hurdle rate of 8.0%). Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, YCM will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 0.5% of adjusted capital, or 2.0% annually. This “catch-up” feature allows YCM to recoup the fees foregone as a result of the existence of the hurdle rate. No subordinated incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 2.5%, or the quarterly hurdle rate, together with the catch-up fee. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of adjusted capital, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income.. The second part of the incentive fee is an incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of the Company which will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. As of the date of these financial statements, no advisory services have been performed by YCM, and no fees have been paid or accrued.

Under the terms of the Advisory Agreement YCM is entitled to reimbursement of certain costs it may incur. Reimbursable costs include organizational and offering costs as noted in Footnote 1, due diligence costs associated with potential investments and various administrative costs.  The Company will reimburse YCM for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) YCM’s actual costs incurred in providing such services, or (2) the amount the Company estimates would be required to pay alternative service providers for comparable services in the same geographic location. YCM will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost of obtaining similar services from third-party service providers known to be available. In addition, the board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the board of directors will compare the total amount paid to YCM for such services as a percentage of net assets to the same ratio as reported by other comparable BDCs.

As of September 30, 2014 the Company owed YCM $36,448 related to due diligence costs and other administrative costs incurred on behalf of the Company.

Certain officers of the Company are also principals of YCM.

Note 3. Indemnification

Under the Company’s organizational documents, its officers and directors will be indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company will enter into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Note 4. Capital Stock Transactions

As part of the organization of the Company on November 6, 2013, YCM contributed $10,000 in exchange for 1,111 shares of the Company’s common stock at a price per share of $9.00.  On September 20, 2014, the Company executed a subscription agreement with YCM in which the Company sold to YCM 11,765 shares of common stock at $8.50 per share with aggregate proceeds of $100,003.  The $100,003 in proceeds has been recorded on the balance sheet at September 30, 2014 as a subscription receivable with a corresponding increase in stockholders’ equity.  On December 11. 2014 the Company received the $100,003 from YCM.

Note 5.  Subsequent Events

The Company has evaluated subsequent events for potential recognition and/or disclosure through December 15, 2014, the date the financial statements were available to be issued.

APPENDIX A — SUBSCRIPTION AGREEMENT*

*To be filed by pre-effective amendment

A-1

PART C

Item 25.    Financial Statements and Exhibits.

(1)	Financial Statements

The following financial statements of Yorke Capital Corporation (the “Registrant” or the “Company”) are included in Part A of this registration statement:

(2)	Exhibits

The following exhibits are filed as part of this Registration Statement or hereby incorporated by reference to exhibits previously filed with the SEC:

(a)(1)	Articles of Incorporation of the Registrant**
(a)(2)	Articles of Amendment of the Registrant**
(b)	Bylaws of Registrant**
(d)	Form of Subscription Agreement**
(e)	Form of Distribution Reinvestment Plan
(g)	Form of Investment Advisory and Administrative Services Agreement
(h)	Form of Dealer Manager Agreement*
(j)(1)	Form of Custody Agreement between Registrant and [________]*
(k)	Form of Escrow Agreement between Registrant and UMB Bank*
(l)	Opinion of Kirton McConkie, PC*
(m)(1)	Consent of Kirton McConkie, PC (incorporated by reference to exhibit l hereto)*
(m)(2)	Consent of Independent Registered Accounting Firm
(r)	Code of Ethics

*To be filed by pre-effective amendment

** Incorporated by reference to Amendment No. 1 to registration statement on Form N-2 filed on July 31, 2014.

Item 26.                      Marketing Arrangements

The information contained under the heading “Plan of Distribution – About the Dealer Manager” in this Registration Statement is incorporated herein by reference.

Item 27.                      Other Expenses of Issuance and Distribution

SEC registration fee		$25,760
FINRA filing and registration fees		$30,500
Blue Sky Fees*	$	______
Transfer agent fees*	$	______
Printing and postage*	$	______
Accounting fees and expenses*	$	______
Legal fees and expenses*	$	______
Other expenses*	$
Total	$

* To be completed by amendment

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated.  All of the expenses set forth above shall be borne by the Registrant.

Item 28.  Persons Controlled by or Under Common Control

See “Management,” “Certain Relationships and Related Party Transactions,” and “Control Persons and Principal Shareholders” in the Prospectus contained herein.

 Item 29.  Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at December 11, 2014.

Title of Class	Number of Record Holders

Common stock, $0.001 par value	1

Item 30.  Indemnification

Directors and Officers

Under the Maryland General Corporation Law and pursuant to our Articles of Incorporation and Bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors.  The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our Articles of Incorporation and Bylaws. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding.  The indemnification agreements also require us to procure liability insurance coverage for our officers and directors. In addition, each indemnification agreement further provides that the applicable provisions of our Articles of Incorporation and Bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

Investment Adviser

The Investment Advisory Agreement provides that YCM and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by YCM or such other person, nor will YCM or such other person be held harmless for any loss or liability suffered by us, unless: (1) YCM or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) YCM or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by YCM or such other person acting as our agent; and (4) the indemnification or agreement to hold YCM or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. We intend to secure a joint liability insurance policy with our affiliates, including YCM. We anticipate that the premiums for this policy will be allocated across all insureds based on, among other things, the proportional share of the premium that we and our affiliates would pay had we purchased our policies separately and the asset base of each such entity. The independent directors of our Board of Directors must review and approve our allocation on an annual basis. As a result, YCM will bear the cost of its own liability insurance.

Item 31.  Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which YCM and each manager or executive officer of YCM, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory and Administrative Services Agreement.” Additional information regarding YCM and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-80276) and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Yorke Capital Corporation, 222 S. Main St. #500, Salt Lake City, Utah 84101;

(2)	the Transfer Agent, Phoenix American Financial Services, Inc., 2401 Kerner Boulevard, San Rafael, California 94901;

(3)	the Custodian, , [______________]; and

(4)	the investment adviser, Yorke Capital Management, LLC, 222 S. Main Street, Suite 500, SLC, UT 84101.

Item 33. Management Services

None.

Item 34. Undertakings

The Registrant undertakes:

(1)
Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (i) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (ii) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)	Not applicable.

(3)
Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof.  Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(b)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) or Rule 497(h) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(c)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(5)	Registrant undertakes that:

(a)
For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b)
For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, in the City of Salt Lake City, State of Utah, on December 17, 2014.

YORKE CAPITAL CORPORATION

By:  /s/ Ronald W. Daw
Ronald Daw
Chief Executive Officer and
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Ronald W. Daw Ronald Daw	Director, Chief Executive Officer (Principal Executive Officer and Director)	December 17, 2014
/s/ N. Dan Reeve N. Dan Reeve	Director, Chief Compliance Officer	December 17, 2014
/s/ James U. Jensen James U. Jensen	Director, Chairman of the Board of Directors	December 17, 2014
/s/ Fred F. Hessabi Fred F. Hessabi	Director	December 17, 2014
/s/ Bryan Ritchie Bryan Ritchie	Director	December 17, 2014